Registration No. 333-45039

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 6

and/or

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 4

Massachusetts Mutual Variable Annuity Separate Account 4
(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company
(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111
(Address of Depositor’s Principal Executive Offices)
(413) 788-8411

Robert Liguori
Senior Vice President and Associate General Counsel
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111
(Name and Address of Agent for Service)

        Approximate Date of Proposed Public Offering:    Continuous.

☐	It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2002 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	on (date) pursuant to paragraph (a) of Rule 485.

        If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information; Performance

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Certificate; Voting Rights; Reservation of Rights; Certificate Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Certificate Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information Caption in Statement of Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

18	Distribution; Experts

19	Purchase of Securities Being Offered

20	Distribution

21	Performance Measures

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS
Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity
Separate Account 4
Panorama Premier Variable Annuity
This prospectus describes the individual certificates issued under the Panorama Premier deferred group variable annuity contract offered by Massachusetts Mutual Life Insurance Company. This certificate provides for accumulation of certificate value and annuity payments on a fixed and variable basis.

You, the participant, have a number of investment choices in this certificate. These investment choices include three fixed account options as well as the following forty funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

American Century® Variable Portfolios, Inc.
•	American Century VP Income & Growth Fund
•	American Century VP Value Fund

Calvert Variable Series, Inc.
•	Calvert Social Balanced Portfolio

Deutsche Asset Management VIT Funds
•	Scudder VIT EAFE® Equity Index Fund
•	Scudder VIT Small Cap Index Fund

Fidelity® Variable Insurance Products Fund
•	VIP Growth Portfolio – Service Class

Fidelity® Variable Insurance Products Fund II
•	VIP II Contrafund® Portfolio – Initial Class

Fidelity® Variable Insurance Products Fund III
•	VIP III Growth Opportunities Portfolio – Service Class

Franklin Templeton Variable Insurance Products Trust
•	Templeton Foreign Securities Fund – Class 2 Shares

INVESCO Variable Investment Funds, Inc.
•	INVESCO VIF – Financial Services Fund
•	INVESCO VIF – Health Sciences Fund
•	INVESCO VIF – Technology Fund

Janus Aspen Series
•	Janus Aspen Balanced Portfolio – Institutional Shares
•	Janus Aspen Capital Appreciation Portfolio –Institutional Shares
•	Janus Aspen Worldwide Growth Portfolio –Institutional Shares

MFS® Variable Insurance Trust SM
•	MFS® Investors Trust Series

MML Series Investment Fund
•	MML Blend Fund
•	MML Emerging Growth Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Equity Index Fund – Class I Shares
•	MML Growth Equity Fund
•	MML Large Cap Value Fund
•	MML OTC 100 Fund
•	MML Small Cap Equity Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Multiple Strategies Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.
•	Oppenheimer International Growth Fund/VA
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Premier variable annuity.

To learn more about the Panorama Premier certificate, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 41 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The certificate:
•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved this certificate or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2002

Table Of Contents
Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the certificate, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	13

Accumulation Unit	22

Annuitant	14

Annuity Date	30

Annuity Options	31

Annuity Payments	30

Annuity Service Center	1

Annuity Unit Value	31

Certificate	13

Certificate Anniversary	32

Contract Owner	14

Free Withdrawals	29

Income Phase	30

Non-Qualified	36

Participant	14

Purchase Payment	15

Qualified	36

Separate Account	16

Tax Deferral	35

Index Of Special Terms
Highlights
This prospectus describes the general provisions of the Panorama Premier certificate. You may review a copy of the certificate upon request.

Free Look

You have a right to examine your certificate. If you change your mind about owning your certificate, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the certificate within this time period, we will not assess a sales charge. You will receive your certificate value as of the business day we receive your certificate and your written request at our Annuity Service Center. If you purchase this certificate as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the certificate value.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the certificate value. The amount of the contingent deferred sales charge depends on the amount of your purchase payments, the length of time since you made them and the amount of your withdrawal or the amount you apply to an annuity payment. The contingent deferred sales charge ranges from 7% to 0%.
Federal Income Tax Penalty

If you withdraw any of the certificate value from your non-qualified certificate, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1 /2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•
paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified certificates. Please refer to the Taxes section of this prospectus for more information.
Highlights
Massachusetts Mutual Variable Annuity
Separate Account 4 – Panorama Premier Segment
Table Of Fees And Expenses

Participant Transaction Expenses

Transfer Fee:

During Accumulation Phase:
We will not charge for the first 12 transfers in a calendar year; thereafter we will assess a fee which is the lesser of $20 or 2% of the amount transferred.

During Income Phase:
We allow only 6 transfers in a calendar year and we will not assess a fee for these 6 transfers.

Sales Load on Purchases:
None

Contingent Deferred Sales Charge (as a percentage of purchase payments withdrawn):

Years since payment was accepted	1st Year	2nd Year	3rd Year	4th Year	5th Year	6th Year	7th Year	8th Year and thereafter

Charge	7%	6%	5%	4%	3%	2%	1%	0%

Annual Certificate Maintenance Charge:
$30 per certificate year; waived if certificate value is $50,000 or greater.

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Charge:
1.25%

Administrative Charge:
0.15%

Total Separate Account Annual Expenses:
1.40%

Table Of Fees And Expenses

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 2001)

	Management Fees After Expense Reimbursements	Other Expenses After Expense Reimbursements		12b-1 Fees	Total Operating Expenses After Expense Reimbursements

American Century VP Income & Growth Fund	0.70%	0.00%		—	0.70%

American Century VP Value Fund	0.97%	0.00%		—	0.97%

Calvert Social Balanced Portfolio	0.70%	0.18%		—	0.88%	[1]

Fidelity® VIP Growth Portfolio – Service Class	0.58%	0.10%		0.10%	0.78%	[3]

Fidelity® VIP II Contrafund® Portfolio – Initial Class	0.58%	0.10%		—	0.68%	[3]

Fidelity® VIP III Growth Opportunities Portfolio – Service Class	0.58%	0.11%		0.10%	0.79%	[3]

INVESCO VIF – Financial Services Fund	0.75%	0.32%		—	1.07%

INVESCO VIF – Health Sciences Fund	0.75%	0.31%		—	1.06%

INVESCO VIF – Technology Fund	0.75%	0.32%		—	1.07%

Janus Aspen Balanced Portfolio – Institutional Shares	0.65%	0.01%		—	0.66%

Janus Aspen Capital Appreciation Portfolio – Institutional Shares	0.65%	0.01%		—	0.66%

Janus Aspen Worldwide Growth Portfolio – Institutional Shares	0.65%	0.04%		—	0.69%

MFS® Investors Trusts Series	0.75%	0.14%	[4]	—	0.89%

MML Blend Fund	0.38%	0.02%	[5]	—	0.40%

MML Emerging Growth Fund	1.05%	0.11%	[5]	—	1.16%

MML Enhanced Index Core Equity Fund	0.55%	0.11%	[5]	—	0.66%

MML Equity Fund	0.37%	0.03%	[5]	—	0.40%

MML Equity Index Fund – Class I Shares	0.10%	0.35%		—	0.45%

MML Growth Equity Fund	0.80%	0.11%	[5]	—	0.91%

MML Large Cap Value Fund	0.80%	0.07%	[5]	—	0.87%

MML OTC 100 Fund	0.45%	0.11%	[5]	—	0.56%

MML Small Cap Equity Fund [6]	0.65%	0.04%	[5]	—	0.69%

MML Small Cap Growth Equity Fund	1.07%	0.08%	[5]	—	1.15%

MML Small Company Opportunities Fund	1.05%	0.11%	[5]	—	1.16%

Oppenheimer Aggressive Growth Fund/VA	0.64%	0.04%		—	0.68%

Oppenheimer Bond Fund/VA	0.72%	0.05%		—	0.77%

Oppenheimer Capital Appreciation Fund/VA	0.64%	0.04%		—	0.68%

Oppenheimer Global Securities Fund/VA	0.64%	0.06%		—	0.70%

Oppenheimer High Income Fund/VA	0.74%	0.05%		—	0.79%

Oppenheimer International Growth Fund/VA	1.00%	0.05%		—	1.05%

Table Of Fees And Expenses

	Management Fees After Expense Reimbursements		Other Expenses After Expense Reimbursements	12b-1 Fees	Total Operating Expenses After Expense Reimbursements

Oppenheimer Main Street® Growth & Income Fund/VA	0.68%		0.05%	—	0.73%

Oppenheimer Money Fund/VA	0.45%		0.07%	—	0.52%

Oppenheimer Multiple Strategies Fund/VA	0.72%		0.04%	—	0.76%

Oppenheimer Strategic Bond Fund/VA	0.74%	[7]	0.05%	—	0.79%

Panorama Growth Portfolio	0.62%		0.02%	—	0.64%

Panorama Total Return Portfolio	0.63%		0.02%	—	0.65%

Scudder VIT EAFE® Equity Index Fund [9]	0.45%		0.20%	—	0.65%	[2]

Scudder VIT Small Cap Index Fund [10]	0.35%		0.10%	—	0.45%	[2]

T. Rowe Price Mid-Cap Growth Portfolio	0.85%		0.00%	—	0.85%

Templeton Foreign Securities Fund – Class 2 Shares [8]	0.68%		0.22%	0.25%	1.15%

1 “Other Expenses” reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.87% in the Social Balanced Portfolio.

2 Deutsche Asset Management, Inc. (The Advisor) has voluntarily agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses to the current expense cap listed. Deutsche Asset Management does not guarantee that the fee waiver will remain in effect and could be subject to change. Absent this expense cap reimbursement, the management fees and other expenses for the Funds would be: 0.35% and 0.28% for the Small Cap Index Fund; 0.45% and 0.36% for the EAFE® Equity Index Fund.

3 Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including these reductions, the other expenses for the VIP Growth Portfolio would have been 0.07%, decreasing the VIP Growth Portfolio’s total fund expenses to 0.75%; the other expenses for the VIP II Contrafund Portfolio (Initial Class) would have been 0.06%, decreasing the VIP II Contrafund Portfolio’s (Initial Class) total fund expenses to 0.64%; and the other expenses for the VIP III Growth Opportunities Portfolio would have been 0.09%, decreasing the VIP III Growth Opportunities Portfolio’s total fund expenses to 0.77%.

4 The MFS Investors Trust Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS Investors Trust Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The other expenses for the MFS Investors Trust Series take into account these expense reductions, and are therefore lower than the actual expenses of the series. Had these fee reductions not been taken into account, total operating expenses for the MFS Investors Trust Series would be equal to 0.90%.

5 MassMutual has agreed to bear expenses of these Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2003. The expenses shown for MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund, MML Small Company Opportunities Fund and MML Emerging Growth Fund include this reimbursement. If not included, the Other Expenses for these Funds in 2001 would have been 0.21% for the MML Enhanced Index Core Equity Fund, 0.19% for the MML Growth Equity Fund, 0.26% for the MML OTC 100 Fund, 0.29% for the MML Small Company Opportunities Fund and 0.32% for the MML Emerging Growth Fund. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Large Cap Value Fund, MML Small Cap Equity Fund and MML Small Cap Growth Equity Fund in 2001.

6 Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.

Table Of Fees And Expenses
7 OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.

8 Prior to May 1, 2002, this Fund was called the Templeton International Securities Fund. The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction the total annual fund operating expenses would have been 1.16%.

9 Prior to May 1, 2002, this fund was called Deutsche VIT EAFE® Equity Index Fund.

10 Prior to May 1, 2002, this fund was called Deutsche VIT Small Cap Index Fund.

(See the fund prospectuses for more information.)
Table Of Fees And Expenses

Example

The following examples are designed to help you understand the expenses in the certificate. The examples show the cumulative expenses you would pay assuming you invested $1,000 in a certificate and allocated all of it to a fund which earned 5% each year. All the expenses shown in the table of fees and expenses, including the annual fund expenses, are assumed to apply. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.

Sub-Account	Year	1	3	5	10

American Century VP Income & Growth		$87	$118	$147	$252

American Century VP Value		90	126	161	279

Calvert Social Balanced		89	123	156	269

Fidelity® VIP Growth		88	119	150	257

Fidelity® VIP II Contrafund®		87	116	144	245

Fidelity® VIP III Growth Opportunities		88	120	151	259

INVESCO VIF – Financial Services		91	128	166	290

INVESCO VIF – Health Sciences		91	128	166	289

INVESCO VIF – Technology		91	128	166	290

Janus Aspen Balanced		87	116	145	247

Janus Aspen Capital Appreciation		87	116	145	247

Janus Aspen Worldwide Growth		87	117	147	251

MFS® Investors Trust		89	123	157	271

MML Blend		84	109	132	220

MML Emerging Growth		91	131	171	299

MML Enhanced Index Core Equity		87	116	145	247

MML Equity		84	109	132	220

MML Equity Index		85	110	134	225

MML Growth Equity		89	124	158	273

MML Large Cap Value		89	123	156	269

MML OTC 100		86	114	140	237

MML Small Cap Equity [1]		87	117	147	251

MML Small Cap Growth Equity		91	131	170	298

MML Small Company Opportunities		91	131	171	299

Oppenheimer Aggressive Growth		87	117	146	250

Oppenheimer Bond		88	120	151	259

Oppenheimer Capital Appreciation		87	117	146	250

Oppenheimer Global Securities		87	118	147	252

Oppenheimer High Income		88	120	152	261

Oppenheimer International Growth		90	128	165	288

Oppenheimer Main Street® Growth & Income		87	119	149	255

Oppenheimer Money		85	112	138	233

Table Of Fees And Expenses

Sub-Account	Year	1	3	5	10

Oppenheimer Multiple Strategies		$88	$119	$150	$258

Oppenheimer Strategic Bond		88	120	152	261

Panorama Growth		87	116	144	245

Panorama Total Return		87	116	145	246

Scudder VIT EAFE® Equity Index [2]		87	116	145	246

Scudder VIT Small Cap Index [3]		85	110	134	225

T. Rowe Price Mid-Cap Growth		89	122	155	267

Templeton Foreign Securities [4]		91	131	170	298

  1 Prior to May 1, 2002, this Sub-Account was called MML Small Cap Value Equity Sub-Account.
  2 Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
  3 Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.
  4 Prior to May 1, 2002, this Sub-Account was called Templeton International Securities Sub-Account.
Table Of Fees And Expenses

This second example assumes 1) that you did not make a withdrawal or 2) that you decided to begin the income phase at the end of each year shown. (Currently, the income phase is not available until 30 days after you purchase your certificate.)

Sub-Account	Year	1	3	5	10

American Century VP Income & Growth		$22	$68	$117	$252

American Century VP Value		25	77	131	279

Calvert Social Balanced		24	74	126	269

Fidelity® VIP Growth		23	70	120	257

Fidelity® VIP II Contrafund®		22	67	114	245

Fidelity® VIP III Growth Opportunities		23	71	121	259

INVESCO VIF – Financial Services		26	80	136	290

INVESCO VIF – Health Sciences		26	79	136	289

INVESCO VIF – Technology		26	80	136	290

Janus Aspen Balanced		22	67	115	247

Janus Aspen Capital Appreciation		22	67	115	247

Janus Aspen Worldwide Growth		22	68	117	251

MFS® Investors Trust		24	74	127	271

MML Blend		19	59	102	220

MML Emerging Growth		27	83	141	299

MML Enhanced Index Core Equity		22	67	115	247

MML Equity		19	59	102	220

MML Equity Index		20	61	104	225

MML Growth Equity		24	75	128	273

MML Large Cap Value		24	74	126	269

MML OTC 100		21	64	110	237

MML Small Cap Equity [1]		22	68	117	251

MML Small Cap Growth Equity		27	82	140	298

MML Small Company Opportunities		27	83	141	299

Oppenheimer Aggressive Growth		22	68	116	250

Oppenheimer Bond		23	71	121	259

Oppenheimer Capital Appreciation		22	68	116	250

Oppenheimer Global Securities		22	68	117	252

Oppenheimer High Income		23	71	122	261

Oppenheimer International Growth		26	79	135	288

Oppenheimer Main Street® Growth & Income		22	69	119	255

Oppenheimer Money		20	63	108	233

Oppenheimer Multiple Strategies		23	70	120	258

Oppenheimer Strategic Bond		23	71	122	261

Table Of Fees And Expenses

Sub-Account	Year	1	3	5	10

Panorama Growth		$22	$67	$114	$245

Panorama Total Return		22	67	115	246

Scudder VIT EAFE® Equity Index [2]		22	67	115	246

Scudder VIT Small Cap Index [3]		20	61	104	225

T. Rowe Price Mid-Cap Growth		24	73	125	267

Templeton Foreign Securities [4]		27	82	140	298

  1 Prior to May 1, 2002, this Sub-Account was called MML Small Cap Value Equity Sub-Account.
  2 Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
  3 Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.
  4 Prior to May 1, 2002, this Sub-Account was called Templeton International Securities Sub-Account.

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples reflect the $30 annual certificate maintenance charge as an annual charge of 0.063% of the assets. This charge is based on an anticipated average certificate value of $48,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

There is an accumulation unit value history contained in Appendix A - Condensed Financial Information.
Table Of Fees And Expenses

The Company

Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

The Panorama Premier Individual Certificate Issued under a Group Deferred Variable Annuity Contract
General Overview

The annuity certificate is an ownership interest issued by us, MassMutual, to you, the participant, under the group deferred variable annuity contract. This annuity certificate is a contract between the participant and MassMutual. The certificate is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your certificate, this date must be at least 5 years from when you purchase the certificate. However, we currently allow you to select a date that is at least 30 days from when you purchase the certificate.

The certificate, like all deferred annuity certificates, has two phases – the accumulation phase and the income phase. Your certificate is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your certificate enters the income phase.

You are not taxed on certificate earnings until you take money from your certificate. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The certificate is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include forty funds and three fixed accounts. The amount of money you are able to accumulate in your certificate during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.
The Company/General Overview

Ownership

Contract Owner

The contract owner is the person or non-natural person who maintains the ownership rights stated in the contract that are not delegated to the participants. The owner of the contract is usually an employer, trustee or other sponsor of a group that is comprised of participants. If the contract is purchased as part of an employee benefit plan, the plan may govern which ownership rights are maintained by the contract owner and which are delegated to participants.

Participant

The participant is named at time of application. The participant can be an individual or a non-natural person. We will not issue a certificate to you if you have passed your 85th birthday as of the date we proposed to issue the certificate.

As the participant of the certificate, you exercise all rights under the certificate. The participant names the beneficiary. You may change the participant of the certificate at any time prior to the annuity date by written request. If you change the participant, the change is subject to our underwriting rules. Changing the participant may result in tax consequences. On and after the annuity date, you continue as the participant.

Joint Participant

The certificate can be owned by joint participants. Unless prohibited by state law, only you and your spouse can be joint participants. We will not issue a certificate to you if either proposed joint participant has passed their 85th birthday as of the date we proposed to issue the certificate.

Upon the death of either joint participant, the surviving spouse will be the designated beneficiary and may continue the certificate. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint participants.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a certificate to you if the proposed annuitant has passed his/her 85th birthday as of the date we proposed to issue the certificate. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a certificate owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

A beneficiary who is your surviving spouse may elect to continue the certificate in his or her own name, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option.
Ownership

Purchasing a Certificate

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

•	$5,000 when the certificate is bought as a non-qualified certificate; or

•	$2,000 if you are buying the certificate as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan.

If, when you apply for your certificate, you elect to make purchase payments under our automatic investment plan option, we will allow you to satisfy the minimum initial payment requirement by making 12 consecutive monthly payments of as little as:

•	$416.66 for a non-qualified certificate, or

•	$166.66 for a qualified certificate.

You can make additional purchase payments to your certificate. However, additional payments of less than $250 are subject to our approval. We will accept additional purchase payments of as little as $100 if you have selected our automatic investment plan option.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the certificate. The maximum amount is:

•	$1 million up to age 75 1 /2; or

•	$500,000 if older than age 75 1 /2.

If the participant is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint participants, age refers to the oldest participant.

You may make your initial purchase payment, along with your complete application, by giving them to your registered representative. You can make additional purchase payments:

•	By mailing your check that clearly indicates your name and contract number to our lockbox:

MassMutual Panorama Premier NY/NJ
P.O. Box 92427
Chicago, IL 60675-2427

•	By instructing your bank to wire transfer funds to:

Chase Manhattan Bank, New York, New York
ABA #021000021
MassMutual Account 323065384
Ref: VA Income Contract #
Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your certificate, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your certificate and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your certificate by making additional purchase payments, we will credit these amounts to your certificate on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your certificate effective the next business day.
Purchasing a Certificate

Investment Choices

The Separate Account

We established a separate account, Massachusetts Mutual Variable Annuity Separate Account 4 (separate account), to hold the assets that underlie the certificates. Our Board of Directors adopted a resolution to establish the separate account under Massachusetts insurance law on July 9, 1997. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MassMutual owns the assets of the separate account. However, those separate account assets equal to the reserves and other certificate liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the certificates and not against any other certificates we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the certificates funded by the separate account.

We currently divide the separate account into 40 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contract offers 40 funds which are listed below. Additional funds may be added in the future.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company. American Century Investment Management, Inc. (“American Century”) is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

American Century VP Income & Growth Fund.  American Century VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

American Century VP Value Fund.  American Century VP Value Fund seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

Calvert Variable Series, Inc.

Calvert Variable Series, Inc. is a management investment company consisting of separate portfolios of investments.

Calvert Asset Management Company, Inc. (“CAMCO”) is the investment adviser to Calvert Variable Series, Inc. CAMCO has retained Brown Capital Management, Inc. and SSgA Funds Management, Inc. to manage the equity portion of the Calvert Social Balanced Portfolio previously managed by NCM Capital Management Group, Inc. CAMCO will continue to manage the fixed income portion of the Calvert Social Balanced Portfolio. CAMCO is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814

Calvert Social Balanced Portfolio.  The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity, and which satisfy the Portfolio’s investment and social criteria.

Deutsche Asset Management VIT Funds

Deutsche Asset Management VIT Funds was organized as a Massachusetts business trust in 1996.

Deutsche Asset Management, Inc. (“DAMI”) serves as the investment adviser to the Scudder VIT EAFE® Equity Index Fund and the Scudder VIT Small Cap Index Fund. DAMI is located at 280 Park Avenue, New York, NY 10017.

Scudder VIT EAFE® Equity Index Fund.*  The Scudder VIT EAFE® Equity Index Fund seeks to match, as closely as possible, before expenses, the risk and return characteristics of the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East Index (“EAFE® Index”) 1 . The Fund will invest primarily in stocks of companies that comprise the EAFE® Index, in approximately the same weightings as the EAFE® Index.

*Prior to May 1, 2002, this Fund was called Deutsche VIT EAFE® Equity Index Fund.

1 The MSCI EAFE® Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by DAMI.

Scudder VIT Small Cap Index Fund.*  The Scudder VIT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Small Stock Index 1 , which emphasizes stocks of small U.S. companies.

*Prior to May 1, 2002, this Fund was called Deutsche VIT Small Cap Index Fund.

1 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes which have been licensed for use by DAMI.

Fidelity® Variable Insurance Products Fund

Fidelity Variable Insurance Products Fund (“VIP”) is an open-end, management investment company.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity VIP Growth Portfolio. FMR is the management arm of Fidelity Investments®. Fidelity Investments has its principal place of business at 82 Devonshire Street, Boston, MA 02109.

FMR Co., Inc. (“FMRC”) serves as sub-advisor for the Fund. FMRC is a wholly owned subsidiary of FMR.

Fidelity VIP Growth Portfolio – Service Class.  Fidelity VIP Growth Portfolio seeks to achieve capital appreciation. It invests primarily in common stocks of domestic and foreign companies believed to have above-average growth potential.

Fidelity® Variable Insurance Products Fund II

Fidelity Variable Insurance Products Fund II (“VIP II”) is an open-end management investment company.

FMR is the investment adviser to the Fidelity
VIP II Contrafund® Portfolio. FMRC serves as sub-advisor for the Fund.

Fidelity VIP II Contrafund® Portfolio – Initial Class.  Fidelity VIP II Contrafund® Portfolio seeks long term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value FMR believes is not fully recognized by the public.

Fidelity Variable Insurance Products Fund III

Fidelity Variable Insurance Products Fund III (“VIP III”) is an open-end, management investment company.

FMR is the investment adviser to the Fidelity VIP III Growth Opportunities Portfolio. FMRC serves as sub-advisor for the Fund.

Fidelity VIP III Growth Opportunities Portfolio –Service Class.  Fidelity VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks of domestic and foreign companies.

Franklin Templeton Variable Insurance Products Trust

The Franklin Templeton Variable Insurance Products Trust is an open-end, management investment company.

Templeton Investment Counsel, LLC (“TIC”) is the investment advisor to the Templeton Foreign Securities Fund. TIC is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, FL 33394.

Templeton Foreign Securities Fund – Class 2 Shares.*  The Templeton Foreign Securities Fund seeks long-term capital growth. The Fund invests primarily in the equity securities of companies located outside the U.S., including those in emerging markets.

*Prior to May 1, 2002, this Fund was called Templeton International Securities Fund.
Investment Choices

INVESCO Variable Investment Funds, Inc.

INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”) is an open-end, diversified, no-load management investment company. INVESCO Funds Group, Inc. (“INVESCO”) is the investment adviser to INVESCO VIF. INVESCO is located at 4350 South Monaco Street, Denver, CO 80237.

INVESCO VIF—Financial Services Fund.  The INVESCO VIF—Financial Services Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies involved in the financial-services sector.

INVESCO VIF—Health Sciences Fund.  The INVESCO VIF—Health Sciences Fund seeks capital appreciation. It invests primarily in the equity securities of companies that develop, produce, or distribute products or services related to health care.

INVESCO VIF—Technology Fund.  The INVESCO VIF—Technology Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series

Janus Aspen Series (“Janus Aspen”) is an open-end management investment company. Janus Capital is the investment adviser to Janus Aspen. Janus Capital is located at 100 Fillmore Street, Denver, CO 80206-4928.

Janus Aspen Balanced Portfolio—Institutional Shares.  The Janus Aspen Balanced Portfolio seeks long-term capital growth consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio will normally invest at least 25% of its assets in fixed-income securities.

Janus Aspen Capital Appreciation Portfolio—Institutional Shares.  The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Janus Aspen Worldwide Growth Portfolio—Institutional Shares.  The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

MFS® Variable Insurance Trust  SM

The MFS® Variable Insurance Trust SM (“MFS Trust”) is an open-end management investment company.

Massachusetts Financial Services Company (“MFS”) is the investment advisor to the MFS Trust. MFS is a Delaware corporation and is located at 500 Boylston Street, Boston, MA 02116.

MFS® Investors Trust Series.  The MFS® Investors Trust Series seeks long-term growth of capital with a secondary objective to seek reasonable current income.

MML Series Investment Fund

The MML Series Investment Fund (“MML Trust”) is a no-load, open-end, investment company. MassMutual serves as investment advisor to the MML Trust.

MassMutual has entered into sub-advisory agreements with David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, whereby Babson manages the investments of the MML Blend Fund, MML Small Cap Equity Fund, MML Small Company Opportunities Fund, and the MML Enhanced Index Core Equity Fund.

MassMutual has entered into sub-advisory agreements with Babson and Alliance Capital Management L.P. (“Alliance”), whereby Babson and Alliance each manage a portion of the MML Equity Fund.

MassMutual has entered into a sub-advisory agreement with Massachusetts Financial Services Company (“MFS”), whereby MFS manages the investments of the MML Growth Equity Fund.

Investment Choices
MassMutual has entered into sub-advisory agreements with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund.

MassMutual has entered into a sub-advisory agreement with RS Investment Management L.P., whereby RS Investment Management, L.P. manages the investments of the MML Emerging Growth Fund.

MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers L.P. (“Davis”) whereby Davis manages the investments of the MML Large Cap Value Fund.

MassMutual has entered into sub-advisory agreements with Wellington Management Company, LLP (“Wellington Management”), and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby Wellington Management and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

MML Blend Fund.  The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income, and money market securities.

MML Emerging Growth Fund. The MML Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Enhanced Index Core Equity Fund.  The MML Enhanced Index Core Equity Fund seeks to outperform the total return performance of its benchmark index, the S&P 500 Index 1 , while maintaining risk characteristics similar to those of the benchmark.

1 The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

MML Equity Fund.  The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund – Class I Shares.  The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®.

MML Growth Equity Fund.  The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Large Cap Value Fund. The MML Large Cap Value Fund seeks both capital growth and income by investing in high quality, large capitalization companies in the S&P 500 Index®.

MML OTC 100 Fund. The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks, by investing primarily in companies listed in the NASDAQ 100 Index® 1 .

1 NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

MML Small Cap Equity Fund*.  The MML Small Cap Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

*Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity Fund.

MML Small Cap Growth Equity Fund.  The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Small Company Opportunities Fund.  The MML Small Company Opportunities Fund seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end investment company.
Investment Choices

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at 498 Seventh Avenue, New York, New York 10018.

Oppenheimer Aggressive Growth Fund/VA.  The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Bond Fund/VA.  The Oppenheimer Bond Fund/VA seeks, primarily, a high current income,and secondarily, capital growth. It invests mainly in investment-grade debt securities.

Oppenheimer Capital Appreciation Fund/VA.  The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA.  The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA.  The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed-income securities, commonly known as “junk bonds.” They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Main Street® Growth & Income Fund/VA.  The Oppenheimer Main Street® Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Money Fund/VA.  The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Oppenheimer Multiple Strategies Fund/VA.  The Oppenheimer Multiple Strategies Fund/VA seeks a total investment return, which includes current income and share-value growth. It allocates its investments among common stocks, debt securities, and money market instruments.

Oppenheimer Strategic Bond Fund/VA.  The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end investment company. OFI is the investment adviser to the Panorama Fund.

Oppenheimer International Growth Fund/VA.  The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

Panorama Growth Portfolio.  The Panorama Growth Portfolio seeks primarily long-term growth of capital by investing mainly in common stocks with low price-to-earnings ratios and better-than-anticipated earnings. Current income is a secondary goal.

Panorama Total Return Portfolio.  The Panorama Total Return Portfolio seeks to maximize total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities, and money market instruments according to changing market conditions.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company. T. Rowe Price Associates, Inc. (“T. Rowe Price”) was founded in 1937 and is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio.  The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index or the Russell MidCap Growth Index.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current copies of the fund prospectuses to you. You may also contact the Annuity Service Center and request copies of the current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

The Fixed Accounts

We offer three fixed accounts, the fixed accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”) and The Fixed Account (collectively, “the fixed accounts”), as investment options. The fixed accounts are investment options within our general account.

Amounts that you allocate to the fixed accounts become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a certificate.

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your certificate value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of two DCA Fixed Accounts:

(a)	DCA Fixed Account with a DCA Term of 6 months; or

(b)	DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon your death or the annuitant’s death. You may only participate in one DCA Fixed Account at a time.

We will only accept a purchase payment as of the beginning of a DCA Term. We will only accept a new purchase payment into a DCA Fixed Account of at least $5,000. A purchase payment includes any purchase payments assigned to us and accepted by us from financial institutions as of the start of the DCA Term. However, purchase payments which originate from an annuity certificate issued by us or any of our affiliates cannot be allocated in a DCA Fixed Account. You cannot transfer current certificate values to a DCA Fixed Account. We reserve the right to reject purchase payments.

We make scheduled monthly transfers from the DCA Fixed Account. The minimum amount you can transfer is $250. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining certificate value in the DCA Fixed Account into the fund(s) indicated by your current DCA Fixed Account transfer allocation prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account at a time when your annuity date would be less than your elected DCA Term, the expiration of your DCA Term will be your annuity date. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

We periodically set the interest rate we credit to the DCA Fixed Account. The interest rate is never less than 3%. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

The Fixed Account.  You may allocate purchase payments to The Fixed Account. You can also make transfers of your certificate value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your certificate with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.
Investment Choices

Certificate Value
Your certificate value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your certificate value, we use a unit of measure called an accumulation unit. During the income phase of your certificate we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your certificate with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your certificate accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your certificate value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your certificate on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Transfers

You can transfer all or part of your certificate value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. If you own the certificate with a joint participant, we will accept transfer instructions from either you or the other participant, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. You can make 12 transfers every calendar year during the accumulation phase without charge. If you make more than 12 transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer or, if less, 2% of the amount you transfer. Any transfers you make by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year.

The following rules apply to any transfer during the accumulation phase:
Certificate Value

(1)	Currently, the minimum amount which you can transfer is:

•	$100; or

•	the entire value in a fund, if less.

We reserve the right to impose a minimum transfer requirement of $1,000. Currently, we do not require that a minimum amount remain in the fund after a transfer. However, we reserve the right to impose a requirement that $1,000 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Rebalancing Program.

(2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3)
During any certificate year, we limit transfers out of The Fixed Account to the greater of $30,000 or 30% of your certificate value in The Fixed Account as of the end of the previous certificate year. We measure a certificate year from the anniversary of the day we issued your certificate. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payments are transferred; and so on.

(4)
We consider The Fixed Account and the Oppenheimer Money Fund/VA to be “competing accounts.” In the first contract year, we allow one transfer from the Oppenheimer Money Fund/VA to The Fixed Account. Otherwise, we do not allow transfers between competing accounts. We restrict other transfers involving any competing account for certain periods:

•	for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

•	for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

(5)	We do not count transfers made as part of the Dollar Cost Averaging Program, the DCA Fixed Accounts or the Automatic Rebalancing Program, in determining the number of transfers you make in a year.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year without incurring a fee. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a certificate year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

Limits on Frequent Transfers

This certificate is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this certificate.

If we, or the investment adviser to any of the funds available with this certificate, determine that your transfer patterns among the funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a participant or an agent who is acting on behalf of one or more participants; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, our voice response unit, the telephone, the internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the certificate value to the investment choices that you attempted to transfer from as of the business day your transfer is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have at least $600 in the fund you have selected to transfer certificate value from in order to participate in the Dollar Cost Averaging Program. The minimum amount you can transfer is $100.

The minimum duration of participation in any Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the dollar cost averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first dollar cost averaging transfer is made. However, if you select a date that is less than 5 business days from the date we receive your fully completed election form or your request over the telephone at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or request over the telephone. You may make changes to your selection, including termination of the program, by written request or by request over the telephone.

If you participate in the Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

You can only participate in one Dollar Cost Averaging Program at a time. Further, if you are participating in the Dollar Cost Averaging Program you cannot also participate in the Automatic Rebalancing Program, Interest Sweep Option, or a DCA Fixed Account.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw your total certificate value;

•	if the last transfer you selected has been made;

•	upon your death or the annuitant’s death;

•	if there is insufficient certificate value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your certificate value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Certificate value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Automatic Rebalancing Program is available only during the accumulation phase. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Automatic Rebalancing Program if you are participating in a Dollar Cost Averaging Program, a DCA Fixed Account, or Interest Sweep Option.

You can terminate the Automatic Rebalancing Program at anytime by giving us written notice or notice over the telephone. Any unscheduled transfer request will automatically terminate the Automatic Rebalancing Program election.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the Oppenheimer Bond Fund/VA and 60% to be in the Panorama Growth Portfolio. Over the next 2 1 /2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Oppenheimer Bond Fund/VA now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Oppenheimer Bond Fund/VA to bring its value back to 40% and use the money to buy more units in the Panorama Growth Portfolio to increase those holdings to 60%.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your certificate value in The Fixed Account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your certificate through more aggressive investments. However, the Interest Sweep Option does not assure profit and does not protect against loss in declining markets. The Interest Sweep Option is available only during the accumulation phase. You may request that the earnings be transferred from The Fixed Account on a monthly, quarterly, semiannual or annual frequency.

To participate in this program, you must have at least $5,000 in The Fixed Account at the time of transfer. While the program is in effect, you can adjust your allocations as necessary.

This program will terminate:

•	if you withdraw the total certificate value from The Fixed Account;

•	upon your death;

•	if you begin the income phase of your certificate; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

You may not participate in the Interest Sweep Option if you are participating in a Dollar Cost Averaging Program, a DCA Fixed Account, or Automatic Rebalancing Program.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your certificate value.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your certificate value in the funds and The Fixed Account. You must withdraw at least $100 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $5,000 in a non-qualified certificate. For qualified certificates, the amount is $2,000. Partial withdrawals are subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your certificate:

•	less any contingent deferred sales charge, if applicable;

•	less any applicable premium tax;

•	less any certificate maintenance charge, and

•	less any purchase payments we credited to your certificate that have not cleared the bank, until they clear the bank.

We take withdrawals first from earnings and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed, surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:
Certificate Value

•	The person requesting the partial withdrawal is the participant;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the participant and joint participant, if applicable;

•	The check will be sent to the address of the participant requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•
The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The certificate must be a non-qualified certificate or IRA certificate (excluding deferred compensation plans).

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your certificate of at least $100. Your certificate value must be at least $25,000 to initiate the withdrawal plan. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals section of this prospectus.

Your systematic withdrawal program will begin on the start date you selected as long as we receive your fully completed written request or your request over the telephone at least five business days before the start date you selected.

If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if your systematic withdrawal start date is less than 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. Your request must be in writing. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

Your systematic withdrawal program ends if:

•	you withdraw your total certificate value;

•	we process the last withdrawal you selected;

•	upon your death or the annuitant’s death;

•	your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

•	you begin receiving annuity payments; or

•	you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
Certificate Value

Expenses

There are charges and other expenses associated with the certificates that reduce the return on your investment in the certificate. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•
the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the certificate.

The mortality and expense risk charge cannot be increased. If the mortality and expense risk charge is not sufficient, then we will bear the loss. However, we do expect to profit from this charge.

Subject to state availability, if we issued you a certificate on or after September 10, 2001, we will increase your certificate value allocated to the funds by 0.15% on each certificate anniversary while your certificate is in effect. We will calculate this increase based on your certificate value allocated to the funds on your certificate anniversary. We will credit this increase proportionally to the funds you are invested in as of your certificate anniversary.

We pay this credit amount out of the revenues we receive for selling the certificates that are eligible for the credit. We provide this credit amount in lieu of reducing expenses directly. We will not subject this credit to the assessment of a contingent deferred sales charge upon withdrawal.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual certificate maintenance charge, to reimburse us for all the expenses associated with the administration of the certificate and the separate account. Some of these expenses are: preparation of the certificate, confirmations, annual reports and statements, maintenance of certificate records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%. If we increase this charge, we will give you 90 days prior notice.

Annual Certificate Maintenance Charge

At the end of each certificate year, we deduct $30 from your certificate as an annual certificate maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your certificate is $50,000 or more. However, we reserve the right to increase the certificate value amount at which we will waive this charge to $100,000 as provided by the certificate. Subject to state regulations, we will deduct the annual certificate maintenance charge proportionately from the investment choices you have selected. In no event, however, shall that portion of the annual certificate maintenance charge we deducted from the fixed account exceed $30 during any certificate year.

If you make a total withdrawal from your certificate, and the certificate value is less than $50,000, we will deduct the full annual certificate maintenance charge. If your certificate enters the income phase on a date other than its certificate anniversary and the certificate value is less than $50,000, we will deduct a pro rata portion of the charge. During the income phase, we will deduct  1 /12th of the annual certificate maintenance charge from each payment regardless of the certificate value.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on any amount you withdraw that exceeds the free withdrawal amount and the amount you apply to an annuity payment. We use this charge to cover certain expenses relating to the sale of the certificate.

If you withdraw:

•	from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

•	the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

•	your entire certificate value, we will deduct the contingent deferred sales charge from the certificate value. You will receive a check for the net amount.

The amount of the charge depends on the amount of the purchase payments, the length of time since you made the purchase payments, and the amount of your withdrawal or the amount you apply to an annuity payment. The contingent deferred sales charge is assessed as follows:

Year since Purchase Payment was Accepted	Charge

1st Year	7%

2nd Year	6%

3rd Year	5%

4th Year	4%

5th Year	3%

6th Year	2%

7th Year	1%

8th Year and thereafter	0%

After your purchase payment has been in the certificate for 7 years, there is no charge when you withdraw the purchase payment. Each purchase payment has its own 7-year sales charge period. We take withdrawals first from earnings, and then from purchase payments. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•	Upon payment of the death benefit.

•	Upon payment of a minimum required distribution that exceeds the free withdrawal amount;

•	If you are 59 1 /2 or older, and you apply your entire certificate value:

•	under a fixed lifetime payment option;

•	under a fixed annuity, fixed term payment option with payments for 10 years or more;

•	to purchase a single premium immediate life annuity issued by us or one of our affiliates;

•	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

•	If you apply your entire certificate value:

•	under a variable lifetime payment option; or

•	under a variable fixed time payment option, with payments for 10 years or more.

•
If you surrender your certificate before April 30, 2003, and the proceeds of the surrender are used to purchase a new group annuity issued by us. The group annuity may be subject to charges upon surrender.

•
If you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•
When the certificate is exchanged for another variable annuity certificate issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the certificate received in the exchange. A reduced contingent deferred sales charge schedule may apply under this certificate if a variable annuity certificate issued by us or one of our affiliated insurance companies is exchanged for this certificate. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

Free Withdrawals

You may withdraw, without incurring a contingent deferred sales charge, the greater of:

•	the part of your certificate value that is attributable to positive investment results, if any, on the date of withdrawal; or

•	10% of purchase payments made to your certificate as of the date of withdrawal reduced by any free withdrawal(s) you previously took during the current certificate year.

We take withdrawals first from any positive investment results, if any, and then from purchase payments. If you withdraw an amount which exceeds the free withdrawal amount, we will reduce the amount of your remaining purchase payments. We will calculate the contingent deferred sales charge based on your oldest purchase payments first.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your certificate value for them. Some of these taxes are due when your certificate value is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less. Any transfers you make by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

If you request to transfer a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct the transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, we allow 6 transfers and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the certificate any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative service that we provide.
Expenses

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of six options. You can choose the month and year in which those payments begin. We call that date the annuity date. According to your certificate, your annuity date cannot be earlier than 5 years after you buy the certificate. However, we currently allow you to select an annuity date that is at least 30 days after you purchase your certificate.

You choose your annuity date when you purchase your certificate. You can change it at any time before the annuity date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you selected Life Income with 10 years of payments guaranteed.

Annuity payments must begin by the earlier of:

(1)	The annuitant’s 90th birthday or the 90th birthday of the oldest joint annuitant;

(2)	Your 90th birthday if you are not the annuitant or the 90th birthday of the oldest joint participant; or

(3)	The latest age permitted under state law.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the annuity date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the Fixed Account will be applied to a fixed payout.

If your certificate value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.
In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified certificate at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your certificate is an IRA, that date should be no later than April 1 of the year after you reach age 70 1 /2. For qualified plans and TSAs, that date is no later than April 1 of the year following the later of the year you reach age 70 1 /2 or the year in which you retire.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 6 things:

•	the value of your certificate on the annuity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the annual certificate maintenance charge;

•	the deduction of a contingent deferred sales charge, if applicable:

•	the annuity option you select; and

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any).

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 7 things:

•	the value of your certificate on the annuity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the annual certificate maintenance charge;

•	the deduction of a contingent deferred sales charge, if applicable;

•	the annuity option you select;

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any); and

•	an assumed investment rate (AIR) of 4% per year.
The Income Phase
Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals.

Annuity Option A – Life Income.  Under this option we make fixed and/or variable periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B – Life Income with Period Certain.  We will make fixed and/or variable periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. If the beneficiary chooses, he/she may elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor –Payments.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments to the survivor as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D – Joint and 2/3 Survivor Annuity.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E – Period Certain.  We will make fixed and/or variable periodic payments for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. If you would like to receive all or part of the present value of the variable periodic payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future income payments will be reduced accordingly.

Annuity Option F – Special Income Settlement Agreement.  We will pay you on a fixed and/or variable basis in accordance with terms agreed upon in writing by both you and us. If we agree to pay you a variable annuity payment for a specified period of time under this annuity option and you would like to receive all or part of the present value of the periodic payments at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future income payments will be reduced accordingly.

Limitation on Payment Options  If you purchase a certificate as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.
The Income Phase

Death Benefit

Death Of Participant During The Accumulation Phase

If you or the joint participant dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint participant dies, we will treat the surviving joint participant, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the beneficiary is your spouse, he or she may elect to become the participant of the certificate at the then current certificate value, which may be less than the death benefit. If joint participants die simultaneously, the death benefit will become payable.

Death Benefit Amount During The Accumulation Phase

The basic death benefit is the only death benefit available to participants purchasing certificates prior to May 1, 2000. Subject to state availability, if you purchased your certificate on or after May 1, 2000, you may select the ratchet death benefit. However, if you are age 80 or over when we issue your contract, the ratchet death benefit is not available.

If you select the ratchet death benefit, you will pay an additional charge. We will automatically pay a death benefit under the basic death benefit unless you have selected the ratchet death benefit.

Basic Death Benefit.  The basic death benefit before you or the oldest joint participant reaches age 75 will be the greater of:

(1)	your purchase payments, less any withdrawals and any applicable charges; or

(2)	your certificate value as of the business day we receive proof of death and election of the payment method; or

(3)
your certificate value on the most recent 3 year certificate anniversary, plus any subsequent purchase payments, less any subsequent withdrawals including any applicable charges. Your first certificate anniversary is one calendar year from the date we issued your certificate.

After you or the oldest joint participant reaches age 75, the death benefit during the accumulation period will be the greater of:

(1)	the purchase payments, less any withdrawals and any applicable charges; or

(2)	your certificate value as of the business day we receive proof of death and election of the payment method; or

(3)
your certificate value on the most recent 3 year certificate anniversary prior to the participant or the oldest joint participant reaching age 75, plus any subsequent purchase payments, less any subsequent withdrawals, including any applicable charges. Your first certificate anniversary is one calendar year from the date we issued your certificate.

If the certificate is owned by a non-natural person, participant means annuitant for purposes of determining the death benefit amount.

Ratchet Death Benefit.  If you choose the ratchet death benefit, the death benefit will be the greater of:

(1)	your certificate value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)	the annual ratchet death benefit amount.

We calculate the annual ratchet death benefit amount as follows:

When we issue your certificate, the annual ratchet death benefit is equal to your initial purchase payment. Thereafter, and prior to the date you, or the oldest joint participant or the annuitant if the certificate is purchased by a non-natural entity reaches age 80, we will calculate the ratchet death benefit:

a.	when you make a purchase payment;

b.	when you make a partial withdrawal; and

c.	on your certificate anniversary.

Death Benefit
You will increase your ratchet death benefit if you make a purchase payment. If you make a subsequent purchase payment, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the additional purchase payment.

You will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus a withdrawal amount. We calculate the withdrawal amount as follows:

•	divide the amount withdrawn by the most recent certificate value, and

•	multiply it by the most recent annual ratchet death benefit.

On your certificate anniversary, the annual ratchet death benefit is equal to the greater of your certificate value or the most recently calculated annual ratchet death benefit.

If you do not make any additional purchase payments or any withdrawals, the annual ratchet death benefit will be the greater of all certificate anniversary certificate values on or prior to the date we calculate the death benefit.

When you, or the oldest joint participant, or the annuitant if the certificate is purchased by a non-natural entity, reaches age 80, the death benefit is the greater of:

(1)	your certificate value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)
the annual ratchet death benefit amount calculated on the certificate anniversary just prior to age 80, and adjusted for subsequent purchase payments and/or partial withdrawals in the same manner as described under (a) and (b) above.

We will deduct a quarterly charge for the ratchet death benefit from the value of the assets in the investment choices. This charge is currently 0.15% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.35% if you were age 60 or less when we issued your certificate; 0.50% if you were age 61 through age 70 when we issued your certificate; or 0.70% if you were age 71 and older when we issued your certificate.

Death Benefit Payment Options During The Accumulation Phase

A beneficiary who is not your surviving spouse must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint participant.

If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center, unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Death Of Participant During The Income Phase

If you or the joint participant dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death Of Annuitant

If the annuitant, who is not the participant or joint participant, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the participant is a non-natural person we will treat the death of the annuitant as the death of the participant, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Death Benefit

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Certificates In General

Annuity certificates are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity certificate until you take the money out. This is referred to as tax deferral.

For variable annuity certificates, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a participant can have too much investor control if the variable certificate offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the certificate, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of certificate – qualified or non-qualified (see following sections).

You, as the participant of a non-qualified annuity, will generally not be taxed on increases in the value of your certificate until a distribution occurs  – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified certificate is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the certificate as an agent for a natural person), the certificate will generally not be treated as an annuity for tax purposes.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that several states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement plans. Accordingly, participants of qualified retirement plans are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.
Taxes

Qualified And Non-Qualified Certificates

If you purchase the certificate as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your certificate is referred to as a non-qualified certificate.

If you purchase the certificate under a pension plan, specially sponsored program, or an individual retirement annuity, (IRA) your certificate is referred to as a qualified certificate. Examples of qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs) and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Certificates

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity certificate entered into prior to August 14, 1982 and (2) from an annuity certificate entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity certificate which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1 /2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)
paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Certificates

If you have no cost basis for your interest in a qualified certificate, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total certificate value. Special tax rules may be available for certain distributions from a qualified certificate.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities  –  IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1 /2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•
after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a separation from service is not required);

•	distributions made after separation of service if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•
distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1 /2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by participants through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can be made when a participant:

(1)	reaches age 59 1 /2;

(2)	has severance from employment;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	in the case of hardship.

In the case of hardship, the participant can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Any certificate value as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.
Taxes

Other Information

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual certificate maintenance charge and all other separate account and certificate level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the certificates were in existence prior to their inception date, September 1, 1998, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, certificate maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns  compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns  measure performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

Related Performance

Some of the funds available to you are similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this certificate and is not an indication of future performance of these funds.

Distribution

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the certificate. The purpose of the underwriter is to distribute the certificate. MML Distributors is a wholly-owned subsidiary of MassMutual. MML Distributors is located at 1414 Main Street, Springfield, Massachusetts 01144-1013.
Other Information

We will pay commissions to broker-dealers who sell the certificate. Currently, we pay an amount up to 7% of purchase payments. As an alternative, we may pay a commission of 1.2% of certificate values each certificate year. We also may pay a commission that is a combination of purchase payments and certificate value. These alternatives could exceed 7%.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers and we may enter into special arrangements with registered representatives of MML Investors Services, Inc. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the certificate.

Special Arrangement

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual certificate maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a certificate is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the certificate until you have signed and returned to us one of the following: an application; a delivery receipt; or what we consider to be their equivalent. Please contact your registered representative for more information.

Assignment

You can assign the certificate at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the certificate before we receive notice of the assignment. You may be subject to tax consequences if you assign your certificate.

If the certificate is issued pursuant to a qualified plan, there may be limitations on your ability to assign the certificate. If you assign your certificate, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other participants, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your certificate and while the annuitant is living, we determine the number of shares you may vote by dividing your certificate value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.
Other Information

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected, and

•	add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Financial Statements

We have included our financial statements and those of the separate account in the Statement of Additional Information.
Other Information

Additional Information

For further information about the certificate, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Certificate

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Performance Measures

11.	Federal Tax Matters

12.	Experts

13.	Financial Statements

Additional Information
[This page intentionally left blank]

To:	MassMutual Financial Group
Annuity Service Center HUB
P.O. Box 9067
Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual’s Panorama Premier.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values (g)

Sub-Account	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998	Value at Inception Date

Oppenheimer Money	$12.37	$12.08	$11.541916	$11.150105	$10.00(a	)

Oppenheimer Bond	12.66	11.91	11.386719	11.725305	10.00(a	)

Panorama Total Return	11.89	12.95	13.473397	13.876594	10.00(a	)

Panorama Growth	11.29	12.81	14.871291	15.669692	10.00(a	)

Oppenheimer International Growth	13.80	18.49	20.702904	13.961844	10.00(a	)

Fidelity VIP II Contrafund®	12.30	14.21	15.436404	12.598281	10.00(a	)

American Century VP Income & Growth	11.52	12.74	14.458369	12.423410	10.00(a	)

T. Rowe Price Mid-Cap Growth	16.51	16.90	15.954555	13.076410	10.00(a	)

MML Small Cap Equity(e)	12.44	12.21	10.894396	11.164329	10.00(a	)

MML Equity	7.55	8.98	8.852772	NA	10.00(b	)

MML Blend	8.53	9.18	9.310870	NA	10.00(b	)

MML Equity Index	8.34	9.64	10.808781	NA	10.00(b	)

MML Small Cap Growth Equity	11.99	13.94	16.413833	NA	10.00(b	)

MML Growth Equity	8.76	11.88	12.887857	NA	10.00(c	)

Oppenheimer High Income	9.62	9.56	10.075890	NA	10.00(c	)

Oppenheimer Aggressive Growth	8.58	12.66	14.467666	NA	10.00(c	)

Oppenheimer Capital Appreciation	10.71	12.43	12.629748	NA	10.00(c	)

Oppenheimer Global Securities	12.20	14.07	13.573832	NA	10.00(c	)

Oppenheimer Strategic Bond	10.76	10.41	10.284802	NA	10.00(c	)

Oppenheimer Main Street® Growth & Income	8.57	9.67	10.752627	NA	10.00(c	)

American Century VP Value	11.83	10.63	9.125430	NA	10.00(c	)

Fidelity VIP Growth	8.49	10.46	11.930599	NA	10.00(c	)

Fidelity VIP III Growth Opportunities	7.01	8.31	10.178186	NA	10.00(c	)

MFS® Investors Trust	8.56	10.33	10.490256	NA	10.00(c	)

Janus Aspen Worldwide Growth	9.15	11.96	14.381221	NA	10.00(c	)

Janus Aspen Capital Appreciation	8.73	11.31	14.015849	NA	10.00(c	)

Templeton Foreign Securities(j)	8.78	10.60	11.013836	NA	10.00(c	)

Scudder VIT Small Cap Index(h)	11.12	11.05	11.659560	NA	10.00(c	)

Calvert Social Balanced	8.77	9.56	NA	NA	10.00(d	)

Scudder VIT EAFE® Equity Index(i)	6.50	8.75	NA	NA	10.00(d	)

INVESCO VIF - Financial Services	11.14	12.53	NA	NA	10.00(d	)

INVESCO VIF - Health Sciences	10.88	12.62	NA	NA	10.00(d	)

INVESCO VIF - Technology	3.58	6.70	NA	NA	10.00(d	)

Janus Aspen Balanced	9.05	9.62	NA	NA	10.00(d	)

MML Emerging Growth	6.00	7.28	NA	NA	10.00(d	)

MML Large Cap Value	8.61	9.82	NA	NA	10.00(d	)

MML OTC 100	3.99	6.05	NA	NA	10.00(d	)

Oppenheimer Multiple Strategies	10.03	9.96	NA	NA	10.00(d	)

MML Enhanced Index Core Equity	9.17	NA	NA	NA	10.00(f	)

MML Small Company Opportunities	10.80	NA	NA	NA	10.00(f	)

(a)	Commencement of public offering was September 1, 1998.
(b)	Commencement of public offering was May 1, 1999.
(c)	Commencement of public offering was September 1, 1999.
(d)	Commencement of public offering was May 1, 2000.
(e)	Prior to May 1, 2002, this Sub-Account was called MML Small Cap Value Equity Sub-Account.
(f)	Commencement of public offering was May 1, 2001.
(g)	Commencing December 31, 2000, the Separate Account’s audited financial statements report net asset value per accumulation unit only to the hundredths place.
(h)	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.
(i)	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
(j)	Prior to May 1, 2002, this Sub-Account was called Templeton International Securities Sub-Account.
Appendix A
Accumulation Units Outstanding

Sub-Account	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998

Oppenheimer Money(a)	1,395,262	792,039	436,777	2,167,370

Oppenheimer Bond(a)	1,257,963	547,139	327,077	1,610,177

Panorama Total Return(a)	273,612	273,560	261,029	7,175,242

Panorama Growth(a)	201,550	203,257	176,938	7,066,702

Oppenheimer International Growth(a)	288,232	280,107	155,443	1,866,209

Fidelity VIP II Contrafund® (a),(e)	1,703,508	1,787,218	1,000,962	539,768

American Century VP Income & Growth(a)	1,599,495	1,527,624	900,257	695,584

T. Rowe Price Mid-Cap Growth(a)	1,203,261	1,111,329	488,577	279,360

MML Small Cap Equity(a),(e)	352,726	291,952	171,242	167,833

MML Equity(b)	995,433	754,047	339,319	NA

MML Blend(b)	1,121,037	1,028,458	488,221	NA

MML Equity Index(b)	766,815	791,981	401,002	NA

MML Small Cap Growth Equity(b)	246,385	236,740	91,809	NA

MML Growth Equity(b)	248,872	242,361	83,864	NA

Oppenheimer High Income(c)	445,096	311,380	91,128	NA

Oppenheimer Aggressive Growth(c)	1,110,759	1,033,423	90,449	NA

Oppenheimer Capital Appreciation(c)	1,092,022	808,485	73,481	NA

Oppenheimer Global Securities(c)	1,023,711	801,133	94,620	NA

Oppenheimer Strategic Bond(c)	775,541	486,747	106,455	NA

Oppenheimer Main Street® Growth & Income(c)	2,075,929	1,880,060	272,531	NA

American Century VP Value(c)	678,158	276,542	27,815	NA

Fidelity VIP Growth(c)	1,011,560	999,821	93,012	NA

Fidelity VIP III Growth Opportunities(c)	329,701	277,149	57,525	NA

MFS® Investors Trust(c)	381,310	297,441	27,935	NA

Janus Aspen Worldwide Growth(c)	1,557,980	1,544,164	255,035	NA

Janus Aspen Capital Appreciation(c)	1,504,205	1,579,044	325,091	NA

Templeton Foreign Securities(c),(i)	224,587	174,937	32,889	NA

Scudder VIT Small Cap Index(c),(g)	151,439	130,861	14,639	NA

Calvert Social Balanced(d)	35,936	9,862	NA	NA

Scudder VIT EAFE® Equity Index(d),(h)	18,384	6,101	NA	NA

INVESCO VIF – Financial Services(d)	170,433	78,979	NA	NA

INVESCO VIF – Health Sciences(d)	333,638	195,530	NA	NA

INVESCO VIF – Technology(d)	559,760	290,493	NA	NA

Janus Aspen Balanced(d)	620,598	183,988	NA	NA

MML Emerging Growth(d)	71,529	38,192	NA	NA

MML Large Cap Value(d)	212,850	75,057	NA	NA

MML OTC 100(d)	49,666	20,404	NA	NA

Oppenheimer Multiple Strategies(d)	579,155	379,682	NA	NA

MML Enhanced Index Core Equity(f)	63,395	NA	NA	NA

MML Small Company Opportunities(f)	11,027	NA	NA	NA

(a)	Commencement of public offering was September 1, 1998.
(b)	Commencement of public offering was May 1, 1999.
(c)	Commencement of public offering was September 1, 1999.
(d)	Commencement of public offering was May 1, 2000.
(e)	Prior to May 1, 2002, this Sub-Account was called MML Small Cap Value Equity Sub-Account.
(f)	Commencement of public offering was May 1, 2001.
(g)	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.
(h)	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
(i)	Prior to May 1, 2002, this Sub-Account was called Templeton International Securities Sub-Account.
Appendix A

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

PANORAMA PREMIER

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2002

        This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2002, for the individual certificates under a group deferred annuity contract with flexible purchase payments which are referred to herein.

        For a copy of the prospectus call 1-800-366-8226 or write: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01101.

COMPANY

        Massachusetts Mutual Life Insurance Company (“MassMutual”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. MassMutual is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851.

CUSTODIAN

        The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (the “separate account”).

ASSIGNMENT OF CERTIFICATE

        MassMutual will not be charged with notice of any assignment of a certificate or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Home Office. MassMutual assumes no responsibility for the validity of any assignment.

        While the certificates are generally assignable, all non-tax qualified certificates must carry a non-transferability endorsement which precludes their assignment. For qualified certificates, the following exceptions and provisions should be noted:

        (1)  No person entitled to receive annuity payments under a certificate or part or all of the certificate’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the participant given during the annuitant’s lifetime and received in good order by MassMutual at its Annuity Service Center. To the extent permitted by law, no certificate nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

        (2)  If an assignment of a certificate is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the certificate’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the participant, regardless of any payment options which the participant may have elected. Moreover, if an assignment of a certificate is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

        (3)  Certificates used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

        (4)  Certificates issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such certificates may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

        Assignments may be subject to federal income tax.

DISTRIBUTION

        MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the certificate. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company.

        Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as underwriter for the Separate Account. Compensation paid to MML Distributors in 1999 was $5,000. No compensation was paid to MML Distributors in 2000 or in 2001. Commissions will be paid through MML Distributors to agents and selling brokers for selling the contract and certificates. During 1999, 2000 and 2001, commissions paid were $1,190,026, $2,320,119 and $1,502,708, respectively.

        MML Distributors does business under different variations of its name; including the name MML Distributors, Limited Liability Company in the states of Ohio and West Virginia.

        The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

        Interests in the Separate Account are sold to Participants as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the certificate. The certificate does not offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see the Contingent Deferred Sales Charge section of the prospectus.)

ACCUMULATION UNITS AND UNIT VALUE

        During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

        The accumulation unit value for each sub-account was set on the date such sub-account became operative. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

        The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

        A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C is the cumulative charge for the mortality and expense risk charge and for the administrative charge. The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

        Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

        The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

        See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

        MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

1. a certified death certificate;

2. a certified decree of a court of competent jurisdiction as to the finding of death; or

3. any other proof satisfactory to MassMutual.

        All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

        The beneficiary designation in effect on the date we issue the certificate will remain in effect until changed. Unless the participant provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1. to the primary beneficiary(ies) who survive the participant’s and/or the annuitant’s death, as applicable; or if there are none

2. to the contingent beneficiary(ies) who survive the participant’s and/or the annuitant’s death, as applicable; or if there are none

3. to the estate of the participant.

        You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the participant retains all other contractual rights.

        See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

        A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity Payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

        1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units remains fixed during the annuity period.

2. For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3. The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

        The number of annuity units is determined as follows:

        1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the certificate value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the certificate.

        2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

        The value of any annuity unit for each sub-account of the separate account was set on the date such sub-account became operative. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1. The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

        2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

        The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

PERFORMANCE MEASURES

        MassMutual may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Average Annual Total Return

        MassMutual will show standardized average annual total returns for each sub-account that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual certificate maintenance charge and all other fund, separate account and certificate level charges, except premium taxes, if any.

        If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

        The following tables show the standardized average annual total return for the sub-accounts for the period ended December 31, 2001.

	Since Inception within Certificate	1 Year
American Century VP Income & Growth [2]	3.04%	(15.44%)
American Century VP Value [4]	5.44	4.21
Calvert Social Balanced Portfolio [6]	(10.52)	(13.97)
Fidelity® VIP Growth [4]	(8.72)	(23.97)
Fidelity® VIP II Contrafund® [2]	5.12	(19.05)
Fidelity® VIP III Growth Opportunities [4]	(15.78)	(20.88)
INVESCO VIF - Financial Services [6]	3.17	(16.68)
INVESCO VIF - Health Sciences [6]	1.65	(19.17)
INVESCO VIF - Technology [6]	(47.44)	(49.67)
Janus Aspen Balanced [6]	(8.89)	(11.89)
Janus Aspen Capital Appreciation [4]	(7.68)	(27.65)
Janus Aspen Worldwide Growth [4]	(5.89)	(28.40)
MFS® Investors Trust [4]	(8.28)	(22.25)
MML Blend [3]	(7.44)	(12.93)
MML Emerging Growth [6]	(28.64)	(22.66)
MML Enhanced Index Core Equity [7]	(13.99)	—
MML Equity [3]	(11.58)	(21.16)
MML Equity Index [3]	(8.26)	(18.98)
MML Growth Equity [3]	(6.49)	(30.75)
MML Large Cap Value [6]	(11.55)	(17.84)
MML OTC 100 [6]	(43.89)	(37.95)
MML Small Cap Equity [2,5]	5.68	(4.57)
MML Small Cap Growth Equity [3]	5.31	(19.32)
MML Small Company Opportunities [7]	1.19	—
Oppenheimer Aggressive Growth [4]	(8.39)	(36.48)
Oppenheimer Bond [1]	1.54	(0.52)
Oppenheimer Capital Appreciation [4]	0.80	(19.27)
Oppenheimer Global Securities [4]	6.79	(18.79)
Oppenheimer High Income [4]	(3.62)	(5.83)
Oppenheimer International Growth [1]	2.45	(29.99)
Oppenheimer Main Street® Growth & Income [4]	(8.44)	(17.09)
Oppenheimer Money [1]	2.39	(4.09)
Oppenheimer Multiple Strategies [6]	(3.11)	(5.60)
Oppenheimer Strategic Bond [4]	1.12	(3.19)
Panorama Growth [1]	(5.57)	(17.40)
Panorama Total Return [1]	(1.91)	(14.03)
Scudder VIT EAFE® Equity Index [6,8]	(25.14)	(30.24)
Scudder VIT Small Cap Index [4,9]	2.60	(5.73)
T. Rowe Price Mid-Cap Growth [2]	15.20	(8.64)
Templeton Foreign Securities [4,10]	(7.27)	(22.30)

[1]	Inception date within Massachusetts Mutual certificate: 9/1/98
[2]	Inception date within certificate: 9/1/98
[3]	Inception date within certificate: 5/3/99
[4]	Inception date within certificate: 9/1/99
[5]	Prior to May 1, 2002, this Sub-Account was called MML Small Cap Value Equity Sub-Account.
[6]	Inception date within certificate: 5/1/00.
[7]	Inception date within certificate: 5/1/01. “Since Inception” Total Returns are for 5/1/01 through 12/31/01 only.
[8]	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT EAFE® Equity Index Sub-Account.
[9]	Prior to May 1, 2002, this Sub-Account was called Deutsche VIT Small Cap Index Sub-Account.
10  Prior to May 1, 2002, this Sub-Account was called Templeton International Securities Sub-Account.

Non-Standard Total Returns

        MassMutual will also show total returns based on historical performance of the sub-accounts and underlying funds. MassMutual may assume the certificates were in existence prior to their inception date, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, certificate maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

        Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

        Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

        The performance figures discussed below, are calculated on the basis of the historical performance of the funds, and may assume the certificates were in existence prior to their inception date, September 1, 1998, (which they were not). Beginning on the certificate inception date, actual accumulation unit values are used for the calculations.

Average Annual Total Returns
For Periods Ending 12/31/01

Portfolio (Inception)	Since Inception	10 Year	5 Year	3 Year	1 Year	Year to Date (cumulative) 12/31/01
American Century VP Income & Growth (10/30/97)	5.44%	—	—	(2.49)%	(9.64)%	(9.64)%
American Century VP Value (5/1/96)	11.04	—	10.24%	8.21	11.24	11.24
Calvert Social Balanced Portfolio (9/2/86)	7.79	7.29%	7.37	(1.06)	(8.24)	(8.24)
Fidelity® VIP Growth (10/9/86) [7]	12.15	11.77	10.01	(1.24)	(18.88)	(18.88)
Fidelity® VIP II Contrafund® - Initial Class (1/3/95)	14.14	—	8.90	(0.80)	(13.47)	(13.47)
Fidelity® VIP III Growth Opportunities (1/3/95) [7]	7.86	—	2.18	(10.88)	(15.64)	(15.64)
INVESCO VIF - Financial Services (9/21/99) [11]	8.69	—	—	—	(11.14)	(11.14)
INVESCO VIF - Health Sciences (5/22/97) [11]	13.16	—	—	4.69	(13.81)	(13.81)
INVESCO VIF - Technology (5/21/97) [11]	8.43	—	—	0.99	(46.59)	(46.59)
Janus Aspen Balanced - Institutional Shares (9/13/93)	12.72	—	12.54	4.23	(6.00)	(6.00)
Janus Aspen Capital Appreciation - Institutional Shares (5/1/97)	16.08	—	—	0.86	(22.77)	(22.77)
Janus Aspen Worldwide Growth - Institutional Shares (9/13/93) [3]	14.13	—	9.57	1.04	(23.52)	(23.52)
MFS® Investors Trust (10/9/95)	9.18	—	5.80	(4.96)	(17.13)	(17.13)
MML Blend (2/3/84)	7.58	6.75	3.58	(3.71)	(7.07)	(7.07)
MML Emerging Growth (5/1/00) [9]	(26.40)	—	—	—	(17.59)	(17.59)
MML Enhanced Index Core Equity (5/1/01) [12]	(8.27)	—	—	—	—	(8.27)
MML Equity (9/15/71) [4]	8.46	8.11	3.30	(6.82)	(15.91)	(15.91)
MML Equity Index - Class I Shares (5/1/97)	7.43	—	—	(2.91)	(13.55)	(13.55)
MML Growth Equity (5/3/99)	(4.85)	—	—	—	(26.26)	(26.26)
MML Large Cap Value (5/1/00)	(8.60)	—	—	—	(12.40)	(12.40)
MML OTC 100 (5/1/00)	(42.32)	—	—	—	(34.03)	(34.03)
MML Small Cap Equity (6/1/98) [9,6]	(1.07)	—	—	3.68	1.91	1.91
MML Small Cap Growth Equity (5/3/99) [9]	7.06	—	—	—	(13.94)	(13.94)

Portfolio (Inception)	Since Inception	10 Year	5 Year	3 Year	1 Year	Year to Date (cumulative) 12/31/01
MML Small Company Opportunities (5/1/01) [9,12]	8.05	—	—	—	—	8.05
Oppenheimer Aggressive Growth/VA (8/15/86)	11.21	10.21	5.56	2.41	(32.23)	(32.23)
Oppenheimer Bond/VA (4/3/85)	7.02	5.15	4.15	2.60	6.28	6.28
Oppenheimer Capital Appreciation/VA (4/3/85)	12.82	13.60	12.60	5.81	(13.80)	(13.80)
Oppenheimer Global Securities/VA (11/12/90) [3]	11.20	12.32	13.80	12.00	(13.27)	(13.27)
Oppenheimer High Income/VA (4/30/86) [10]	8.43	7.20	1.44	(0.62)	0.54	0.54
Oppenheimer International Growth/VA (5/13/92) [3]	5.77	—	4.41	(0.39)	(25.37)	(25.37)
Oppenheimer Main Street® Growth & Income/VA (7/5/95)	12.07	—	5.23	(1.47)	(11.42)	(11.42)
Oppenheimer Money/VA (4/3/85) [2,5]	4.25	3.31	3.65	3.53	2.41	2.41
Oppenheimer Multiple Strategies/VA (2/19/87)	9.04	8.67	7.23	5.26	0.79	0.79
Oppenheimer Strategic Bond/VA (5/3/93) [10]	4.14	—	2.91	1.99	3.38	3.38
Panorama Growth (1/21/82)	11.66	7.13	(0.81)	(10.35)	(11.86)	(11.86)
Panorama Total Return (10/31/82)	9.23	5.85	1.88	(5.03)	(8.24)	(8.24)
Scudder VIT EAFE® Equity Index (8/22/97) [3,13]	(3.51)	—	—	(8.44)	(25.74)	(25.74)
Scudder VIT Small Cap Index (8/25/97) [9,14]	2.99	—	—	4.18	0.64	0.64
T. Rowe Price Mid-Cap Growth (12/31/96)	12.22	—	12.23	8.08	(2.31)	(2.31)
Templeton Foreign Securities - Class 2 Shares (5/12/92) [3,8,15]	5.83	—	3.17	(1.04)	(17.17)	(17.17)

[1]
The returns for all funds assume they had been part of the contract for the periods shown and reflect applicable charges. Certificate issued by Massachusetts Mutual Life Insurance Company: inception date 9/1/98.

[2]
An investment in the money market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

[3]	There are special risks associated with international investing, such as political changes and currency fluctuation. These risks are heightened in emerging markets.
[4]	Although the MML Equity Fund commenced operations 9/15/71, the information necessary to calculate returns is available for 1987 and later years.
[5]	Although the Oppenheimer Money Fund/VA commenced operations 4/3/85, the information necessary to calculate returns is available for 1987 and later years.
[6]	Prior to May 1, 2002, this Fund was called MML Small Cap Value Equity.
[7]
Service Class shares include an asset based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on November 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower if the Service Class fee structure were in place and reflected in the performance.

[8]
Performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Foreign Securities Fund. In addition, for periods beginning on 5/1/97, Class 2 fund performance reflects an additional 12b-1 fee expense which also affects future performance.

[9]
Investments in companies with small market capitalizations (“small caps”) may be subject to special risks given their characteristic narrow markets, limited financial resources, and less liquid stocks, all of which may cause price volatility.

[10]	Investments in high yielding debt securities are generally subject to greater market fluctuations, risk of loss of income and principal than are investments in lower yielding debt securities.
[11]	Sector funds may experience greater short-term price volatility than more diversified funds, and are most suitable for the aggressive portion of an investment portfolio.
[12]	Returns are shown for the period 5/1/01 through 12/31/01.
[13]	Prior to May 1, 2002, this fund was called Deutsche VIT EAFE® Equity Index Fund.
[14]	Prior to May 1, 2002, this fund was called Deutsche VIT Small Cap Index Fund.
[15]	Prior to May 1, 2002, this fund was called Templeton International Securities Fund.

        Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

        MassMutual may also show yield and effective yield for the Oppenheimer Money Sub-Account over a seven-day period, which MassMutual then “annualizes”. This means that when MassMutual calculates yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. MassMutual shows this as a percentage of the investment. MassMutual calculates the “effective yield” similarly but when it annualizes the amount, MassMutual assumes the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

        These figures reflect a deduction for all fund, separate account and certificate level charges assuming the certificate remains in force. The figures do not reflect the contingent deferred sales charge or premium tax deductions (if any), which if included would reduce the percentages reported.

        The 7-day yield and effective yield for the Oppenheimer Money Sub-Account for the period ended December 31, 2001 are as follows:

Before Deduction of Annual Maintenance Charge

7-Day Yield	0.02%
7-Day Effective Yield	0.02%

After Deduction of Annual Maintenance Charge
(Annual Maintenance Charge is 0.063%)
7-Day Yield	(0.04)%
7-Day Effective Yield	(0.04)%

PANORAMA PREMIER HYPOTHETICAL PROJECTIONS
(    ) equals negative return

American Century VP Income and Growth

$10,000 purchase payment made since inception (October 30, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
10/30/97	$10,000	$10,000	0%
12/31/97		10,754	7.54
12/31/98		13,421	24.79
12/31/99		15,587	16.14
12/31/00		13,711	(12.03)
12/31/01		12,389	(9.64)

American Century VP Value

$10,000 purchase payment made since inception (May 1, 1996)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/1/96	$10,000	$10,000	0%
12/31/96		11,124	11.24
12/31/97		13,794	24.00
12/31/98		14,228	3.15
12/31/99		13,884	(2.42)
12/31/00		16,140	16.25
12/31/01		17,954	11.24

Calvert Social Balanced

$10,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$10,000	$10,000	0%
12/31/92		10,639	6.39
12/31/93		11,283	6.06
12/31/94		10,708	(5.10)
12/31/95		13,661	27.58
12/31/96		13,996	2.45
12/31/97		16,671	19.12
12/31/98		20,547	23.25
12/31/99		22,685	10.40
12/31/00		21,630	(4.65)
12/31/01		19,848	(8.24)

Fidelity VIP Growth

$10,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$10,000	$10,000	0%
12/31/92		10,750	7.50
12/31/93		12,623	17.43
12/31/94		12,416	(1.64)
12/31/95		16,544	33.25
12/31/96		18,681	12.92
12/31/97		22,711	21.57
12/31/98		31,184	37.31
12/31/99		42,187	35.28
12/31/00		36,969	(12.37)
12/31/01		29,989	(18.88)

Fidelity VIP II Contrafund®

$10,000 purchase payment made since inception (January 3, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
1/3/95	$10,000	$10,000	0%
12/31/95		13,781	37.81
12/31/96		16,435	19.26
12/31/97		20,084	22.20
12/31/98		25,704	27.98
12/31/99		31,460	22.39
12/31/00		28,941	(8.01)
12/31/01		25,043	(13.47)

Fidelity VIP III Growth Opportunities

$10,000 purchase payment made since inception (January 3, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
1/3/95	$10,000	$10,000	0%
12/31/95		13,070	30.70
12/31/96		15,208	16.35
12/31/97		19,451	27.90
12/31/98		23,845	22.59
12/31/99		24,466	2.61
12/31/00		19,957	(18.43)
12/31/01		16,836	(15.64)

INVESCO VIF—Financial Services

$10,000 purchase payment made since inception (September 21, 1999)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
9/21/99	$10,000	$10,000	0%
12/31/99		11,057	10.57
12/31/00		13,578	22.80
12/31/01		12,065	(11.14)

INVESCO VIF—Health Sciences

$10,000 purchase payment made since inception (May 22, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/22/97	$10,000	$10,000	0%
12/31/97		10,946	9.46
12/31/98		15,383	40.53
12/31/99		15,873	3.19
12/31/00		20,395	28.49
12/31/01		17,578	(13.81)

INVESCO VIF—Technology

$10,000 purchase payment made since inception (May 21, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/21/97	$10,000	$10,000	0%
12/31/97		11,382	13.82
12/31/98		14,073	23.64
12/31/99		35,871	154.90
12/31/00		27,068	(24.54)
12/31/01		14,457	(46.59)

Janus Aspen Balanced

$10,000 purchase payment made since inception (September 13, 1993)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
9/13/93	$10,000	$10,000	0%
12/31/93		10,675	6.75
12/31/94		10,586	(0.83)
12/31/95		12,995	22.75
12/31/96		14,857	14.33
12/31/97		17,858	20.20
12/31/98		23,611	32.22
12/31/99		29,478	24.85
12/31/00		28,380	(3.73)
12/31/01		26,677	(6.00)

Janus Aspen Capital Appreciation

$10,000 purchase payment since inception (May 1, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/1/97	$10,000	$10,000	0%
12/31/97		12,542	25.42
12/31/98		19,517	55.61
12/31/99		32,099	64.47
12/31/00		25,875	(19.39)
12/31/01		19,983	(22.77)

Janus Aspen Worldwide Growth

$10,000 purchase payment since inception (September 13, 1993)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
9/13/93	$10,000	$10,000	0%
12/31/93		11,860	18.60
12/31/94		11,845	(0.13)
12/31/95		14,846	25.33
12/31/96		18,859	27.03
12/31/97		22,688	20.30
12/31/98		28,807	26.97
12/31/99		46,672	62.02
12/31/00		38,787	(16.89)
12/31/01		29,664	(23.52)

MFS® Investors Trust

$10,000 purchase payment since inception (October 9, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
10/9/95	$10,000	$10,000	0%
12/31/95		10,631	6.31
12/31/96		13,014	22.42
12/31/97		16,624	27.74
12/31/98		20,020	20.43
12/31/99		21,031	5.05
12/31/00		20,681	(1.67)
12/31/01		17,138	(17.13)

MML Blend

$10,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$10,000	$10,000	0%
12/31/92		10,756	7.56
12/31/93		11,607	7.91
12/31/94		11,698	0.79
12/31/95		14,196	21.35
12/31/96		15,925	12.18
12/31/97		18,964	19.08
12/31/98		21,209	11.84
12/31/99		20,645	(2.75)
12/31/00		20,314	(1.51)
12/31/01		18,878	(7.07)

MML Emerging Growth

$10,000 purchase payment made since inception (May 1, 2000)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/1/00	$10,000	$10,000	0%
12/31/00		7,276	(27.24)
12/31/01		5,996	(17.59)

MML Equity

$10,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$10,000	$10,000	0%
12/31/92		10,866	8.66
12/31/93		11,707	7.74
12/31/94		11,987	2.40
12/31/95		15,478	29.12
12/31/96		18,329	18.42
12/31/97		23,225	26.71
12/31/98		26,586	14.47
12/31/99		25,185	(5.27)
12/31/00		25,517	1.32
12/31/01		21,457	(15.91)

MML Equity Index

$10,000 purchase payment made since inception (April 30, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
4/30/97	$10,000	$10,000	0%
12/31/97		12,079	20.79
12/31/98		15,243	26.19
12/31/99		18,053	18.43
12/31/00		16,079	(10.93)
12/31/01		13,900	(13.55)

MML Growth Equity

$10,000 purchase payment made since inception (May 3, 1999)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/3/99	$10,000	$10,000	0%
12/31/99		12,888	28.88
12/31/00		11,850	(8.05)
12/31/01		8,738	(26.26)

MML Large Cap Value

$10,000 purchase payment made since inception (May 1, 2000)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/1/00	$10,000	$10,000	0%
12/31/00		9,825	(1.75)
12/31/01		8,607	(12.40)

MML OTC 100

$10,000 purchase payment made since inception (May 1, 2000)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
5/1/00	$10,000	$10,000	0%
12/31/00		6,053	(39.47)
12/31/01		3,993	(34.03)

MML Small Cap Equity

$10,000 purchase payment made since inception (June 1, 1998)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
6/1/98	$10,000	$10,000	0%
12/31/98		8,634	(13.66)
12/31/99		8,395	(2.77)
12/31/00		9,376	11.68
12/31/01		9,555	1.91

MML Small Cap Growth Equity

$10,000 purchase payment made since inception (May 3, 1999)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/3/99	$10,000	$10,000	0%
12/31/99		16,414	64.14
12/31/00		13,909	(15.26)
12/31/01		11,970	(13.94)

Oppenheimer Aggressive Growth/VA

$10,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$10,000	$10,000	0%
12/31/92		11,351	13.51
12/31/93		14,222	25.29
12/31/94		12,930	(9.08)
12/31/95		16,867	30.45
12/31/96		19,965	18.36
12/31/97		21,955	9.97
12/31/98		24,296	10.66
12/31/99		43,959	80.93
12/31/00		38,449	(12.54)
12/31/01		26,057	(32.23)

Oppenheimer Bond/VA

$10,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$10,000	$10,000	0.00%
12/31/92		10,463	4.63
12/31/93		11,633	11.18
12/31/94		11,219	(3.56)
12/31/95		12,914	15.11
12/31/96		13,314	3.09
12/31/97		14,313	7.51
12/31/98		15,045	5.11
12/31/99		14,580	(3.09)
12/31/00		15,225	4.42
12/31/01		16,181	6.28

Oppenheimer Capital Appreciation/VA

$10,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$10,000	$10,000	0%
12/31/92		11,263	12.63
12/31/93		11,882	5.49
12/31/94		11,801	(0.68)
12/31/95		15,873	34.51
12/31/96		19,565	23.26
12/31/97		24,411	24.77
12/31/98		29,819	22.15
12/31/99		41,624	39.59
12/31/00		40,924	(1.68)
12/31/01		35,276	(13.80)

Oppenheimer Global Securities/VA

$10,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$10,000	$10,000	0%
12/31/92		9,130	(8.70)
12/31/93		15,304	67.63
12/31/94		14,198	(7.23)
12/31/95		14,285	0.61
12/31/96		16,562	15.94
12/31/97		19,964	20.54
12/31/98		22,433	12.37
12/31/99		35,030	56.15
12/31/00		36,273	3.55
12/31/01		31,460	(13.27)

Oppenheimer High Income/VA

$10,000 purchase payment made since December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$10,000	$10,000	0%
12/31/92		11,598	15.98
12/31/93		14,419	24.32
12/31/94		13,737	(4.73)
12/31/95		16,275	18.48
12/31/96		18,466	13.46
12/31/97		20,403	10.49
12/31/98		20,151	(1.24)
12/31/99		20,693	2.69
12/31/00		19,613	(5.22)
12/31/01		19,719	0.54

Oppenheimer International Growth/VA

$10,000 purchase payment made since inception (May 13, 1992)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/13/92	$10,000	$10,000	0%
12/31/92		9,492	(5.08)
12/31/93		11,379	19.88
12/31/94		11,311	(0.61)
12/31/95		12,302	8.77
12/31/96		13,699	11.35
12/31/97		14,573	6.38
12/31/98		17,128	17.53
12/31/99		25,353	48.02
12/31/00		22,617	(10.79)
12/31/01		16,879	(25.37)

Oppenheimer Main Street® Growth and Income/VA

$10,000 purchase payment made since inception (July 5, 1995)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
7/5/95	$10,000	$10,000	0%
12/31/95		12,441	24.41
12/31/96		16,220	30.37
12/31/97		21,157	30.44
12/31/98		21,815	3.11
12/31/99		26,150	19.87
12/31/00		23,498	(10.14)
12/31/01		20,815	(11.42)

Oppenheimer Multiple Strategies/VA

$10,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Return
12/31/91	$10,000	$10,000	0%
12/31/92		10,716	7.16
12/31/93		12,222	14.06
12/31/94		11,788	(3.55)
12/31/95		14,078	19.42
12/31/96		16,001	13.66
12/31/97		18,466	15.41
12/31/98		19,391	5.01
12/31/99		21,348	10.09
12/31/00		22,378	4.82
12/31/01		22,555	0.79

Oppenheimer Strategic Bond/VA

$10,000 purchase payment made since inception (May 3, 1993)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
5/3/93	$10,000	$10,000	0%
12/31/93		10,329	3.29
12/31/94		9,772	(5.40)
12/31/95		11,081	13.40
12/31/96		12,213	10.21
12/31/97		13,060	6.94
12/31/98		13,221	1.24
12/31/99		13,376	1.17
12/31/00		13,507	0.98
12/31/01		13,964	3.38

Panorama Growth

$10,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$10,000	$10,000	0%
12/31/92		11,039	10.39
12/31/93		13,175	19.35
12/31/94		12,922	(1.92)
12/31/95		17,501	35.44
12/31/96		20,520	17.25
12/31/97		25,541	24.47
12/31/98		27,278	6.80
12/31/99		25,858	(5.21)
12/31/00		22,243	(13.98)
12/31/01		19,605	(11.86)

Panorama Total Return

$10,000 purchase payment made December 31, 1991

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/91	$10,000	$10,000	0%
12/31/92		10,819	8.19
12/31/93		12,375	14.39
12/31/94		11,997	(3.06)
12/31/95		14,704	22.57
12/31/96		15,901	8.14
12/31/97		18,599	16.97
12/31/98		20,309	9.19
12/31/99		19,689	(3.05)
12/31/00		18,899	(4.01)
12/31/01		17,342	(8.24)

Scudder VIT EAFE Equity Index

$10,000 purchase payment made since inception (August 22, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
8/22/97	$10,000	$10,000	0%
12/31/97		9,296	(7.04)
12/31/98		11,111	19.52
12/31/99		13,944	25.50
12/31/00		11,429	(18.03)
12/31/01		8,487	(25.74)

Scudder VIT Small Cap Index

$10,000 purchase payment made since inception (August 25, 1997)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
8/25/97	$10,000	$10,000	0%
12/31/97		10,430	4.30
12/31/98		10,018	(3.96)
12/31/99		11,838	18.17
12/31/00		11,196	(5.43)
12/31/01		11,268	0.64

T. Rowe Price Mid-Cap Growth

$10,000 purchase payment made since inception (December 31, 1996)

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/31/96	$10,000	$10,000	0%
12/31/97		11,685	16.85
12/31/98		14,037	20.13
12/31/99		17,096	21.80
12/31/00		18,080	5.75
12/31/01		17,662	(2.31)

Templeton Foreign Securities

$10,000 purchase payment made since December 29, 1993

			Non-Standardized
Date	Payment	Accumulated Value	Calendar Year Total Return
12/29/93	$10,000	$10,000	0%
12/31/93		10,021	0.21
12/31/94		9,619	(4.01)
12/31/95		10,952	13.86
12/31/96		13,365	22.03
12/31/97		14,959	11.92
12/31/98		16,059	7.36
12/31/99		19,486	21.33
12/31/00		18,730	(3.88)
12/31/01		15,514	(17.17)

        The performance figures discussed above reflect historical results of the funds and are not intended to indicate or to predict future performance.

FEDERAL TAX STATUS

General

Note:  The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the certificates. Purchasers bear the complete risk that the certificates may not be treated as “annuity certificates” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

        Section 72 of the Code governs taxation of annuities in general. A participant is generally not taxed on increases in the value of a certificate until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the certificate is subject to tax. For non-qualified certificates, this cost basis is generally the purchase payments, while for qualified certificates there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

        For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the certificate (adjusted for any period or refund feature) bears to the expected return under the certificate. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the certificate (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the certificate has been recovered (i.e. when the total of the excludable amount equals the investment in the certificate) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the certificate within the meaning of Section 72 of the Code. Participants, annuitants and beneficiaries under the certificates should seek competent financial advice about the tax consequences of any distributions.

        MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity certificates. The Code provides that a variable annuity certificate will not be treated as an annuity certificate for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the certificate as an annuity certificate would result in the imposition of federal income tax to the Participant with respect to earnings allocable to the certificate prior to the receipt of payments under the certificate. The Code contains a safe harbor provision which provides that annuity certificates such as the certificate meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

        On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable certificates such as the certificate. The regulations amplify the diversification requirements for variable certificates set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

        The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable certificates by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

        MassMutual intends that all investment portfolios underlying the certificates will be managed in such a manner as to comply with these diversification requirements.

        The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which participant control of the investments of the separate account will cause the participant to be treated as the participant of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the certificate. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

        The amount of participant control which may be exercised under the certificate is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy participant was not the participant of the assets of the separate account. It is unknown whether these differences, such as the participant’s ability to transfer among investment choices or the number and type of investment choices available, would cause the participant to be considered as the participant of the assets of the separate account resulting in the imposition of federal income tax to the participant with respect to earnings allocable to the certificate prior to receipt of payments under the certificate.

        In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the participant being retroactively determined to be the participant of the assets of the separate account.

        Due to the uncertainty in this area, MassMutual reserves the right to modify the certificate in an attempt to maintain favorable tax treatment.

Multiple Certificates

        The Code provides that multiple non-qualified annuity certificates which are issued within a calendar year to the same participant by one company or its affiliates are treated as one annuity certificate for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of certificates. Participants should consult a tax adviser prior to purchasing more than one non-qualified annuity certificate in any calendar year.

Certificates Owned by Other than Natural Persons

        Under Section 72(u) of the Code, the investment earnings on premiums for the certificates will be taxed currently to the participant if the participant is a non-natural person, e.g., a corporation or certain other entities. Such certificates generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a certificate held by a trust or other entity as an agent for a natural person or to certificates held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a certificate to be owned by a non-natural person.

Tax Treatment of Assignments

        An assignment or pledge of a certificate may be a taxable event. Participants should therefore consult competent tax advisers if they wish to assign or pledge their certificates.

Income Tax Withholding

        All distributions or the portion thereof which is includible in the gross income of the participant are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the participant, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

        Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Certificates

        Section 72 of the Code governs treatment of distributions from annuity certificates. It provides that if the certificate value exceeds aggregate purchase payments made, any amount withdrawn which is attributable to (1) purchase payments made after August 13, 1982 in an annuity certificate entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1 /2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

        With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

        The above information does not apply to qualified certificates. However, separate tax withdrawal penalties and restrictions may apply to such qualified certificates. (See “Tax Treatment of Withdrawals—Qualified Certificates” below.)

Qualified Plans

        The certificates offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Participants, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the certificates issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the certificates comply with applicable law. Following are general descriptions of the types of qualified plans with which the certificates may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a certificate issued under a qualified plan.

        Certificates issued pursuant to qualified plans include special provisions restricting certificate provisions that may otherwise be available as described herein. Generally, certificates issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified certificates. (See “Tax Treatment of Withdrawals—Qualified Certificates” below.)

        On July 6, 1983, the Supreme Court decided in Arizona Governing Committee V .. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The certificates sold by MassMutual in connection with qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

    a.  Tax Sheltered Annuities

        Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For 2001 contributions, these limits are described in Code Sections 403(b)(2), 415(c) and 402(g). For contributions made for 2002 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2001 is $10,500 and the Section 402(g) limit for 2002 is $11,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

        The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1 /2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to certificate value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of certificates for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    b.  H.R. 10 Plans

        Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Certificates” below.) Purchasers of certificates for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    c.  Individual Retirement Annuities

        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of certificates to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

        Roth IRAs

        Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year through 2001. Roth IRA purchased payments increase to $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation applies to all of a taxpayer’s 2001 IRA contributions, including Roth IRA and non-Roth IRA. This limit increases with the annual IRA/Roth IRA contribution limit increases commencing in 2002

        Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1 /2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

        Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

        Purchasers of certificates to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

    d.  Corporate Pension and Profit-Sharing Plans

        Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the certificates to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Certificates” below.) Purchasers of certificates for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Certificates

        In the case of a withdrawal under a qualified certificate, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified certificate. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including certificates issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408 (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the participant or annuitant (as applicable) reaches age 59 1 /2; (b) distributions following the death or disability of the participant or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the participant or annuitant (as applicable) or the joint lives (or joint life expectancies) of such participant or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an participant or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the participant or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the participant or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the participant or annuitant (as applicable) and his or her spouse and dependents if the participant or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the participant or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the participant or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the participant or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the participant or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code; and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

        With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

        Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1 /2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the participant. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457 Deferred Compensation (“Section 457”) Plans

        Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

        The maximum amount that can be deferred under a Section 457 plan in any tax year is generally one-third of the employee’s includible compensation, up to $8,500 (in 2001). This dollar limit increases to $11,000 in 2002 and increases in $1,000 annual increments until it reaches $15,000 in 2006. The one-third limit increases to one hundred percent in 2002. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457 plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The certificate purchased is issued to the employer. All certificate value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457 plan provisions. Presently, tax-free transfers of assets in a Section 457 plan can only be made to another Section 457 plan in certain limited cases. This provision will continue to apply to tax-exempt 457(b) deferred compensation plans in years subsequent to 2001. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

        Purchasers of certificates for use with Section 457 plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

        The financial statements included in this Statement of Additional Information for the Panorama Premier Segment of Massachusetts Mutual Variable Annuity Separate Account 4 and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2001 and 2000, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2001, 2000 and 1999 also included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the changes in certain accounting practices as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001, which practices differ from accounting principles generally accepted in the United States of America), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Independent Auditors’ Report

The Board of Directors and Contract Owners of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the sub-accounts of Massachusetts Mutual Variable Annuity Separate Account 4 -  Panorama Premier Segment (“the Account”), as of December 31, 2001, the related statement of Operations for the year then ended and the statements of Changes in Net Assets for the years ended December 31, 2001 and 2000. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2001 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 2001, the results of its operations for the year then ended and its changes in net assets for the years ended December 31, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 15, 2002

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001

	MML Equity Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML OTC 100 Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Small Company Opportunities Sub-Account

ASSETS

Investments

Number of shares	354,019	648,291	452,426	452,736	285,940	277,289	207,140	69,816	49,603	63,185	10,991

Identified cost (Note 3B)	$ 11,009,472	$ 13,051,200	$ 7,789,940	$ 3,983,522	$ 3,334,265	$ 4,051,857	$ 1,895,824	$ 517,915	$ 251,418	$ 603,083	$ 114,142

Value (Note 3A)	$ 7,534,740	$ 9,570,138	$ 6,397,309	$ 4,376,618	$ 2,169,596	$ 2,938,259	$ 1,809,030	$ 429,039	$ 201,384	$ 581,640	$ 119,183

Dividends receivable	-	-	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	11,849	10,215	17,102	22,833	-	-	-	-

Total assets	7,534,740	9,570,138	6,397,309	4,388,467	2,179,811	2,955,361	1,831,863	429,039	201,384	581,640	119,183

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	18,159	2,152	4,563	-	-	-	-	127	3,065	130	29

Total Liabilities	18,159	2,152	4,563	-	-	-	-	127	3,065	130	29

NET ASSETS	$ 7,516,581	$ 9,567,986	$ 6,392,746	$ 4,388,467	$ 2,179,811	$ 2,955,361	$ 1,831,863	$ 428,912	$ 198,319	$ 581,510	$ 119,154

Net Assets:

Accumulation units - value	$ 7,516,581	$ 9,567,986	$ 6,392,746	$ 4,388,467	$ 2,179,811	$ 2,955,361	$ 1,831,863	$ 428,912	$ 198,319	$ 581,510	$ 119,154

Annuity reserves	-	-	-	-	-	-	-	-	-	-	-

Net assets	$ 7,516,581	$ 9,567,986	$ 6,392,746	$ 4,388,467	$ 2,179,811	$ 2,955,361	$ 1,831,863	$ 428,912	$ 198,319	$ 581,510	$ 119,154

Accumulation units (Note 7 and 8)

Contract owners	995,433	1,121,037	766,815	352,726	248,872	246,385	212,850	71,529	49,666	63,395	11,027

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 7.55	$ 8.53	$ 8.34	$ 12.44	$ 8.76	$ 11.99	$ 8.61	$ 6.00	$ 3.99	$ 9.17	$ 10.80

December 31, 2000	8.98	9.18	9.64	12.21	11.88	13.94	9.82	7.28	6.05	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2001

	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account	Panorama Total Return Sub-Account

ASSETS

Investments

Number of shares	17,260,670	1,411,178	501,230	234,126	319,737	375,949	546,880	1,806,653	936,033	2,520,018

Identified cost (Note 3B)	$ 17,260,670	$ 15,748,055	$ 4,549,994	$ 17,869,677	$ 14,551,218	$ 6,035,150	$ 15,453,503	$ 8,367,417	$ 21,106,400	$ 3,955,636

Value (Note 3A)	$ 17,260,670	$ 15,819,305	$ 4,280,507	$ 9,533,596	$ 11,695,975	$ 5,789,607	$ 12,490,729	$ 8,346,737	$ 17,775,275	$ 3,250,824

Dividends receivable	6,244	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	109,145	-	-	1,182	21,934	-	-	13,390	1,278

Total assets	17,266,914	15,928,450	4,280,507	9,533,596	11,697,157	5,811,541	12,490,729	8,346,737	17,788,665	3,252,102

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	2,728	-	49	757	-	-	681	597	-	-

Total Liabilities	2,728	-	49	757	-	-	681	597	-	-

NET ASSETS	$ 17,264,186	$ 15,928,450	$ 4,280,458	$ 9,532,839	$ 11,697,157	$ 5,811,541	$ 12,490,048	$ 8,346,140	$ 17,788,665	$ 3,252,102

Net Assets:

Accumulation units - value	$ 17,264,186	$ 15,928,450	$ 4,280,458	$ 9,532,839	$ 11,697,157	$ 5,811,541	$ 12,490,048	$ 8,346,140	$ 17,788,665	$ 3,252,102

Annuity reserves	-	-	-	-	-	-	-	-	-	-

Net assets	$ 17,264,186	$ 15,928,450	$ 4,280,458	$ 9,532,839	$ 11,697,157	$ 5,811,541	$ 12,490,048	$ 8,346,140	$ 17,788,665	$ 3,252,102

Accumulation units (Note 7 and 8)

Contract owners	1,395,262	1,257,963	445,096	1,110,759	1,092,022	579,155	1,023,711	775,541	2,075,929	273,612

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 12.37	$ 12.66	$ 9.62	$ 8.58	$ 10.71	$ 10.03	$ 12.20	$ 10.76	$ 8.57	$ 11.89

December 31, 2000	12.08	11.91	9.56	12.66	12.43	9.96	14.07	10.41	9.67	12.95

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2001

	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	Fidelity® VIP III Growth Opportunities Sub-Account	*MFS® Investors Trust Sub-Account

ASSETS

Investments

Number of shares	1,315,607	3,707,286	2,853,188	1,064,758	1,088,144	256,530	1,041,113	153,001	190,584

Identified cost (Note 3B)	$ 3,015,266	$ 6,612,831	$ 21,162,204	$ 6,967,222	$ 19,138,277	$ 11,832,434	$ 26,063,469	$ 2,877,012	$ 3,846,566

Value (Note 3A)	$ 2,276,001	$ 3,966,796	$ 18,431,593	$ 7,921,800	$ 19,869,513	$ 8,588,634	$ 20,957,598	$ 2,311,843	$ 3,264,699

Dividends receivable	-	-	-	-	-	-	-	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	10,856	-	99,153	-	-	-	482	-

Total assets	2,276,001	3,977,652	18,431,593	8,020,953	19,869,513	8,588,634	20,957,598	2,312,325	3,264,699

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	442	-	10,439	-	3,570	2,368	5,046	-	477

Total Liabilities	442	-	10,439	-	3,570	2,368	5,046	-	477

NET ASSETS	$ 2,275,559	$ 3,977,652	$ 18,421,154	$ 8,020,953	$ 19,865,943	$ 8,586,266	$ 20,952,552	$ 2,312,325	$ 3,264,222

Net Assets:

Accumulation units - value	$ 2,275,559	$ 3,977,652	$ 18,421,154	$ 8,020,953	$ 19,865,943	$ 8,586,266	$ 20,952,552	$ 2,312,325	$ 3,264,222

Annuity reserves	-	-	-	-	-	-	-	-	-

Net assets	$ 2,275,559	$ 3,977,652	$ 18,421,154	$ 8,020,953	$ 19,865,943	$ 8,586,266	$ 20,952,552	$ 2,312,325	$ 3,264,222

Accumulation units (Note 7 and 8)

Contract owners	201,550	288,232	1,599,495	678,158	1,203,261	1,011,560	1,703,508	329,701	381,310

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 11.29	$ 13.80	$ 11.52	$ 11.83	$ 16.51	$ 8.49	$ 12.30	$ 7.01	$ 8.56

December 31, 2000	12.81	18.49	12.74	10.63	16.90	10.46	14.21	8.31	10.33

*	Prior to May 1, 2001, this Sub-Account was called the MFS® Growth with Income Sub-Account

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF ASSETS AND LIABILITIES (Continued)
December 31, 2001

	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Balanced Sub-Account	Templeton International Securities Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Sciences Sub-Account	INVESCO VIF Technology Sub-Account	Calvert Social Balanced Sub-Account

ASSETS

Investments

Number of shares	499,493	634,193	248,175	168,048	157,047	14,246	152,347	198,706	130,384	179,298

Identified cost (Note 3B)	$ 22,568,382	$ 19,673,324	$ 5,876,129	$ 2,698,995	$ 1,773,474	$ 133,057	$ 1,969,712	$ 3,781,777	$ 3,689,454	$ 343,770

Value (Note 3A)	$ 14,255,539	$ 13,140,471	$ 5,601,316	$ 1,972,878	$ 1,685,109	$ 119,527	$ 1,892,153	$ 3,616,441	$ 2,004,000	$ 315,385

Dividends receivable	-	-	-	-	-	-	6,292	12,061	-	-

Receivable from Massachusetts Mutual Life Insurance Company	-	-	13,091	-	-	-	-	234	167	-

Total assets	14,255,539	13,140,471	5,614,407	1,972,878	1,685,109	119,527	1,898,445	3,628,736	2,004,167	315,385

LIABILITIES

Payable to Massachusetts Mutual Life Insurance Company	5,375	3,416	-	381	495	23	222	-	-	66

Total Liabilities	5,375	3,416	-	381	495	23	222	-	-	66

NET ASSETS	$ 14,250,164	$ 13,137,055	$ 5,614,407	$ 1,972,497	$ 1,684,614	$ 119,504	$ 1,898,223	$ 3,628,736	$ 2,004,167	$ 315,319

Net Assets:

Accumulation units - value	$ 14,250,164	$ 13,137,055	$ 5,614,407	$ 1,972,497	$ 1,684,614	$ 119,504	$ 1,898,223	$ 3,628,736	$ 2,004,167	$ 315,319

Annuity reserves	-	-	-	-	-	-	-	-	-	-

Net assets	$ 14,250,164	$ 13,137,055	$ 5,614,407	$ 1,972,497	$ 1,684,614	$ 119,504	$ 1,898,223	$ 3,628,736	$ 2,004,167	$ 315,319

Accumulation units (Note 7 and 8)

Contract owners	1,557,980	1,504,205	620,598	224,587	151,439	18,384	170,433	333,638	559,760	35,936

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)

December 31, 2001	$ 9.15	$ 8.73	$ 9.05	$ 8.78	$ 11.12	$ 6.50	$ 11.14	$ 10.88	$ 3.58	$ 8.77

December 31, 2000	11.96	11.31	9.62	10.60	11.05	8.75	12.53	12.62	6.70	9.56

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF OPERATIONS
For The Year Ended December 31, 2001

	MML Equity Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML OTC 100 Sub-Account	#MML Enhanced Index Core Equity Sub-Account	#MML Small Company Opportunities Sub-Account

Investment income

Dividends (Note 3B)	$ 2,284,661	$ 1,785,495	$ 56,675	$ 20,798	$ 741	$ 13,430	$ 6,168	$ -	$ 6	$ 3,448	$ 1,364

Expenses

Mortality and expense risk fees (Note 4)	107,876	135,192	99,660	55,743	35,059	42,385	17,614	5,002	2,197	3,712	504

Net investment income (loss) (Note 3C)	2,176,785	1,650,303	(42,985)	(34,945)	(34,318)	(28,955)	(11,446)	(5,002)	(2,191)	(264)	860

Net realized and unrealized gain (loss) on investments

Net realized gain on investments (Notes 3B, 3C and 6)	(466,503)	(521,304)	(231,038)	45,174	(274,878)	(212,407)	(21,864)	(19,294)	(46,083)	(1,227)	(2,851)

Change in net unrealized appreciation (depreciation) of investments	(3,072,670)	(1,841,871)	(806,328)	60,261	(485,549)	(240,607)	(97,301)	(22,460)	(10,094)	(21,444)	5,041

Net gain (loss) on investments	(3,539,173)	(2,363,175)	(1,037,366)	105,435	(760,427)	(453,014)	(119,165)	(41,754)	(56,177)	(22,671)	2,190

Net increase (decrease) in net assets resulting from operations	$ (1,362,388)	$ (712,872)	$ (1,080,351)	$ 70,490	$ (794,745)	$ (481,969)	$ (130,611)	$ (46,756)	$ (58,368)	$ (22,935)	$ 3,050

#	For the Period May 1, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2001

	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account	Panorama Total Return Sub-Account

Investment income

Dividends (Note 3B)	$ 473,554	$ 606,124	$ 351,782	$ 1,726,679	$ 1,001,482	$ 398,789	$ 1,518,785	$ 400,920	$ 97,652	$ 149,120

Expenses
Mortality and expense risk fees (Note 4)	189,761	157,977	54,500	152,440	156,375	71,097	166,217	99,938	254,978	49,090

Net investment income (loss) (Note 3C)	283,793	448,147	297,282	1,574,239	845,107	327,692	1,352,568	300,982	(157,326)	100,030

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	-	(35,450)	(200,161)	(1,774,731)	(466,104)	(58,831)	(535,756)	(79,480)	(514,570)	(208,643)

Change in net unrealized appreciation (depreciation) of investments	-	10,095	(113,143)	(4,245,696)	(2,066,755)	(288,221)	(2,423,986)	(12,369)	(1,499,624)	(204,028)

Net gain (loss) on investments	-	(25,355)	(313,304)	(6,020,427)	(2,532,859)	(347,052)	(2,959,742)	(91,849)	(2,014,194)	(412,671)

Net increase (decrease) in net assets resulting from operations	$ 283,793	$ 422,792	$ (16,022)	$ (4,446,188)	$ (1,687,752)	$ (19,360)	$ (1,607,174)	$ 209,133	$ (2,171,520)	$ (312,641)

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2001

	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	Fidelity® VIP III Growth Opportunities Sub-Account	*MFS® Investors Trust Sub-Account

Investment income

Dividends (Note 3B)	$ 28,960	$ 849,690	$ 160,903	$ 43,046	$ -	$ 677,405	$ 827,147	$ 5,370	$ 95,882

Expenses

Mortality and expense risk fees (Note 4)	34,090	63,681	262,682	74,061	265,390	130,852	316,121	32,252	45,132

Net investment income (loss) (Note 3C)	(5,130)	786,009	(101,779)	(31,015)	(265,390)	546,553	511,026	(26,882)	50,750

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(326,542)	(95,867)	(176,725)	98,772	148,927	(924,652)	(937,275)	(189,526)	(85,289)

Change in net unrealized appreciation (depreciation) of investments	7,435	(2,018,014)	(1,637,862)	538,449	(358,619)	(1,634,508)	(3,055,030)	(179,136)	(561,056)

Net gain (loss) on investments	(319,107)	(2,113,881)	(1,814,587)	637,221	(209,692)	(2,559,160)	(3,992,305)	(368,662)	(646,345)

Net increase (decrease) in net assets resulting from operations	$ (324,237)	$ (1,327,872)	$ (1,916,366)	$ 606,206	$ (475,082)	$ (2,012,607)	$ (3,481,279)	$ (395,544)	$ (595,595)

*	Prior to May 1, 2001, this Sub-Account was called the MFS® Growth With Income Sub-Account

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF OPERATIONS (Continued)
For The Year Ended December 31, 2001

	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Balanced Sub-Account	Templeton International Securities Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Sciences Sub-Account	INVESCO VIF Technology Sub-Account	Calvert Social Balanced Sub-Account

Investment income

Dividends (Note 3B)	$ 75,494	$ 179,176	$ 119,166	$ 496,296	$ 88,866	$ -	$ 7,848	$ 12,061	$ -	$ 17,701

Expenses

Mortality and expense risk fees (Note 4)	228,055	212,193	53,359	27,429	21,693	1,052	22,710	42,357	26,253	2,979

Net investment income (loss) (Note 3C)	(152,561)	(33,017)	65,807	468,867	67,173	(1,052)	(14,862)	(30,296)	(26,253)	14,722

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C and 6)	(1,029,626)	(1,094,918)	(26,912)	(154,983)	(48,162)	(5,049)	(9,242)	(81,747)	(385,815)	(10,167)

Change in net unrealized appreciation (depreciation) of investments	(3,323,963)	(2,921,921)	(214,119)	(682,128)	(8,685)	(11,147)	(153,208)	(277,772)	(754,417)	(19,719)

Net gain (loss) on investments	(4,353,589)	(4,016,839)	(241,031)	(837,111)	(56,847)	(16,196)	(162,450)	(359,519)	(1,140,232)	(29,886)

Net increase (decrease) in net assets resulting from operations	$ (4,506,150)	$ (4,049,856)	$ (175,224)	$ (368,244)	$ 10,326	$ (17,248)	$ (177,312)	$ (389,815)	$ (1,166,485)	$ (15,164)

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2001

	MML Equity Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML OTC 100 Sub-Account	#MML Enhanced Index Core Equity Sub-Account	#MML Small Company Opportunities Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 2,176,785	$ 1,650,303	$ (42,985)	$ (34,945)	$ (34,318)	$ (28,955)	$ (11,446)	$ (5,002)	$ (2,191)	$ (264)	$ 860

Net realized gain (loss) on investments	(466,503)	(521,304)	(231,038)	45,174	(274,878)	(212,407)	(21,864)	(19,294)	(46,083)	(1,227)	(2,851)

Change in net unrealized appreciation (depreciation) of investments	(3,072,670)	(1,841,871)	(806,328)	60,261	(485,549)	(240,607)	(97,301)	(22,460)	(10,094)	(21,444)	5,041

Net increase (decrease) in net assets resulting from operations	(1,362,388)	(712,872)	(1,080,351)	70,490	(794,745)	(481,969)	(130,611)	(46,756)	(58,368)	(22,935)	3,050

Capital transactions (Note 7):

Net contract payments	1,891,095	1,230,777	558,082	408,141	290,805	375,984	842,442	83,872	48,261	510,650	21,406

Withdrawal of funds	(314,745)	(458,056)	(595,755)	(332,210)	(192,298)	(322,524)	(82,645)	(12,784)	1,656	-	-

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	1,797	4,204	3,331	1,404	3,585	2,112	1,302	528	(2,846)	(34)	167

Annuity benefits paid	-	-	-	-	-	-	-	-	-	-	-

Withdrawal due to administrative and contingent deferred sales charge	215	(7)	(276)	(47)	(96)	(221)	(239)	(59)	(9)	-	(1)

Transfers from (to) Fixed Account	584,449	343,573	264,599	358,024	209,563	187,598	252,780	136,725	41,788	30,295	44,613

Transfers between Sub-Accounts	(55,056)	(285,092)	(394,211)	318,403	(215,800)	(105,158)	211,423	(10,490)	44,331	63,534	49,919

Net increase (decrease) in net assets resulting from capital transactions	2,107,755	835,399	(164,230)	753,715	95,759	137,791	1,225,063	197,792	133,181	604,445	116,104

Total increase (decrease)	745,367	122,527	(1,244,581)	824,205	(698,986)	(344,178)	1,094,452	151,036	74,813	581,510	119,154

NET ASSETS, at beginning of the period/year	6,771,214	9,445,459	7,637,327	3,564,262	2,878,797	3,299,539	737,411	277,876	123,506	-	-

NET ASSETS, at end of the year	$ 7,516,581	$ 9,567,986	$ 6,392,746	$ 4,388,467	$ 2,179,811	$ 2,955,361	$ 1,831,863	$ 428,912	$ 198,319	$ 581,510	$ 119,154

#	For the Period May 1, 2001 (Commencement of Operations) Through December 31, 2001.

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2001

	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account	Panorama Total Return Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 283,793	$ 448,147	$ 297,282	$ 1,574,239	$ 845,107	$ 327,692	$ 1,352,568	$ 300,982	$ (157,326)	$ 100,030

Net realized gain (loss) on investments	-	(35,450)	(200,161)	(1,774,731)	(466,104)	(58,831)	(535,756)	(79,480)	(514,570)	(208,643)

Change in net unrealized appreciation (depreciation) of investments	-	10,095	(113,143)	(4,245,696)	(2,066,755)	(288,221)	(2,423,986)	(12,369)	(1,499,624)	(204,028)

Net increase (decrease) in net assets resulting from operations	283,793	422,792	(16,022)	(4,446,188)	(1,687,752)	(19,360)	(1,607,174)	209,133	(2,171,520)	(312,641)

Capital transactions (Note 7):

Net contract payments	6,395,719	2,840,217	697,815	2,034,421	2,777,121	1,212,102	2,725,267	1,597,289	2,548,926	308,832

Withdrawal of funds	(3,546,035)	(867,659)	(240,356)	(568,646)	(678,833)	(221,066)	(525,720)	(590,981)	(1,358,840)	(185,406)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	363	(2,693)	2,354	39,399	6,751	(434)	7,444	(1,909)	5,188	189

Annuity benefits paid	-	-	-	-	-	-	-	-	-	-

Withdrawal due to administrative and contingent deferred sales charge	(263)	(230)	(121)	(389)	(328)	(79)	(285)	(239)	(547)	(189)

Transfers from (to) Fixed Account	2,871,947	1,377,830	364,824	719,766	1,203,838	491,838	1,196,803	1,464,676	1,069,552	102,708

Transfers between Sub-Accounts	1,688,795	5,639,681	493,632	(1,332,706)	29,829	568,418	(576,045)	601,278	(490,682)	(205,003)

Net increase (decrease) in net assets resulting from capital transactions	7,410,526	8,987,146	1,318,148	891,845	3,338,378	2,050,779	2,827,464	3,070,114	1,773,597	21,131

Total increase	7,694,319	9,409,938	1,302,126	(3,554,343)	1,650,626	2,031,419	1,220,290	3,279,247	(397,923)	(291,510)

NET ASSETS, at beginning of the year	9,569,867	6,518,512	2,978,332	13,087,182	10,046,531	3,780,122	11,269,758	5,066,893	18,186,588	3,543,612

NET ASSETS, at end of the year	$ 17,264,186	$ 15,928,450	$ 4,280,458	$ 9,532,839	$ 11,697,157	$ 5,811,541	$ 12,490,048	$ 8,346,140	$ 17,788,665	$ 3,252,102

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2001

	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	Fidelity® VIP III Growth Opportunities Sub-Account	*MFS® Investors Trust Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (5,130)	$ 786,009	$ (101,779)	$ (31,015)	$ (265,390)	$ 546,553	$ 511,026	$ (26,882)	$ 50,750

Net realized gain (loss) on investments	(326,542)	(95,867)	(176,725)	98,772	148,927	(924,652)	(937,275)	(189,526)	(85,289)

Change in net unrealized appreciation (depreciation) of investments	7,435	(2,018,014)	(1,637,862)	538,449	(358,619)	(1,634,508)	(3,055,030)	(179,136)	(561,056)

Net increase (decrease) in net assets resulting from operations	(324,237)	(1,327,872)	(1,916,366)	606,206	(475,082)	(2,012,607)	(3,481,279)	(395,544)	(595,595)

Capital transactions (Note 7):

Net contract payments	266,429	270,341	1,640,254	1,732,132	2,559,672	1,682,602	1,739,688	366,237	463,877

Withdrawal of funds	(132,010)	(166,051)	(1,228,125)	(246,025)	(1,077,269)	(670,418)	(1,503,701)	(84,166)	(115,187)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	5,097	3,923	13,289	(1,722)	11,013	23,168	17,875	(348)	1,705

Annuity benefits paid	-	-	-	-	-	-	-	-	-

Withdrawal due to administrative and contingent deferred sales charge	(17)	(76)	(210)	(198)	(681)	(408)	(231)	(70)	(49)

Transfers from (to) Fixed Account	1,944	144,704	1,104,142	736,416	1,281,038	446,388	676,363	284,743	356,830

Transfers between Sub-Accounts	(145,220)	(126,993)	(661,160)	2,253,945	(1,214,685)	(1,344,037)	(1,900,891)	(162,526)	80,067

Net increase (decrease) in net assets resulting from capital transactions	(3,777)	125,848	868,190	4,474,548	1,559,088	137,295	(970,897)	403,870	787,243

Total increase	(328,014)	(1,202,024)	(1,048,176)	5,080,754	1,084,006	(1,875,312)	(4,452,176)	8,326	191,648

NET ASSETS, at beginning of the year	2,603,573	5,179,676	19,469,330	2,940,199	18,781,937	10,461,578	25,404,728	2,303,999	3,072,574

NET ASSETS, at end of the year	$ 2,275,559	$ 3,977,652	$18,421,154	$ 8,020,953	$19,865,943	$ 8,586,266	$20,952,552	$ 2,312,325	$ 3,264,222

*	Prior to May 1, 2001, this Sub-Account was called the MFS® Growth With Income Sub-Account

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2001

	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Balanced Sub-Account	Templeton International Securities Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Sciences Sub-Account	INVESCO VIF Technology Sub-Account	Calvert Social Balanced Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (152,561)	$ (33,017)	$ 65,807	$ 468,867	$ 67,173	$ (1,052)	$ (14,862)	$ (30,296)	$ (26,253)	$ 14,722

Net realized gain (loss) on investments	(1,029,626)	(1,094,918)	(26,912)	(154,983)	(48,162)	(5,049)	(9,242)	(81,747)	(385,815)	(10,167)

Change in net unrealized appreciation (depreciation) of investments	(3,323,963)	(2,921,921)	(214,119)	(682,128)	(8,685)	(11,147)	(153,208)	(277,772)	(754,417)	(19,719)

Net increase (decrease) in net assets resulting from operations	(4,506,150)	(4,049,856)	(175,224)	(368,244)	10,326	(17,248)	(177,312)	(389,815)	(1,166,485)	(15,164)

Capital transactions (Note 7):

Net contract payments	1,501,948	1,348,922	2,337,411	331,996	112,550	35,745	800,871	922,522	762,777	72,285

Withdrawal of funds	(867,337)	(1,199,497)	(285,326)	(132,818)	(130,787)	(289)	(40,202)	(85,703)	(88,222)	(3,467)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	23,740	18,106	232	1,101	331	8	(959)	325	1,192	(46)

Annuity benefits paid	-	-	-	-	-	-	-	-	-	-

Withdrawal due to administrative and contingent deferred sales charge	(365)	(306)	(527)	(19)	(44)	(8)	(467)	(286)	(346)	(33)

Transfers from (to) Fixed Account	1,322,634	1,154,753	1,325,452	271,606	180,576	26,493	364,854	596,708	544,384	123,795

Transfers between Sub-Accounts	(1,692,148)	(1,991,648)	641,689	13,935	65,247	21,399	(38,522)	117,619	3,672	43,641

Net increase (decrease) in net assets resulting from capital transactions	288,472	(669,670)	4,018,931	485,801	227,873	83,348	1,085,575	1,551,185	1,223,457	236,175

Total increase	(4,217,678)	(4,719,526)	3,843,707	117,557	238,199	66,100	908,263	1,161,370	56,972	221,011

NET ASSETS, at beginning of the year	18,467,842	17,856,581	1,770,700	1,854,940	1,446,415	53,404	989,960	2,467,366	1,947,195	94,308

NET ASSETS, at end of the year	$ 14,250,164	$ 13,137,055	$ 5,614,407	$ 1,972,497	$ 1,684,614	$ 119,504	$ 1,898,223	$ 3,628,736	$ 2,004,167	$ 315,319

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 2000

	MML Equity Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	†MML Large Cap Value Sub-Account	†MML Emerging Growth Sub-Account	†MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 537,095	$ 1,490,076	$ (36,644)	$ (9,663)	$ 458,830	$ 399,302	$ (1,106)	$ (1,220)	$ 469	$ 321,769	$ 261,229

Net realized gain (loss) on investments	(132,500)	(170,909)	30,100	1,678	93,658	166,126	5	2,523	(232)	-	(80,917)

Change in net unrealized appreciation (depreciation) of investments	(227,699)	(1,439,395)	(846,702)	340,199	(865,286)	(1,228,700)	10,507	(66,417)	(39,940)	-	78,701

Net increase (decrease) in net assets resulting from operations	176,896	(120,228)	(853,246)	332,214	(312,798)	(663,272)	9,406	(65,114)	(39,703)	321,769	259,013

Capital transactions (Note 7):

Net contract payments	3,364,778	4,368,110	3,290,288	858,366	1,683,851	2,366,072	292,153	269,017	141,707	12,138,803	1,826,466

Withdrawal of funds	(191,019)	(285,747)	(276,082)	(53,379)	(66,119)	(147,021)	(1,511)	(1,791)	-	(699,744)	(272,224)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	9,781	18,723	19,028	7,611	381	(46,205)	201	981	240	15,584	84

Annuity benefits paid	-	-	-	-	-	-	-	-	-	-	-

Withdrawal due to administrative and contingent deferred sales charge	(1,322)	(3)	(1,242)	(475)	(4)	(486)	(55)	(19)	-	(697)	(879)

Transfer from (to) Fixed Account	489,961	(40,830)	1,414,286	519,899	382,223	297,349	299,738	48,509	9,342	(4,778,120)	777,771

Transfers between Sub-Accounts	(81,774)	959,672	(290,052)	34,451	110,434	(13,834)	137,479	26,293	11,920	(2,468,969)	203,953

Net increase (decrease) in net assets resulting from capital transactions	3,590,405	5,019,925	4,156,226	1,366,473	2,110,766	2,455,875	728,005	342,990	163,209	4,206,857	2,535,171

Total increase (decrease)	3,767,301	4,899,697	3,302,980	1,698,687	1,797,968	1,792,603	737,411	277,876	123,506	4,528,626	2,794,184

NET ASSETS, at beginning of the period/year	3,003,913	4,545,762	4,334,347	1,865,575	1,080,829	1,506,936	-	-	-	5,041,241	3,724,328

NET ASSETS, at end of the year	$ 6,771,214	$ 9,445,459	$ 7,637,327	$ 3,564,262	$ 2,878,797	$ 3,299,539	$ 737,411	$ 277,876	$ 123,506	$ 9,569,867	$ 6,518,512

†	For the Period May 1, 2000 (Commencement of Operations) Through December 31, 2000.

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2000

	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	†Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 115,692	$ 7,958	$ 69,770	$ (3,703)	$ 309,181	$ 78,070	$ 146,491	$ 478,071	$ 637,483	$ 629,664

Net realized gain (loss) on investments	(67,214)	115,238	30,454	(2,692)	56,061	(26,335)	21,171	(185,874)	(355,113)	162,665

Change in net unrealized appreciation/ depreciation of investments	(165,699)	(4,253,299)	(873,196)	42,678	(712,498)	(17,722)	(1,990,192)	(433,479)	(682,111)	(1,506,181)

Net increase (decrease) in net assets resulting from operations	(117,221)	(4,130,103)	(772,972)	36,283	(347,256)	34,013	(1,822,530)	(141,282)	(399,741)	(713,852)

Capital transactions (Note 7):

Net contract payments	1,192,896	12,533,443	7,974,430	196,512	8,290,032	2,841,810	13,936,116	825,931	854,296	2,184,631

Withdrawal of funds	(108,296)	(422,363)	(180,395)	(2,082)	(181,287)	(402,897)	(549,156)	(126,148)	(153,138)	(202,130)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(991)	(98,257)	33,280	403	(39,444)	3,810	84,451	4,794	(403)	(23,893)

Annuity benefits paid	-	-	-	-	-	-	-	-	-	-

Withdrawal due to administrative and contingent deferred sales charge	(202)	(988)	(600)	(60)	(451)	(256)	(1,086)	(1,208)	(833)	(1,173)

Transfer from (to) Fixed Account	1,002,856	2,722,137	1,293,392	(17,318)	1,429,133	1,491,490	2,821,859	(99,634)	50,206	692,638

Transfers between Sub-Accounts	91,089	1,174,734	771,347	3,566,384	834,671	4,057	786,505	(435,783)	(378,117)	25,324

Net increase (decrease) in net assets resulting from capital transactions	2,177,352	15,908,706	9,891,454	3,743,839	10,332,654	3,938,014	17,078,689	167,952	372,011	2,675,397

Total increase (decrease)	2,060,131	11,778,603	9,118,482	3,780,122	9,985,398	3,972,027	15,256,159	26,670	(27,730)	1,961,545

NET ASSETS, at beginning of the period/year	918,201	1,308,579	928,049	-	1,284,360	1,094,866	2,930,429	3,516,942	2,631,303	3,218,131

NET ASSETS, at end of the year	$ 2,978,332	$13,087,182	$10,046,531	$ 3,780,122	$11,269,758	$ 5,066,893	$18,186,588	$ 3,543,612	$ 2,603,573	$ 5,179,676

†	For the Period May 1, 2000 (Commencement of Operations) Through December 31, 2000.

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2000

	*Panorama LifeSpan Diversified Income Sub-Account	*Panorama LifeSpan Balanced Sub-Account	*Panorama LifeSpan Capital Appreciation Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity VIP Growth Sub-Account	Fidelity VIP II Contrafund Sub-Account	Fidelity VIP III Growth Opportunities Sub-Account	MFS Growth With Income Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 52,013	$ 250,229	$ 82,498	$ (159,515)	$ (443)	$ 130,578	$ 109,538	$ 1,846,091	$ 42,389	$ (15,638)

Net realized gain (loss) on investments	19,376	54,802	34,156	122,760	(5,320)	138,191	5,798	816	(28,281)	8,840

Change in net unrealized appreciation (depreciation) of investments	13,264	(296,535)	(102,093)	(2,238,943)	414,242	253,704	(1,710,605)	(3,806,714)	(399,913)	(33,901)

Net increase (decrease) in net assets resulting from operations	84,653	8,496	14,561	(2,275,698)	408,479	522,473	(1,595,269)	(1,959,807)	(385,805)	(40,699)

Capital transactions (Note 7):

Net contract payments	63,195	1,167,096	177,412	7,788,208	1,836,986	8,668,362	8,947,923	11,227,967	1,848,643	2,203,864

Withdrawal of funds	(45,504)	(155,390)	(23,160)	(798,109)	(34,575)	(481,903)	(221,545)	(1,041,206)	(30,670)	(64,960)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(685)	8,362	(2,193)	36,908	48,123	89,502	(14,427)	4,410	(7,591)	11,454

Annuity benefits paid	-	-	-	-	-	-	-	-	-	-

Withdrawal due to administrative and contingent deferred sales charge	(137)	(494)	(337)	(3,801)	(135)	(2,660)	(677)	(5,215)	(195)	(98)

Transfer from (to) Fixed Account	(3,201)	216,937	(11,032)	1,997,188	335,229	1,889,409	1,998,961	2,545,898	318,194	700,983

Transfers between Sub-Accounts	(1,265,556)	(3,660,515)	(889,528)	(291,612)	92,267	301,726	236,927	(818,570)	(24,077)	(31,018)

Net increase (decrease) in net assets resulting from capital transactions	(1,251,888)	(2,424,004)	(748,838)	8,728,782	2,277,895	10,464,436	10,947,162	11,913,284	2,104,304	2,820,225

Total increase (decrease)	(1,167,235)	(2,415,508)	(734,277)	6,453,084	2,686,374	10,986,909	9,351,893	9,953,477	1,718,499	2,779,526

NET ASSETS, at beginning of the year	1,167,235	2,415,508	734,277	13,016,246	253,825	7,795,028	1,109,685	15,451,251	585,500	293,048

NET ASSETS, at end of the year	$ -	$ -	$ -	$ 19,469,330	$ 2,940,199	$ 18,781,937	$ 10,461,578	$ 25,404,728	$ 2,303,999	$ 3,072,574

*
On December 8, 2000, shares of Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio were substituted for shares of MML Blend Fund, Oppenheimer Multiple Strategies Fund/VA and Oppenheimer Main Street Growth & Income Fund/VA, respectively.

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

STATEMENT OF CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2000

	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	†Janus Aspen Balanced Sub-Account	*Templeton International Securities Sub-Account	**Deutsche VIT Small Cap Index Sub-Account	†Deutsche VIT EAFE® Equity Index Sub-Account	†INVESCO VIF Financial Services Sub-Account	†INVESCO VIF Health Sciences Sub-Account	†INVESCO VIF Technology Sub-Account	†Calvert Social Balanced Sub-Account

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 1,250,688	$ 25,058	$ 25,030	$ 74,269	$ (4,840)	$ 725	$ (2,834)	$ (7,582)	$ (6,810)	$ 4,128

Net realized gain (loss) on investments	110,756	257,622	(15,274)	(32,227)	7,361	(259)	9,874	6,351	(374)	(556)

Change in net unrealized appreciation (depreciation) of investments	(5,458,566)	(4,237,882)	(60,694)	(66,604)	(87,943)	(2,383)	75,649	112,437	(931,037)	(8,666)

Net increase (decrease) in net assets resulting from operations	(4,097,122)	(3,955,202)	(50,938)	(24,562)	(85,422)	(1,917)	82,689	111,206	(938,221)	(5,094)

Capital transactions (Note 7):

Net contract payments	15,799,445	15,299,358	1,162,928	990,351	1,077,871	53,474	420,083	1,364,452	2,025,079	75,291

Withdrawal of funds	(498,791)	(881,780)	(17,144)	(24,385)	(20,916)	-	-	(3,934)	(9,317)	(3,744)

Transfer due to death benefits	-	-	-	-	-	-	-	-	-	-

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(139,325)	(304,648)	3,532	5,191	(32,887)	(170)	638	1,419	540	532

Annuity benefits paid	-	-	-	-	-	-	-	-	-	-

Withdrawal due to administrative and contingent deferred sales charge	(1,480)	(1,447)	(87)	(130)	(115)	(1)	(36)	(78)	(80)	(4)

Transfer from (to) Fixed Account	4,399,159	3,534,359	136,044	566,402	343,828	3,348	33,411	215,040	289,456	15,327

Transfers between Sub-Accounts	(661,758)	(390,482)	536,365	(20,166)	(6,631)	(1,330)	453,175	779,261	579,738	12,000

Net increase (decrease) in net assets resulting from capital transactions	18,897,250	17,255,360	1,821,638	1,517,263	1,361,150	55,321	907,271	2,356,160	2,885,416	99,402

Total increase (decrease)	14,800,128	13,300,158	1,770,700	1,492,701	1,275,728	53,404	989,960	2,467,366	1,947,195	94,308

NET ASSETS, at beginning of the period/year	3,667,714	4,556,423	-	362,239	170,687	-	-	-	-	-

NET ASSETS, at end of the year	$ 18,467,842	$ 17,856,581	$ 1,770,700	$ 1,854,940	$ 1,446,415	$ 53,404	$ 989,960	$ 2,467,366	$ 1,947,195	$ 94,308

*	Prior to May 1, 2000, this Sub-Account was called Templeton International Sub-Account.
**	Prior to May 1, 2000, this Sub-Account was called BT Small Cap Index Sub-Account.
†	For the Period May 1, 2000 (Commencement of Operations) Through December 31, 2000.

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 4 - Panorama Premier Segment

Notes To Financial Statements

1.	HISTORY

Massachusetts Mutual Variable Annuity Separate Account 4 (“Separate Account 4”) is a separate investment account established on July 9, 1997.

Massachusetts Mutual Life Insurance Company (“MassMutual”) maintains four segments within Separate Account 4. The segments are the Panorama Premier Segment, the Panorama Passage Segment, the MassMutual Artistry Segment and the MassMutual Transitions Segment. These notes and the financial statements presented herein describe and consist only of the Panorama Premier Segment (“Pan Premier Segment”). The Pan Premier Segment is used exclusively for MassMutual’s individual certificates issued under a group deferred variable annuity contract with flexible purchase payments known as Panorama Premier.

The Separate Account operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account 4 are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account 4 assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF PANORAMA PREMIER SEGMENT’S ASSETS

The Pan Premier Segment consists of forty Sub-Accounts. Each Sub-Account invests in corresponding shares of either the: MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Funds”), Panorama Series Fund, Inc. (“Panorama Fund”), American Century Variable Portfolios, Inc. (“American Century VP”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”), Fidelity® Variable Insurance Products Fund (“Fidelity VIP”), Fidelity® Variable Insurance Products Fund II (“Fidelity VIP Fund II”), Fidelity® Variable Insurance Products Fund III (“Fidelity VIP III”), MFS® Variable Insurance Trust  SM (“MFS Trust”), Janus Aspen Series (“Janus Aspen”), Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”), Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”), INVESCO Variable Investment Funds, Inc. (“INVESCO VIF”), and Calvert Variable Series, Inc. (“Calvert”).

MML Trust is an open-end, investment company registered under the 1940 Act. Eleven of its thirteen separate series are available to the Pan Premier Segment’s participants: MML Equity Fund, MML Blend Fund, MML Equity Index Fund (Class I), MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML Large Cap Value Fund, MML Emerging Growth Fund, MML OTC 100 Fund, MML Enhanced Index Core Equity Fund and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson and Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Equity Fund, MML Blend Fund, MML Small Cap Value Equity Fund, MML Enhanced Index Core Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into a sub-advisory agreement with Deutsche Asset Management, Inc. (“DAMI”), whereby, DAMI manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-adviser to the Funds. MassMutual has entered into an agreement with Massachusetts Financial Services Company to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into an interim sub-advisory agreement with Wellington Management Company, LLP and has entered into a sub-advisory agreement with Waddell & Reed Investment Management Company (“Wellington Management”) pursuant to which each serves as investment sub-adviser for a portion of the MML Small Cap Growth Equity. Effective December 3, 2001, Wellington Management replaced J.P. Morgan Investment Management Inc. as one of the MML Small Cap Growth Equity Fund’s two sub-advisers. MassMutual entered into a sub-advisory agreement with Davis Selected Advisers, L.P. to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual entered into a sub-advisory agreement with RS Investment Management L.P. to serve as the investment sub-adviser to the MML Emerging Growth Fund.

Oppenheimer Funds is an open-end, management investment company registered under the 1940 Act with nine of its Funds available to the Pan Premier Segment’s participants: Oppenheimer Money Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Multiple Strategies Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Strategic Bond Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

Notes To Financial Statements (Continued)

Panorama Fund is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to the Pan Premier Segment’s participants: Panorama Total Return Portfolio, Panorama Growth Portfolio, Oppenheimer International Growth Fund/VA. Prior to December 8, 2000, the Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama Capital Appreciation Portfolio were available to the Pan Premier Segment’s contract owners. On December 8, 2000, shares of Panorama LifeSpan Diversified Income Portfolio, Panorama LifeSpan Balanced Portfolio and Panorama LifeSpan Capital Appreciation Portfolio were substituted for shares of MML Blend Fund, Oppenheimer Multiple Strategies Fund/VA and Oppenheimer Main Street® Growth & Income Fund/VA, respectively. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Panorama Funds.

American Century VP is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to the Pan Premier Segment’s participants: American Century VP Income & Growth Fund and American Century VP Value Fund. American Century Investment Management, Inc. is the investment manager to the Funds.

T. Rowe Price is a diversified, open-end, investment company registered under the 1940 Act with one of its separate series of shares available to the Pan Premier Segment’s participants: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

Fidelity VIP is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the Pan Premier Segment’s participants: Fidelity® VIP Growth Portfolio (Service Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. Beginning January 1, 2001, FMR Co., Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

Fidelity VIP Fund II is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the Pan Premier Segment’s participants: Fidelity® VIP II Contrafund® Portfolio (Initial Class). FMR is the investment adviser to the Portfolio. FMR Co., Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

Fidelity VIP III is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the Pan Premier Segment’s participants: Fidelity® VIP III Growth Opportunities Portfolio (Service Class). FMR is the investment adviser to the Portfolio. FMR Co., Inc., a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

MFS Trust is an open-end, management investment company registered under the 1940 Act with one of its separate series of shares available to the Pan Premier Segment’s participants: MFS® Investors Trust Series (prior to May 1, 2001, this series was called the MFS® Growth With Income Series). Massachusetts Financial Services Company serves as investment adviser to the Series.

Janus Aspen is an open-end, management investment company registered under the 1940 Act with three of its separate series available to the Pan Premier Segment’s participants: Janus Aspen Worldwide Growth Portfolio (Institutional Class), Janus Aspen Capital Appreciation Portfolio (Institutional Class) and Janus Aspen Balanced Portfolio (Institutional Class). Janus Capital is the investment adviser to the Portfolios.

Franklin Templeton VIP Trust is an open-end, management investment company registered under the 1940 Act with one of its separate series available to the Pan Premier Segment’s participants: Templeton International Securities Fund (Class 2) (prior to May 1, 2000, this Fund was called the Templeton International Fund). Templeton Investment Counsel, LLC is the investment adviser to the Fund.

Deutsche VIT Funds is an investment company registered under the 1940 Act with two of its separate series available to the Pan Premier Segment’s participants: Deutsche VIT Small Cap Index Fund (prior to May 1, 2000, this Fund was called the BT Small Cap Index Fund) and Deutsche VIT EAFE® Equity Index Fund. Deutsche Asset Management, Inc. (“DAMI”) serves as the investment adviser to Deutsche VIT Funds. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as adviser to these Funds.

INVESCO VIF is an open-end, diversified, no-load management investment company registered under the 1940 Act with three of its Funds available to the Pan Premier Segment’s participants: INVESCO VIF-Financial Services Fund, INVESCO VIF-Health Sciences Fund and INVESCO VIF-Technology Fund. INVESCO Funds Group, Inc. is the investment adviser to the Funds.

Calvert is a management investment company consisting of separate portfolios of investments. One of its portfolios is available to the Pan Premier Segment’s participants: Calvert Social Balanced Portfolio. Calvert Asset Management Company, Inc. is the investment adviser to the Portfolio.

In addition to the forty Sub-Accounts, a contract owner may also allocate funds to one of three Fixed Accounts: the Fixed Account and two Fixed Accounts for Dollar Cost Averaging (“DCA Fixed Accounts”), which are part of MassMutual’s General Account. Because of exemptive and exclusionary provision, interests in the three Fixed Accounts are not registered under the Securities Act of 1933. Also, the Fixed Accounts are not registered as an investment company under the Investment Company Act of 1940.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Pan Premier Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the MML Trust, Oppenheimer Funds, Panorama Fund, American Century VP, T. Rowe Price, Fidelity VIP, Fidelity VIP Fund II, Fidelity VIP III, MFS Trust, Janus Aspen, Deutsche VIT Funds, Franklin Templeton VIP Trust, INVESCO VIF and Calvert are each stated at market value which is the net asset value per share of each of the respective underlying Funds/Portfolios.

B. Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C. Federal Income Taxes

Operations of Pan Premier Segment form a part of the total operations of MassMutual and the Pan Premier Segment is not taxed separately. MassMutual is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. MassMutual will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to contracts which depend on the Pan Premier Segment’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Pan Premier Segment.

D. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

There are no deductions for sales charges made from purchase payments. However, if a withdrawal is made, a contingent deferred sales charge may be assessed by MassMutual. Any premium taxes relating to the certificates may be deducted from the purchase payments or contract value when annuity payments or withdrawals are made. Premium taxes generally range from 0% to 3.5%.

Notes To Financial Statements (Continued)

There is also an annual certificate maintenance charge of $30 per certificate imposed each year for the expenses incurred by MassMutual for the establishment and maintenance of the certificates and related administrative expenses.

For assuming mortality and expense risks, MassMutual deducts a charge equal, on an annual basis, to 1.25% of the average daily net asset value of the Pan Premier Segment’s assets. MassMutual also deducts an administrative charge equal, on an annual basis, to .15% of the average daily net assets of the Pan Premier Segment. These charges cover expenses in connection with the administration of the Pan Premier Segment and the certificates.

The mortality risk is a risk that the group of lives MassMutual insures may, on average, live for shorter periods of time than MassMutual estimated. The mortality risk is fully borne by MassMutual and may result in additional amounts being transferred into the Separate Account 4 by MassMutual to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MassMutual.

5.	DISTRIBUTION AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter for the certificates pursuant to an underwriting and servicing agreement among MML Distributors, and MassMutual. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the certificates.

MML Investors Services, Inc. (“ MMLISI”), a wholly-owned subsidiary of MassMutual, serves as co-underwriter for the certificates pursuant to underwriting and servicing agreements between MMLISI and MassMutual. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the certificates as authorized variable contract agents under applicable state insurance laws.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the certificates are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the certificates.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended December 31, 2001	MML Equity Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML OTC 100 Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Small Company Opportunities Sub-Account

Cost of purchases	$ 5,197,943	$ 3,474,676	$ 1,295,748	$ 1,433,631	$ 600,011	$ 776,532	$ 1,498,311	$ 215,727	$ 181,369	$ 628,962	$ 135,779

Proceeds from sales	$ (910,488)	$ (1,010,857)	$ (1,519,645)	$ (732,375)	$ (555,655)	$ (692,062)	$ (309,754)	$ (23,585)	$ (47,580)	$ (24,652)	$ (18,786)

For The Year Ended December 31, 2001 (Continued)	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account	Panorama Total Return Sub-Account

Cost of purchases	$15,391,758	$10,566,342	$ 2,715,912	$ 4,263,709	$ 5,593,572	$ 2,923,381	$ 5,518,616	$ 4,467,902	$ 3,927,524	$ 654,319

Proceeds from sales	$ (7,722,133)	$ (1,229,111)	$ (1,104,996)	$ (1,834,809)	$ (1,426,057)	$ (532,336)	$ (1,363,498)	$ (1,107,598)	$ (2,316,967)	$ (545,742)

For The Year Ended December 31, 2001 (Continued)	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	Fidelity® VIP III Growth Opportunities Sub-Account	MFS® Investors Trust Sub-Account

Cost of purchases	$ 428,452	$ 1,325,439	$ 2,796,077	$ 4,897,634	$ 3,196,379	$ 2,708,406	$ 2,993,427	$ 771,472	$ 1,249,497

Proceeds from sales	$ (446,486)	$ (438,798)	$ (2,070,929)	$ (565,622)	$ (1,929,283)	$ (2,056,203)	$ (3,529,450)	$ (403,632)	$ (420,968)

For The Year Ended December 31, 2001 (Continued)	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Balanced Sub-Account	Templeton International Securities Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Sciences Sub-Account	INVESCO VIF Technology Sub-Account	Calvert Social Balanced Sub-Account

Cost of purchases	$ 2,314,729	$ 2,156,657	$ 4,280,069	$ 1,211,547	$ 523,901	$ 105,046	$ 1,585,026	$ 2,222,362	$ 1,466,468	$ 289,832

Proceeds from sales	$ (2,227,592)	$ (2,913,162)	$ (206,347)	$ (257,380)	$ (233,164)	$ (22,869)	$ (513,905)	$ (707,386)	$ (266,027)	$ (39,128)
Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended December 31, 2001	MML Equity Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML OTC 100 Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Small Company Opportunity Sub-Account

Units purchased	225,735	139,897	62,702	34,113	29,852	28,673	95,093	13,936	10,672	53,523	2,103

Units withdrawn	(41,090)	(53,989)	(69,043)	(28,113)	(20,622)	(26,118)	(9,880)	(2,092)	(375)	-	-

Units transferred between divisions	56,741	6,671	(18,825)	54,774	(2,719)	7,090	52,580	21,493	18,965	9,872	8,924

Net increase (decrease)	241,386	92,579	(25,166)	60,774	6,511	9,645	137,793	33,337	29,262	63,395	11,027

Units, at beginning of the year	754,047	1,028,458	791,981	291,952	242,361	236,740	75,057	38,192	20,404	-	-

Units, at end of the year	995,433	1,121,037	766,815	352,726	248,872	246,385	212,850	71,529	49,666	63,395	11,027

For The Year Ended December 31, 2001 (Continued)	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street® Growth & Income Sub-Account	Panorama Total Return Sub-Account

Units purchased	519,683	225,700	71,507	199,809	244,441	119,137	219,165	150,615	285,553	24,733

Units withdrawn	(289,508)	(68,876)	(24,594)	(61,992)	(62,852)	(22,478)	(43,531)	(56,156)	(154,278)	(15,782)

Units transferred between divisions	373,048	554,000	86,803	(60,481)	101,948	102,814	46,944	194,335	64,594	(8,899)

Net increase (decrease)	603,223	710,824	133,716	77,336	283,537	199,473	222,578	288,794	195,869	52

Units, at beginning of the year	792,039	547,139	311,380	1,033,423	808,485	379,682	801,133	486,747	1,880,060	273,560

Units, at end of the year	1,395,262	1,257,963	445,096	1,110,759	1,092,022	579,155	1,023,711	775,541	2,075,929	273,612

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

For The Year Ended December 31, 2001 (Continued)	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	Fidelity® VIP III Growth Opportunities Sub-Account	MFS® Investors Trust Sub-Account

Units purchased	22,475	16,732	137,706	155,750	161,365	182,690	137,086	48,628	50,507

Units withdrawn	(11,207)	(10,930)	(106,674)	(22,385)	(70,429)	(78,078)	(123,248)	(11,552)	(12,705)

Units transferred between divisions	(12,975)	2,323	40,839	268,251	996	(92,873)	(97,548)	15,476	46,067

Net increase (decrease)	(1,707)	8,125	71,871	401,616	91,932	11,739	(83,710)	52,552	83,869

Units, at beginning of the year	203,257	280,107	1,527,624	276,542	1,111,329	999,821	1,787,218	277,149	297,441

Units, at end of the year	201,550	288,232	1,599,495	678,158	1,203,261	1,011,560	1,703,508	329,701	381,310

For The Year Ended December 31, 2001 (Continued)	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Balanced Sub-Account	Templeton International Securities Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account	INVESCO VIF Financial Services Sub-Account	INVESCO VIF Health Sciences Sub-Account	INVESCO VIF Technology Sub-Account	Calvert Social Balanced Sub-Account

Units purchased	145,376	138,098	253,236	34,917	10,332	4,984	67,749	84,831	156,709	8,129

Units withdrawn	(91,310)	(128,970)	(30,870)	(14,796)	(12,313)	(51)	(3,658)	(8,254)	(19,396)	(400)

Units transferred between divisions	(40,250)	(83,967)	214,244	29,529	22,559	7,350	27,363	61,531	131,954	18,345

Net increase (decrease)	13,816	(74,839)	436,610	49,650	20,578	12,283	91,454	138,108	269,267	26,074

Units, at beginning of the year	1,544,164	1,579,044	183,988	174,937	130,861	6,101	78,979	195,530	290,493	9,862

Units, at end of the year	1,557,980	1,504,205	620,598	224,587	151,439	18,384	170,433	333,638	559,760	35,936

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

For The Year Ended December 31, 2000	MML Equity Sub-Account	MML Blend Sub-Account	MML Equity Index Sub-Account	MML Small Cap Value Equity Sub-Account	MML Growth Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML OTC 100 Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Bond Sub-Account

Units purchased	390,448	473,752	311,966	76,901	138,098	126,648	30,094	30,180	18,062	1,031,786	158,610

Units withdrawn	(20,611)	(29,770)	(25,590)	(4,484)	(8,101)	(4,997)	(167)	(215)	-	(45,021)	(23,461)

Units transferred between divisions	44,891	96,255	104,603	48,293	14,935	36,846	45,130	8,227	2,342	(631,503)	84,913

Net increase (decrease)	414,728	540,237	390,979	120,710	144,932	158,497	75,057	38,192	20,404	355,262	220,062

Units, at beginning of the period/year	339,319	488,221	401,002	171,242	91,808	83,864	-	-	-	436,777	327,077

Units, at end of the year	754,047	1,028,458	791,981	291,952	236,740	242,361	75,057	38,192	20,404	792,039	547,139

For The Year Ended December 31, 2000 (Continued)	Oppenheimer High Income Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Multiple Strategies Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Strategic Bond Sub-Account	Oppenheimer Main Street Growth & Income Sub-Account	Panorama Total Return Sub-Account	Panorama Growth Sub-Account	Oppenheimer International Growth Sub-Account

Units purchased	120,247	738,607	595,180	19,628	564,304	274,301	1,313,637	62,064	60,629	101,854

Units withdrawn	(10,884)	(17,288)	(13,021)	(217)	(11,698)	(37,360)	(43,230)	(15,382)	(11,563)	(9,896)

Units transferred between divisions	110,889	221,655	152,845	360,271	153,907	143,351	337,122	(34,151)	(22,747)	32,706

Net increase (decrease)	220,252	942,974	735,004	379,682	706,513	380,292	1,607,529	12,531	26,319	124,664

Units, at beginning of the period/year	91,128	90,449	73,481	-	94,620	106,455	272,531	261,029	176,938	155,443

Units, at end of the year	311,380	1,033,423	808,485	379,682	801,133	486,747	1,880,060	273,560	203,257	280,107

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS (Continued)

For The Year Ended December 31, 2000 (Continued)	Panorama LifeSpan Diversified Income Sub-Account	Panorama LifeSpan Balanced Sub-Account	Panorama LifeSpan Capital Appreciation Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP II Contrafund® Sub-Account	Fidelity® VIP III Growth Opportunities Sub-Account	MFS Growth With Income Sub-Account

Units purchased	5,357	77,640	10,725	561,426	206,808	520,794	739,990	740,126	192,752	211,141

Units withdrawn	(3,783)	(10,253)	(1,413)	(56,322)	(3,605)	(22,255)	(17,177)	(68,881)	(3,381)	(5,813)

Units transferred between divisions	(100,672)	(229,884)	(54,747)	122,263	45,524	124,213	183,996	115,011	30,253	64,178

Net increase (decrease)	(99,098)	(162,497)	(45,435)	627,367	248,727	622,752	906,809	786,256	219,624	269,506

Units, at beginning of the year	99,098	162,497	45,435	900,257	27,815	488,577	93,012	1,000,962	57,525	27,935

Units, at end of the year	-	-	-	1,527,624	276,542	1,111,329	999,821	1,787,218	277,149	297,441

For The Year Ended December 31, 2000 (Continued)	Janus Aspen Worldwide Growth Sub-Account	Janus Aspen Capital Appreciation Sub-Account	Janus Aspen Balanced Sub-Account	Templeton International Securities Sub-Account	Deutsche VIT Small Cap Index Sub-Account	Deutsche VIT EAFE® Equity Index Sub-Account	Invesco VIF Financial Services Sub-Account	Invesco VIF Health Sciences Sub-Account	Invesco VIF Technology Sub-Account	Calvert Social Balanced Sub-Account

Units purchased	1,070,631	1,096,883	117,935	93,893	89,181	5,888	37,676	113,109	208,272	7,497

Units withdrawn	(34,960)	(61,625)	(1,786)	(2,058)	(1,769)	-	(3)	(327)	(1,059)	(384)

Units transferred between divisions	253,458	218,695	67,839	50,213	28,810	213	41,306	82,748	83,280	2,749

Net increase (decrease)	1,289,129	1,253,953	183,988	142,048	116,222	6,101	78,979	195,530	290,493	9,862

Units, at beginning of the period/year	255,035	325,091	-	32,889	14,639	-	-	-	-	-

Units, at end of the year	1,544,164	1,579,044	183,988	174,937	130,861	6,101	78,979	195,530	290,493	9,862

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2001, follows:

	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
MML Equity Sub-Account
December 31,

2001	995,433	$ 7.55	$7,516,581	1.40%	(15.91)%
2000	754,047	8.98	6,771,214	1.40%	1.44%
1999*	339,319	8.85	3,003,913	1.40%	(11.50)%

MML Blend Sub-Account
December 31,

2001	1,121,037	8.53	9,567,986	1.40%	(7.07)%
2000	1,028,458	9.18	9,445,459	1.40%	(1.36)%
1999*	488,221	9.31	4,545,762	1.40%	(6.90)%

MML Equity Index Sub-Account
December 31,

2001	766,815	8.34	6,392,746	1.40%	(13.55)%
2000	791,981	9.64	7,637,327	1.40%	(10.78)%
1999*	401,002	10.81	4,334,347	1.40%	8.10%

MML Small Cap Value Equity Sub-Account
December 31,

2001	352,726	12.44	4,388,467	1.40%	1.91%
2000	291,952	12.21	3,564,262	1.40%	12.06%
1999	171,242	10.89	1,865,575	1.40%	(2.42)%
1998*	8,742	11.16	97,599	1.40%	11.60%

MML Growth Equity Sub-Account
December 31,

2001	248,872	8.76	2,179,811	1.40%	(26.26)%
2000	236,740	11.88	2,878,797	1.40%	(7.83)%
1999*	83,864	12.89	1,080,829	1.40%	28.90%

MML Small Cap Growth Equity Sub-Account
December 31,

2001	246,385	11.99	2,955,361	1.40%	(13.94)%
2000	242,361	13.94	3,299,539	1.40%	(15.09)%
1999*	91,809	16.41	1,506,936	1.40%	64.10%

MML Large Cap Value Sub-Account
December 31,

2001	212,850	8.61	1,831,863	1.40%	(12.40)%
2000*	75,057	9.82	737,411	1.40%	(1.80)%

MML Emerging Growth Sub-Account
December 31,

2001	71,529	6.00	428,912	1.40%	(17.59)%
2000*	38,192	7.28	277,876	1.40%	(27.20)%

MML OTC 100 Sub-Account
December 31,

2001	49,666	3.99	198,319	1.40%	(34.03)%
2000*	20,404	6.05	123,506	1.40%	(39.50)%

MML Enhanced Index Core Equity Sub-Account
December 31,

2001*	63,395	9.17	581,510	1.40%	(8.27)%

MML Small Company Opportunities Sub-Account
December 31,

2001*	11,027	10.80	119,154	1.40%	8.05%

*	Commenced operations
Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)
	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
Oppenheimer Money Sub-Account
December 31,

2001	1,395,262	$12.37	$17,264,186	1.40%	2.41%
2000	792,039	12.08	9,569,867	1.40%	4.68%
1999	436,777	11.54	5,041,241	1.40%	3.51%
1998*	113,305	11.15	1,263,363	1.40%	11.50%

Oppenheimer Bond Sub-Account
December 31,

2001	1,257,963	12.66	15,928,450	1.40%	6.28%
2000	547,139	11.91	6,518,512	1.40%	4.63%
1999	327,077	11.39	3,724,328	1.40%	(2.89)%
1998*	59,397	11.73	696,448	1.40%	17.30%

Oppenheimer High Income Sub-Account
December 31,

2001	445,096	9.62	4,280,458	1.40%	0.54%
2000	311,380	9.56	2,978,332	1.40%	(5.07)%
1999*	91,128	10.08	918,201	1.40%	0.80%

Oppenheimer Aggressive Growth Sub-Account
December 31,

2001	1,110,759	8.58	9,532,839	1.40%	(32.23)%
2000	1,033,423	12.66	13,087,182	1.40%	(12.47)%
1999*	90,449	14.47	1,308,579	1.40%	44.70%

Oppenheimer Capital Appreciation Sub-Account
December 31,

2001	1,092,022	10.71	11,697,157	1.40%	(13.80)%
2000	808,485	12.43	10,046,531	1.40%	(1.61)%
1999*	73,481	12.63	928,049	1.40%	26.30%

Oppenheimer Multiple Strategies Sub-Account
December 31,

2001	579,155	10.03	5,811,541	1.40%	0.79%
2000*	379,682	9.96	3,780,122	1.40%	(0.04)%

Oppenheimer Global Securities Sub-Account
December 31,

2001	1,023,711	12.20	12,490,048	1.40%	(13.27)%
2000	801,133	14.07	11,269,758	1.40%	3.64%
1999*	94,620	13.57	1,284,360	1.40%	35.70%

Oppenheimer Strategic Bond Sub-Account
December 31,

2001	775,541	10.76	8,346,140	1.40%	3.38%
2000	486,747	10.41	5,066,893	1.40%	1.21%
1999*	106,455	10.28	1,094,866	1.40%	2.80%

Oppenheimer Main Street® Growth & Income Sub-Account
December 31,

2001	2,075,929	8.57	17,788,665	1.40%	(11.42)%
2000	1,880,060	9.67	18,186,588	1.40%	(10.04)%
1999*	272,531	10.75	2,930,429	1.40%	7.50%

Panorama Total Return Sub-Account
December 31,

2001	273,612	11.89	3,252,102	1.40%	(8.24)%
2000	273,560	12.95	3,543,612	1.40%	(3.86)%
1999	261,029	13.47	3,516,942	1.40%	(2.91)%
1998*	64,846	13.88	899,842	1.40%	38.80%

*	Commenced operations
Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)
	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
Panorama Growth Sub-Account
December 31,

2001	201,550	$11.29	$ 2,275,559	1.40%	(11.86)%
2000	203,257	12.81	2,603,573	1.40%	(13.87)%
1999	176,938	14.87	2,631,303	1.40%	(5.10)%
1998*	29,056	15.67	455,299	1.40%	56.70%

Oppenheimer International Growth Sub-Account
December 31,

2001	288,232	13.80	3,977,652	1.40%	(25.37)%
2000	280,107	18.49	5,179,676	1.40%	(10.68)%
1999	155,443	20.70	3,218,131	1.40%	48.28%
1998*	13,535	13.96	188,974	1.40%	39.60%

American Century VP Income & Growth Sub-Account
December 31,

2001	1,599,495	11.52	18,421,154	1.40%	(9.64)%
2000	1,527,624	12.74	19,469,330	1.40%	(11.85)%
1999	900,257	14.46	13,016,246	1.40%	16.38%
1998*	39,253	12.42	487,656	1.40%	24.20%

American Century VP Value Sub-Account
December 31,

2001	678,158	11.83	8,020,953	1.40%	11.24%
2000	276,542	10.63	2,940,199	1.40%	16.51%
1999*	27,815	9.13	253,825	1.40%	(8.70)%

T. Rowe Price Mid-Cap Growth Sub-Account
December 31,

2001	1,203,261	16.51	19,865,943	1.40%	(2.31)%
2000	1,111,329	16.90	18,781,937	1.40%	5.93%
1999	488,577	15.95	7,795,028	1.40%	22.01%
1998*	15,476	13.08	202,371	1.40%	30.80%

Fideltiy® VIP Growth Sub-Account
December 31,

2001	1,011,560	8.49	8,586,266	1.40%	(18.88)%
2000	999,821	10.46	10,461,578	1.40%	(12.30)%
1999*	93,012	11.93	1,109,685	1.40%	19.30%

Fideltiy® VIP II Contrafund® Sub-Account
December 31,

2001	1,703,508	12.30	20,952,552	1.40%	(13.47)%
2000	1,787,218	14.21	25,404,728	1.40%	(7.91)%
1999	1,000,962	15.44	15,451,251	1.40%	22.53%
1998*	18,660	12.60	235,084	1.40%	26.00%

Fideltiy® VIP III Growth Opportunities Sub-Account
December 31,

2001	329,701	7.01	2,312,325	1.40%	(15.64)%
2000	277,149	8.31	2,303,999	1.40%	(18.32)%
1999*	57,525	10.18	585,500	1.40%	1.80%

MFS® Investors Trust Sub-Account
December 31,

2001	381,310	8.56	3,264,222	1.40%	(17.13)%
2000	297,441	10.33	3,072,574	1.40%	(1.53)%
1999*	27,935	10.49	293,048	1.40%	4.90%

Janus Aspen Worldwide Growth Sub-Account
December 31,

2001	1,557,980	9.15	14,250,164	1.40%	(23.52)%
2000	1,544,164	11.96	18,467,842	1.40%	(16.84)%
1999*	255,035	14.38	3,667,714	1.40%	43.80%

*	Commenced operations
Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)
	Units	Net Assets		Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
Janus Aspen Capital Appreciation Sub-Account
December 31,

2001	1,504,205	$ 8.73	$13,137,055	1.40%	(22.77)%
2000	1,579,044	11.31	17,856,581	1.40%	(19.32)%
1999*	325,091	14.02	4,556,423	1.40%	40.20%

Janus Aspen Balanced Sub-Account
December 31,

2001	620,598	9.05	5,614,407	1.40%	(6.00)%
2000*	183,988	9.62	1,770,700	1.40%	(3.80)%

Templeton International Securities Sub-Account
December 31,

2001	224,587	8.78	1,972,497	1.40%	(17.17)%
2000	174,937	10.60	1,854,940	1.40%	(3.73)%
1999*	32,889	11.01	362,239	1.40%	10.10%

Deutsche VIT Small Cap Index Sub-Account
December 31,

2001	151,439	11.12	1,684,614	1.40%	0.64%
2000	130,861	11.05	1,446,415	1.40%	(5.20)%
1999*	14,639	11.66	170,687	1.40%	16.60%

Deutsche VIT EAFE® Equity Index Sub-Account
December 31,

2001	18,384	6.50	119,504	1.40%	(25.74)%
2000*	6,101	8.75	53,404	1.40%	(12.50)%

INVESCO VIF Financial Services Sub-Account
December 31,

2001	170,433	11.14	1,898,223	1.40%	(11.14)%
2000*	78,979	12.53	989,960	1.40%	25.30%

INVESCO VIF Health Sciences Sub-Account
December 31,

2001	333,638	10.88	3,628,736	1.40%	(13.81)%
2000*	195,530	12.62	2,467,366	1.40%	26.20%

INVESCO VIF Technology Sub-Account
December 31,

2001	559,760	3.58	2,004,167	1.40%	(46.59)%
2000*	290,493	6.70	1,947,195	1.40%	(33.00)%

Calvert Social Balanced Sub-Account
December 31,

2001	35,936	8.77	315,319	1.40%	(8.24)%
2000*	9,862	9.56	94,308	1.40%	(4.40)%

*	Commenced operations

Report of Independent Auditors

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years ended December 31, 2001, 2000 and 1999.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2001 and 2000, and the results of its operations and its cash flows for the years ended December 31, 2001, 2000 and 1999, on the statutory basis of accounting described in Note 1.

As discussed in Note 2 to the statutory financial statements, the Company has changed certain statutory accounting practices. These practices changed as a result of the Commonwealth of Massachusetts Division of Insurance’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual effective January 1, 2001.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
March 1, 2002 (except with respect to the
    matter discussed in note 16, as to which
    the date is March 9, 2002)

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2001	2000
	(In Millions)

Assets:

Bonds	$26,596.3	$25,212.5
Common stocks	444.7	486.8
Mortgage loans	6,930.1	6,949.5
Real estate	1,923.7	2,017.0
Policy loans	6,071.2	5,727.1
Other investments	3,418.3	2,842.8
Cash and short-term investments	4,683.8	2,292.4

Total invested assets	50,068.1	45,528.1
Other assets	2,261.4	1,820.6

	52,329.5	47,348.7
Separate account assets	17,909.5	18,819.7

Total assets	$70,239.0	$66,168.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2001	2000
	(In Millions)

Liabilities:

Policyholders’ reserves and funds	$42,768.8	$39,117.3
Policyholders’ dividends	1,146.8	1,130.3
Policyholders’ claims and other benefits	364.2	333.5
Federal income taxes	674.3	740.2
Asset valuation and other investment reserves	690.8	892.6
Other liabilities	1,533.4	1,299.2

	47,178.3	43,513.1
Separate account liabilities	17,909.5	18,819.7

Total liabilities	65,087.8	62,332.8
Policyholders’ contingency reserves	5,151.2	3,835.6

Total liabilities and policyholders’ contingency reserves	$70,239.0	$66,168.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Revenue:

Premium income	$10,386.2	$ 9,325.3	$ 7,171.0
Net investment income	3,586.2	3,313.6	3,075.8
Fees and other income	195.5	180.8	170.1

Total revenue	14,167.9	12,819.7	10,416.9

Benefits and expenses:

Policyholders’ benefits and payments	7,031.8	9,238.4	7,294.0
Addition to policyholders’ reserves and funds	4,204.7	834.5	654.1
Operating expenses	568.0	451.5	450.7
Commissions	348.4	324.4	281.8
State taxes, licenses and fees	99.3	85.8	82.4
Federal income taxes	122.3	147.2	160.9

Total benefits and expenses	12,374.5	11,081.8	8,923.9

Net gain from operations before dividends	1,793.4	1,737.9	1,493.0

Dividends to policyholders	1,097.0	1,086.2	1,031.0

Net gain from operations	696.4	651.7	462.0

Net realized capital gains	123.3	93.2	5.4

Net income	$ 819.7	$ 744.9	$ 467.4

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Policyholders’ contingency reserves, beginning of year, as previously reported	$3,835.6	$3,411.3	$3,188.8

Cumulative effect of the change in statutory accounting principles	981.2	–	–

Policyholders’ contingency reserves, beginning of year, as adjusted	4,816.8	3,411.3	3,188.8

Increases (decreases) due to:
Net income	819.7	744.9	467.4
Change in net unrealized capital losses	(490.7)	(321.7)	(201.7)
Change in asset valuation and other investment reserves	201.8	101.3	59.5
Change in non-admitted assets	(210.1)	(100.3)	(11.2)
Change in prior year policyholders’ reserves	–	(0.2)	(13.0)
Benefit plan enhancements	–	–	(78.9)
Other	13.7	0.3	0.4

	334.4	424.3	222.5

Policyholders’ contingency reserves, end of year	$5,151.2	$3,835.6	$3,411.3

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2001	2000	1999
	(In Millions)

Operating activities:
Net income	$ 819.7	$ 744.9	$ 467.4
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	3,623.1	1,930.4	1,911.0
Net realized capital (gains)	(123.3)	(93.2)	(5.4)
Other changes	34.1	(42.7)	(220.2)

Net cash provided by operating activities	4,353.6	2,539.4	2,152.8

Investing activities:
Loans and purchases of investments	(13,095.2)	(14,177.4)	(14,180.3)
Sales and maturities of investments and receipts from repayment of loans	11,133.0	12,144.6	12,690.0

Net cash used in investing activities	(1,962.2)	(2,032.8)	(1,490.3)

Increase in cash and short-term investments	2,391.4	506.6	662.5

Cash and short-term investments, beginning of year	2,292.4	1,785.8	1,123.3

Cash and short-term investments, end of year	$ 4,683.8	$ 2,292.4	$ 1,785.8

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (the “Company”) is a global, diversified financial services organization providing life insurance, long-term care, annuities, disability income products and investments to individuals; and life insurance, investment and retirement and savings products to institutions. The Company is organized as a mutual life insurance company.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 2 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“United States GAAP”). As of January 1, 2001, the more significant differences between accounting principles pursuant to Codification and United States GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas United States GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas United States GAAP reserves would generally be based upon net level premium, estimated gross margin method, and appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas United States GAAP generally requires they be reported at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas United States GAAP would include deferred taxes as a component of net income; (e) payments received for universal and variable life products and variable annuities are reported as premium income and changes in reserves, whereas, under United States GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries and other controlled entities are accounted for using the equity method, whereas United States GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas United States GAAP would report these notes as liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, while under United States GAAP, “non-admitted assets” are recorded, net of any valuation allowance; and (i) reinsurance recoverables on unpaid losses are reported as a reduction of policyholders’ reserves and funds, while under United States GAAP, they are reported as an asset.

The Division has the right to permit other specific practices that deviate from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company was allowed as an admitted asset as of December 31, 2001 and 2000. However, the amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and is reduced each quarter until the asset equals zero at December 31, 2003. This permitted practice does not affect net income. A reconciliation of the Company’s surplus between the practices permitted by the Division and Codification as of December 31, 2001 is as follows (in millions):

Policyholders’ contingency reserves, as reported	$5,151.2
Less admitted prepaid pension asset	(255.6)

Policyholders’ contingency reserves, Codification	$4,895.6

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining investment valuation reserves, impairments and the liability for future policyholders’ reserves and funds and policyholders’ dividends. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Notes to Statutory Financial Statements, Continued

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk exist.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method, preferred stocks in good standing at cost, and common stocks at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

The value of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established.

For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Mortgage loans are valued at amortized cost net of valuation reserves. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation reserve is established for the excess of carrying value of the mortgage loan over its estimated fair value. The estimated fair value is based on the collateral value of the loan if the loan is collateralized. Any change to the valuation reserve for mortgage loans is included in net unrealized capital gains and losses. If the impairment is other than temporary, a direct write down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Collateral value is used as the measurement method if foreclosure becomes probable.

Foreclosed real estate is recorded at the lower of cost or collateral fair value at the foreclosure date. Interest income earned on impaired loans is accrued on the net carrying value amount of the loan based on the loan’s effective interest rate; however, interest is not accrued for impaired loans more than 60 days past due.

Real estate classified as held for the production of income or occupied by the company is carried at depreciated cost less encumbrances and any adjustments for impairment in value. Depreciation is calculated using the straight-line method over its estimated useful life, not to exceed 40 years. An impairment loss is measured as the amount by which the individual carrying amounts exceed the fair value of properties. If the fair value of the asset is less than the carrying value, the asset is written down to the fair value thereby establishing a new cost basis. The adjustment is recorded in the Statutory Statements of Income as a realized capital loss.

Real estate held for sale is valued at the lower of its depreciated cost less encumbrances or fair value less encumbrances and estimated costs to sell. Subsequent revisions to the fair value of the asset shall be reported as adjustments to the valuation reserve. Any change to the valuation reserve is recorded in the Statutory Statements of Income as a realized gain or loss.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.
Notes to Statutory Financial Statements, Continued

Short-term investments are carried at amortized cost.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Consolidated Statutory Statements of Financial Position and are accounted for using the equity method.

During 2001 and 2000, the Company contributed additional paid-in capital of $207.5 million and $233.0 million, respectively, to unconsolidated subsidiaries including MassMutual Holding Company, Inc.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers all interest related after-tax realized capital gains and losses. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.

Net realized after tax capital gains of $2.4 million in 2001 and net realized after tax capital losses of $66.7 million in 2000 and $29.2 million in 1999 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $31.3 million in 2001, $42.0 million in 2000 and $52.0 million in 1999, respectively. Realized capital gains and losses, less taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default, (b) interest on mortgage loans delinquent more than ninety days or where collection of interest is uncertain, (c) rent in arrears for more than three months, (d) policy loans interest due and accrued in excess of cash value, and (e) due and accrued interest on non-admitted assets.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not chargeable with liabilities that arise from any other business of the Company. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, which comprise the majority of the separate account assets, for which the policyholder assumes the investment risk; and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

c. Non-admitted Assets

Assets designated as “non-admitted” by the NAIC include furniture, certain equipment, a portion of the prepaid pension asset, and certain other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Notes to Statutory Financial Statements, Continued

Reserves for individual annuities, funding agreements, guaranteed investment contracts, deposit administration and immediate participation guarantee contracts are based on account value or at accepted actuarial methods, principally at interest rates ranging from 2.25 to 11.25 percent.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

e. Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premiums, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

f. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

g. Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment returns, mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

h. Participating Contracts

Participating policies issued by the Company and its United States based life insurance subsidiaries represent in excess of 74% of the Company’s business as of December 31, 2001.

i. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

j. Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.
Notes to Statutory Financial Statements, Continued

2.	ADOPTION OF NEW ACCOUNTING STANDARDS AND ACCOUNTING CHANGES

On January 1, 2001 the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. Additionally, on January 1, 2001 the Company changed its method of depreciation on certain real estate investments from the constant yield method to the straight-line method as allowed by Codification.

	The total adjustment to policyholders’ contingency reserves due to these changes at January 1, 2001 is as follows (in millions):

	Deferred income taxes				$479.8
	Derivatives marked to market				432.8
	Change in carrying value of subsidiaries				206.2
	Change in real estate depreciation				(84.2)
	Claim expense reserve				(63.2)
	Other				9.8

	Cumulative effect of change in statutory accounting principles				$981.2

	The Company believes that it has made a reasonable determination of the effect on policyholders’ contingency reserves based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the Commonwealth of Massachusetts Division of Insurance or the NAIC may have a material impact on this determination. In conformity with statutory accounting practices, prior year statements have not been restated to reflect the implementation of Codification. Certain 2000 and 1999 balances have been reclassified to conform to current year presentation.

3.	INVESTMENTS

	The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2001, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $962.3 million, $664.4 million and $184.5 million, respectively.

	a. Bonds

	The carrying value and estimated fair value of bonds were as follows:

		December 31, 2001

		Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses		Estimated Fair Value

		(In Millions)
	U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 3,149.2	$ 0.3	$ –		$ 3,149.5
	Debt securities issued by foreign governments	22.1	0.2	0.2		22.1
	Asset-backed securities	654.1	5.6	4.6		655.1
	Mortgage-backed securities	4,088.0	13.0	–		4,101.0
	State and local governments	75.7	3.3	–		79.0
	Corporate debt securities	15,095.6	80.2	119.1		15,056.7
	Utilities	992.6	13.8	4.0		1,002.4
	Affiliates	2,519.0	–	1.3		2,517.7

		$26,596.3	$116.4	$129.2		$26,583.5

Notes to Statutory Financial Statements, Continued

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)

U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 3,486.0	$ 68.9	$ 0.1	$ 3,554.8
Debt securities issued by foreign governments	42.8	0.3	2.3	40.8
Asset-backed securities	702.9	–	0.4	702.5
Mortgage-backed securities	3,819.4	1.4	–	3,820.8
State and local governments	81.7	3.6	–	85.3
Corporate debt securities	13,996.6	46.0	145.2	13,897.4
Utilities	906.3	5.8	2.5	909.6
Affiliates	2,176.8	3.0	–	2,179.8

	$25,212.5	$129.0	$150.5	$25,191.0

The carrying value and estimated fair value of bonds at December 31, 2001 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)

Due in one year or less	$ 316.0	$ 316.7
Due after one year through five years	5,661.8	5,642.9
Due after five years through ten years	10,042.6	10,020.5
Due after ten years	3,595.0	3,610.0

	19,615.4	19,590.1
Asset-backed securities, mortgage-backed securities, and securities guaranteed by the U.S. government	6,980.9	6,993.4

	$26,596.3	$26,583.5

Proceeds from sales of investments in bonds were $8,137.8 million during 2001, $7,417.1 million during 2000 and $10,621.2 million in 1999. Gross capital gains of $76.4 million in 2001, $180.7 million in 2000, and $103.3 million in 1999, and gross capital losses of $152.3 million in 2001, $99.4 million in 2000, and $132.0 million in 1999 were realized, portions of which were deferred into the IMR. Impairment on bonds during the year ended December 31, 2001 was $110.0 million and was included in the gross capital losses noted above.

Excluding investments in United States governments and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

b. Common Stocks

Common stocks had the following characteristics as of and for the years ended December 31, 2001, 2000 and 1999:

	2001	2000	1999
	(In Millions)

Cost	$452.9	$486.7	$325.0
Sales proceeds	553.6	398.1	302.3
Gross realized capital gains	48.7	87.7	65.8
Gross realized capital losses	44.9	34.1	16.2
Gross unrealized capital gains	97.2	96.8	121.8
Gross unrealized capital losses	105.4	96.7	60.5
Notes to Statutory Financial Statements, Continued

	Impairment on common stocks during the year ended December 31, 2001 was $4.4 million and was recorded in gross realized capital losses.

c.	Mortgage Loans

	Mortgage loans, comprised primarily of commercial loans, amounted to $6,930.1 million and $6,949.5 million at December 31, 2001 and 2000, respectively. The Company’s mortgage loans finance various types of commercial properties throughout the United States. The 2001 amounts are net of $8.5 million in valuation reserves whereas the 2000 valuation reserves of $21.9 million were recorded as other investment reserves on the Statutory Statements of Financial Position. There were no impaired mortgage loans at December 31, 2001 and 2000. The Company had restructured loans with book values of $13.9 million and $35.1 million at December 31, 2001 and 2000, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2001 and 2000.

	At December 31, 2001, scheduled mortgage loan maturities were as follows (in millions):

	2002		$363.5
	2003		418.6
	2004		395.9
	2005		518.4
	2006		816.6
	Thereafter		2,937.7

	Commercial loans		5,450.7
	Mortgage loan pools		1,479.4

	Mortgage loans		$6,930.1

	The Company invests in mortgage loans collateralized principally by commercial real estate. During 2001, commercial mortgage loan lending rates ranged from 4.3% to 15.0%.

	The maximum percentage of any one loan to the value of security at the time the loan was originated, exclusive of insured, guaranteed or purchase money mortgages, was 78.0% and 75.0% at December 31, 2001 and 2000, respectively.

	Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $0.7 million and $0.4 million at December 31, 2001 and 2000, respectively.

	The geographic distributions of the mortgage loans at December 31, 2001 and 2000 were as follows:

		2001	2000

		(In Millions)
	California	$1,038.9	$ 979.4
	Massachusetts	525.1	306.0
	Texas	473.4	470.1
	Illinois	403.3	364.6
	New York	380.0	458.4
	Florida	311.3	386.9
	All other states	2,318.7	2,717.2

	Commercial loans	5,450.7	5,682.6
	Nationwide loan pools	1,479.4	1,266.9

	Mortgage loans	$6,930.1	$6,949.5

d.	Reverse Repurchase Agreements

	The Company enters into reverse repurchase agreements with eligible counterparties. Under a reverse repurchase agreement, the Company sells securities and agrees to repurchase them at a mutually agreed date and price with the difference between the sale price and repurchase price establishing the costs of the transaction to the Company. A reverse repurchase agreement essentially constitutes a form of secured borrowing by the Company. A reverse repurchase agreement involves risk that the market value of the investments purchased by the Company may decline below the amount of the Company’s obligation to repurchase. As of December 31, 2001, the Company had reverse repurchase agreements outstanding in the amount of $214.0 million, with maturities from January 14, 2002 through March 7, 2002 and interest rates ranging from 1.86% to 2.12%. The outstanding amount is collateralized by $224.5 million in bonds.

e.	Real Estate

Real estate occupied by the company amounted to $73.5 million and $68.1 million at December 31, 2001 and 2000, respectively.

Real estate held for production of income was $1,531.4 million and $1,714.5 million, net of encumbrances of $21.0 million and $50.0 million at December 31, 2001 and 2000, respectively.

Real estate held for sale amounted to $318.8 million, net of valuation reserves of $6.3 million at December 31, 2001. At December 31, 2000, real estate held for sale amounted to $234.4 million and valuation reserves of $2.1 million were recorded in general investment reserves.

The carrying value on non-income producing real estate amounted to $86.0 million and $65.2 million at December 31, 2001 and 2000, respectively. Depreciation expense on real estate during the years ended December 31, 2001, 2000 and 1999 was $78.7 million, $101.6 million and $80.4 million, respectively. No impairments on real estate were recorded during the years ended December 31, 2001, 2000 and 1999.

f. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $129.5 million and $113.5 million at December 31, 2001 and 2000, respectively. Investments in joint ventures and partnerships were $1,217.4 million and $1,255.5 million at December 31, 2001 and 2000, respectively. Net investment income on joint ventures and partnerships was $42.6 million, $2.1 million and $21.9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Net investment income on derivative instruments was $170.8 million, $15.0 million and $32.3 million for the years ended December 31, 2001, 2000 and 1999, respectively.

g. Realized capital gains and losses

Net realized capital gains and losses were comprised of the following:

	Years Ended December 31,
	2001	2000	1999
	(In Millions)
Bonds	$(75.9)	$ 81.3	$(28.7)
Common stocks	3.8	53.6	49.6
Mortgage loans	8.6	(7.2)	(2.7)
Real estate	39.1	33.3	16.2
Closed derivatives	(57.7)	(156.1)	(30.6)
Derivatives marked to market	274.6	–	–
Other investments	(40.5)	106.6	(3.6)
Federal and state taxes	(26.3)	(85.0)	(23.9)

Net realized capital gains before deferral to IMR	125.7	26.5	(23.7)
(Gains) losses deferred to IMR	(3.6)	102.6	44.9
Less: taxes on net deferred gains (losses)	1.2	(35.9)	(15.8)

Net deferred to IMR	(2.4)	66.7	29.1

Net realized capital gains	$123.3	$ 93.2	$ 5.4

Notes to Statutory Financial Statements, Continued

4. PORTFOLIO RISK MANAGEMENT

The Company uses derivative financial instruments in the normal course of business to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The investment risk is assessed on a portfolio basis and derivative financial instruments are not designated as a hedge with respect to a specific risk; therefore, the criteria for deferral accounting is not met. The Company does not hold or issue these financial instruments for trading purposes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed-upon notional principal amount. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other investments on the Statutory Statements of Financial Position. At December 31, 2001 and 2000, the Company had interest rate swaps with notional amounts of $14,102.3 million and $10,314.5 million, respectively. The Company’s credit risk exposure was limited to the fair values of $627.3 million and $409.1 million at December 31, 2001 and 2000, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The fair value of these contracts is included in other investments on the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had option contracts with notional amounts of $6,857.3 million and $10,089.8 million, respectively. The Company’s credit risk exposure was limited to the fair values of $87.4 million and $89.3 million at December 31, 2001 and 2000, respectively.

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. The fair value of caps and floors is included in other investments in the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and are included in other assets in the Statutory Statements of Financial Position. Changes in the fair value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had agreements with notional amounts of $1,100.0 million and $2,883.0 million, respectively. The Company’s credit risk exposure on these agreements was limited to the fair values of $10.5 million and $17.7 million at December 31, 2001 and 2000, respectively.

The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $1,868.0 million and $506.2 million at December 31, 2001 and 2000, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $44.3 million and $11.5 million at December 31, 2001 and 2000, respectively.

The Company utilizes certain other agreements including forward commitments, and asset and equity swaps to reduce exposures to various risks. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. Notional amounts related to these agreements totaled $234.4 million and $496.0 million at December 31, 2001 and 2000, respectively. The Company enters into forward United States Treasury, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and other commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Changes in the value of these contracts are recorded as realized capital gains and losses when contracts are closed and at each reporting date. At December 31, 2001 and 2000, the Company had United States Treasury, GNMA, FNMA and other purchase commitments which will settle during the following year with contractual amounts of $1,869.8 million and $412.3 million, respectively. The Company’s credit risk exposure on these agreements is limited to the fair values of $4.2 million and $1.2 million at December 31, 2001 and 2000, respectively.

Notes to Statutory Financial Statements, Continued

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Changes in the value of these contracts are recorded as realized gains and losses when contracts are closed and at each reporting date. As of December 31, 2001 and 2000, the Company had entered into financial futures contracts with contractual amounts of $488.4 million and $992.8 million, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $172.0 million and $548.3 million at December 31, 2001 and 2000, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material affect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: Estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Mortgage loans: The fair value of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the Statutory Statements of Financial Position.

Other financial instruments: The estimated fair value for these instruments is determined based on quotations obtained from dealers or other reliable sources.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.
Notes to Statutory Financial Statements, Continued

The following table summarizes the carrying value and fair value of the Company’s financial instruments at December 31, 2001 and 2000:

	2001		2000
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)

Financial assets:

Bonds	$26,596.3	$26,583.5	$25,212.5	$25,191.0
Common stocks	444.7	444.7	486.8	486.8
Preferred stocks	152.1	159.7	135.8	137.7
Mortgage loans	6,930.1	7,277.9	6,949.5	7,081.0
Policy loans	6,071.2	6,071.2	5,727.1	5,727.1
Cash and short-term investments	4,683.8	4,683.8	2,292.4	2,292.4

Other financial instruments:

Interest rate swap agreements	627.3	627.3	–	409.1
Options	87.4	87.4	69.6	89.3
Interest rate caps & floors	10.5	10.5	7.9	17.7
Currency swaps	44.3	44.3	–	11.5
Forward commitments, equity and asset swaps	4.2	4.2	(4.7)	1.2

Financial liabilities:

Investment type insurance contracts	10,191.5	10,249.7	8,436.9	8,290.3

6. REINSURANCE

The Company utilizes reinsurance agreements to reduce exposure to large losses in certain aspects of its insurance business. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company records a receivable for reinsured benefits paid and the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Premiums ceded were $220.3 million, $160.2 million and $142.7 million and reinsurance recoveries were $134.5 million, $93.9 million and $100.1 million for the periods ended December 31, 2001, 2000 and 1999, respectively. Amounts recoverable from reinsurers were $48.9 million and $55.6 million as of December 31, 2001 and 2000, respectively. At December 31, 2001, five reinsurers accounted for 83% of the outstanding reinsurance recoverable from reinsurers.

7. FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as policyholder dividends and tax credits, resulted in effective tax rates which differ from the federal statutory tax rate.

Notes to Statutory Financial Statements, Continued

For the years ending December 31, 2001, 2000 and 1999, the Company’s effective tax rate differs from the federal statutory tax rate of 35% for the following reasons:

	2001	2000	1999
	(In Millions)
Expected federal income tax expense using 35%	$286.5	$279.6	$218.0
Income not subject to tax	(58.8)	(41.2)	(46.5)
Tax credits, net of foreign taxes	(32.5)	(32.9)	(21.8)
Policy reserves	4.6	10.3	29.3
Policy acquisition costs	15.2	10.8	13.4
Policyholder dividends and related items	(13.6)	5.4	19.1
Investment items	(25.1)	(13.3)	(13.0)
Expense items	(39.9)	(25.5)	(15.3)
Other	(14.1)	(46.0)	(22.3)

Total federal income tax expense	122.3	147.2	160.9
Capital gains tax expense	21.6	82.2	21.0

Current income tax expense	$143.9	$229.4	$181.9

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2001 were as follows (in millions):

Deferred Tax Assets:

Policy reserves	$ 361.6
Policy acquisition costs	352.9
Policyholder dividends and related items	382.1
Expense items	233.7
Investment items	172.9
Other items	92.4

Total deferred tax assets	1,595.6
Non-admitted deferred tax assets	(470.7)

Admitted deferred tax assets	$1,124.9

Deferred Tax Liabilities:

Investment items	$ 344.0
Policy reserves	24.1
Pension liabilities	113.5
Expense items	140.6

Total deferred tax liabilities	622.2

Net admitted deferred tax asset	$ 502.7

The change in deferred tax assets of $302.2 million, net of non-admitted assets, less the change in deferred tax liabilities of $279.4 million resulted in the net change in deferred taxes of $22.8 million as of December 31, 2001.

In 2001, 2000 and 1999, the Company paid federal income taxes in the amounts of $209.5 million, $223.6 million and $82.5 million, respectively. Federal income taxes available for recovery in the event of future net losses are $152.8 million in 2001, $226.3 million in 2000, and $186.5 million in 1999.

The Company plans to file its 2001 federal income tax return on a consolidated basis with its eligible consolidated subsidiaries and certain affiliates. The Company and its eligible consolidated subsidiaries and certain affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

Notes to Statutory Financial Statements, Continued

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 and is currently examining the years 1995 through 1997. Management believes adjustments which may result from such examinations will not materially affect the Company’s financial position.

Components of the formula for determining deductible policyholder dividends have not been finalized for 2001 or 2000. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

8. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

Retirement and Savings Plans

The Company sponsors a retirement plan in the form of a cash balance pension plan. On January 1, 2001, the pension plan of an unconsolidated subsidiary was merged into the cash balance plan. With the addition of the agent population on March 1, 2001, the plan now covers substantially all employees. Benefits under the cash balance pension plan are expressed as an account balance that is increased monthly with pay and interest credits. Pay credits are based on employee age and years of service. Special provisions apply to participants who were in the prior traditional defined benefit plans.

The Company accounts for this plan following statutory accounting practices. Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a plan asset of $255.6 million and $383.4 million at December 31, 2001 and 2000, respectively. The amount credited to operations for this plan was $29.4 million, $58.6 million and $53.5 million for 2001, 2000 and 1999, respectively. The Company’s policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2001 and 2000. The assets of the plan are invested in group annuity contracts which invest in the Company’s general and separate accounts.

The Company sponsors defined contribution plans for employees and agents encompassing substantially all of its employees. On January 1, 2001, the profit sharing plan of an unconsolidated subsidiary was merged into the MassMutual Thrift Plan and on March 2, 2001 the Company merged the Agents’ 401(k) Savings Plan into the MassMutual Thrift Plan. The Company funds this plan by matching employee contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year.

Company contributions and any related earnings are vested based on years of service using a graduated vesting schedule with full vesting after three years of service. The Company also maintains the Agent Pension Plan. Contributions to this money purchase plan for future service were discontinued on February 28, 2001. The assets of the plan are invested in group annuity contracts which invest in the Company’s general and separate accounts.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company accounts for these benefits following statutory accounting practices. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 2001 and 2000, the net unfunded accumulated benefit obligation was $206.5 million and $166.8 million, respectively, for employees and agents eligible to retire or currently retired and $27.1 million and $29.5 million, respectively, for participants not eligible to retire.

Notes to Statutory Financial Statements, Continued

A summary of assets, obligations and assumptions of the retirement, life and health benefit plans were as follows at December 31, 2001 and 2000:

	Retirement Benefits		Life and Health Benefits
	2001	2000	2001	2000
	(In Millions)
Change in benefit obligation:

Benefit obligation at beginning of year	$ 851.6	$ 805.3	$ 185.4	$ 189.1
Service cost	22.5	16.8	5.1	3.8
Interest cost	60.2	60.0	13.9	13.1
Contribution by plan participants	–	–	–	–
Actuarial gain (loss)	(3.9)	6.5	15.9	(8.1)
Benefits paid	(57.0)	(86.9)	(13.0)	(12.5)
Plan amendments	–	–	15.9	–
Business combinations, divestitures, curtailments, settlements and special termination benefits	5.4	49.9	–	–
Adjustment for Codification	(24.1)	–	–	–

Benefit obligation at end of year	$ 854.7	$ 851.6	$ 223.2	$ 185.4

Change in plan assets:

Fair value of plan assets at beginning of year	$1,072.6	$1,165.3	$ 18.6	$ 20.4
Actual return on plan assets	(107.4)	(16.1)	0.8	1.1
Employer contribution	10.6	10.3	10.3	9.7
Benefits paid	(57.0)	(86.9)	(13.0)	(12.6)
Business combinations, divestitures and settlements	9.0	–	–	–

Fair value of plan assets at end of year	$ 927.8	$1,072.6	$ 16.7	$ 18.6

Funded status:

Unamortized prior service cost	–	$ 15.7	–	–
Unrecognized net gain (loss)	$ (214.9)	(89.0)	$ (12.0)	$ 4.2
Remaining net obligation or net asset at initial date of application	(9.2)	38.1	(58.1)	(46.0)
Prepaid assets (accrued liabilities)	297.2	256.2	(136.4)	(125.0)

Funded status of the plan	$ 73.1	$ 221.0	$(206.5)	$(166.8)

Benefit obligation for non-vested employees	$ 26.2	$ 24.1	$ 27.1	$ 29.5

Components of net periodic benefit cost:

Service cost	$ 22.5	$ 16.8	$ 5.2	$ 3.8
Interest cost	60.3	60.0	13.9	13.1
Expected return on plan assets	(111.5)	(115.3)	(1.2)	(1.3)
Amortization of unrecognized transition obligation or transition asset	1.3	(10.6)	3.8	3.9
Amount of recognized gains and losses	0.1	0.2	–	–
Amount of prior service cost recognized	–	(1.5)	–	–

Total net periodic benefit cost	$ (27.3)	$ (50.4)	$ 21.7	$ 19.5

Notes to Statutory Financial Statements, Continued

The following rates were used in determining the actuarial present value of the accumulated benefit obligations:

	Retirement Benefits		Life and Health Benefits
	2001	2000	2001	2000
Discount rate	7.50%	7.50%	7.50%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	10.00%	10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	9.00%
declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2001 accumulated post retirement benefit liability and benefit expense by $13.6 million and $1.2 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2001 accumulated post retirement benefit liability and benefit expense by $12.7 million and $1.1 million, respectively.

The net expense charged to operations for all employee benefit plans was $55.0 million in 2001, $15.8 million in 2000, and $28.9 million in 1999.

9. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. All surplus notes of both series are held by bank custodians for unaffiliated investors. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Anticipated sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023, and $50.0 million in 2024.

Interest on the notes issued in 1994 is paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 2001, 2000 and 1999.

10. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements related to subsidiaries and affiliates were $244.3 million, $241.7 million and $241.9 million for 2001, 2000 and 1999, respectively. The majority of these fees were from C. M. Life Insurance Company which accounted for $171.6 million in 2001, $172.6 million in 2000, and $124.5 million in 1999.

Various subsidiaries and affiliates, including David L. Babson, provide investment advisory services for the Company. Total fees for such services were $101.3 million, $98.8 million and $43.9 million for 2001, 2000 and 1999, respectively. In addition, certain subsidiaries provide administrative services for employee benefit plans to the Company. Total fees for such services were $8.8 million, $7.3 million and $9.0 million for 2001, 2000 and 1999, respectively.

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $410.4 million in 2001, $358.3 million in 2000 and $39.2 million in 1999. Fees and other income include a $42.0 million, $6.2 million and $1.8 million expense allowance in 2001, 2000 and 1999, respectively. Total policyholder benefits assumed on these agreements were $50.2 million in 2001, $47.6 million in 2000 and $43.8 million in 1999.

11. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary domestic life insurance subsidiaries, C. M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business.

The Company’s wholly-owned subsidiary MassMutual Holding Company (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2001 and 2000, MassMutual received $155.0 million and $132.9 million, respectively, in dividends from such subsidiaries. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. In the normal course of business, the Company provides specified guarantees and funding to its subsidiaries including contributions, if needed, to C. M. Life and MML Bay State to meet regulatory capital requirements. At December 31, 2001 and 2000, the Company had approximately $450.0 million and $500.0 million of outstanding funding commitments, respectively, and a $500.0 million support agreement related to credit facilities. The Company holds debt issued by MMHC and its subsidiaries of $2,366.1 million and $2,034.8 million at December 31, 2001 and 2000, respectively.

Below is summarized statutory financial information for the unconsolidated subsidiaries as of December 31, for the years ended:

	2001	2000	1999
	(In Millions)

Domestic life insurance subsidiaries:

Total revenue	$2,186.5	$3,111.9	$1,608.4
Net loss	(3.8)	(5.5)	(26.1)
Assets	9,344.4	8,738.3	5,961.0
Liabilities	8,963.2	8,419.5	5,697.1

Summarized below is United States GAAP financial information for the unconsolidated subsidiaries as of December 31 and for the years then ended:

	2001	2000	1999
	(In Millions)
Other subsidiaries:

Total revenue	$ 2,443.2	$1,607.2	$1,278.9
Net income	61.2	72.4	106.7
Assets	11,769.5	4,992.2	3,541.8
Liabilities	10,891.4	4,119.6	2,847.2

12. BUSINESS RISKS AND CONTINGENCIES

The Company has conducted a review of the financial impact of the tragic events that occurred on September 11, 2001. These events have not materially impacted the Company’s financial position, results of operations, or liquidity for the period ended December 31, 2001 or foreseeable future periods.

Notes to Statutory Financial Statements, Continued

Through December 31, 2001 the Company incurred gross claims in the amount of $17.1 million related to the events of September 11, 2001 of which $7.6 million are reinsured, resulting in a net exposure of $9.5 million. In addition to insurance risk, the Company does have investments in certain sectors of the economy which are directly impacted by these events, such as, the airline or travel and leisure industries. These investments are not material with respect to the total investment portfolio. The Company believes that its investment portfolio is of sufficient quality and diversity as to not be materially impacted by the events of September 11, 2001.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

13. LEASES

The Company leases office space and equipment under various noncancelable operating lease agreements. Total rental expense on operating leases was $33.1 million in 2001, $30.3 million in 2000, and $31.2 million in 1999.

Future minimum lease commitments are as follows (in millions):

2002	$ 33.8
2003	31.9
2004	27.8
2005	20.8
2006	16.3
Thereafter	21.2

Total	$151.8

14. LIQUIDITY

The withdrawal characteristics of the policyholders’ reserves and funds, including separate accounts, and the invested assets which support them at December 31, 2001 are illustrated below (in millions):

Total policyholders’ reserves and funds and separate account liabilities	$60,678.3
Not subject to discretionary withdrawal	(5,459.6)
Policy loans	(6,071.2)

Subject to discretionary withdrawal	$49,147.5

Total invested assets, including separate investment accounts	$67,977.6
Policy loans and other invested assets	(9,489.5)

Marketable investments	$58,488.1

15. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2001, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Notes to Statutory Financial Statements, Continued

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Assignment Company
Persumma Financial, LLC

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investment, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.2%
Oppenheimer Acquisition Corporation – 95.36%

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S. A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 92.5%
MassMutual International (Luxembourg) S. A. – 99.9%
MassMutual International Holding MSC, Inc.
MassMutual Life Insurance Company K.K. (Japan) – 99.5%
MassMutual Mercuries Life Insurance Company – 38.2%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 46.0%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO IM Inc.

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Funds
MassMutual Institutional Funds
Notes to Statutory Financial Statements, Continued

16. SUBSEQUENT EVENT

On March 9, 2002, the Job Creation and Worker Assistance Act of 2002 (the “Act”) was signed into law. One of the provisions of this Act modified the 2001, 2002 and 2003 tax deductibility of the Company’s dividends paid to policyholders. The Company is still evaluating the impact of this Act. Based upon preliminary analysis, the Company anticipates that its tax liability established prior to December 31, 2001 may be reduced by approximately $80.0 million in 2002.

PART C

OTHER INFORMATION

Item  24.    Financial Statements and Exhibits

        (a) Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Auditors
Statement of Assets and Liabilities as of December 31,2001
Statement of Operations for the year ended December 31, 2001
Statement of Changes in Net Assets for the year ended 2001 and for the year ended December 31, 2000
Notes to Financial Statements

The Depositor

Reports of Independent Auditors
Statutory Statements of Financial Position as of December 31, 2001 and 2000

Statutory Statements of Income for the years ended December 31, 2001, 2000, and 1999
Statutory Statements of Changes in Policyholders’ Contingency Reserves for the years ended December 31, 2001, 2000, and 1999

Statutory Statements of Cash Flows for the years ended December 31, 2001, 2000, and 1999
Notes to Statutory Financial Statements

        (b) Exhibits

Exhibit 1	Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account.(1)
Exhibit 2	Not Applicable.
Exhibit 3	(i) Principal Underwriting Agreement.(3)
(ii) Underwriting and Servicing Agreement.(3)
Exhibit 4	(i) Form of Group Annuity Contract.(1)
(ii) Form of Individual Certificate.(1)
Exhibit 5	(i) Form of Group Annuity Application.(1)
(ii) Form of Individual Certificate Application.(1)
Exhibit 6	(i) Copy of Articles of Incorporation of the Company.(1)
(ii) Copy of the Bylaws of the Company.(1)
Exhibit 7	Not Applicable.
Exhibit 8	(i) Form of Participation Agreement with Oppenheimer Variable Account Funds, Inc.(2)
(ii) Form of Participation Agreement with Panorama Series Fund, Inc.(2)
(iii) Form of Participation Agreement with American Century Variable Portfolios, Inc.(3)
(iv) Form of Participation Agreement with Fidelity Variable Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.(9)
(v) Form of Participation Agreement with T. Rowe Equity Series, Inc.(3)

(vi) Form of Participation Agreement with Deutsche Asset Management VIT Funds.(6)
(vii) Form of Participation Agreement with Janus Aspen Series.(6)
(viii) Form of Participation Agreement with Franklin Templeton Variable Insurance Products Trust.(6)
(ix) Form of Participation Agreement with MFS Variable Insurance Trust.(7)
(x) Form of Participation Agreement with Calvert Variable Series, Inc.(8)
(xi) Form of Participation Agreement with INVESCO Variable Investment Funds, Inc.(8)
Exhibit 9	Opinion and Consent of Counsel.*
Exhibit 10	(i) Consent of Independent Auditors’, Deloitte & Touche LLP.*
(ii) Powers of Attorney.(4)
(iii) Powers of Attorney for Robert J. O’Connell.(5)
(iv) Power of Attorney for Roger G. Ackerman.(3)
(v) Power of Attorney for Howard Gunton.(6)
(vi) Power of Attorney for Marc Racicot.(11)
Exhibit 11	Not Applicable.
Exhibit 12	Not Applicable.
Exhibit 13	Schedule of Computation of Performance.
Exhibit 14	None.

(1)	Incorporated by reference to Registrant’s initial Registration Statement (No. 333-45039) filed on January 28, 1998.
(2)	Incorporated by reference to Registration Statement No. 333-22557, filed on February 28, 1997.
(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039, filed on June 4, 1998.
(4)	Incorporated by reference to Initial Registration Statement No. 333-22557, filed on January 28, 1997.
(5)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-65887, filed on Form S-6 on January 28, 1999.
(6)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-80991, filed on September 20, 1999.
(7)	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on October 20, 1998.
(8)	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-80991 filed in April 2000.
(9)	Incorporated by reference to Initial Registration Statement No. 333-65887 filed on Form S-6 on October 20, 1998.
(10)	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-45039 filed in April 2000.
(11)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-73406 filed on Form N-4.

*	Filed herewith.

Item 25.    Directors and Officers of the Depositor

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Roger G. Ackerman, Director	Corning, Inc.
P.O. Box 45	Chairman (2001)
Phoenix, NY 13135	Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director	Resolute Partners, LLC
2 Soundview Drive	Chairman (since 1997)
Greenwich, CT 06836

Gene Chao, Director	Computer Projections, Inc.
733 SW Vista Avenue	Chairman, President and CEO (1991-2000)
Portland, OR 97205

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
James H. DeGraffenreidt, Jr., Director	WGL Holdings, Inc.
1100 H Street North West	Chairman and Chief Executive Officer (since 2001)
Washington, D.C. 20080	Chairman, President, and Chief Executive Officer (2000-2001)
Chairman and Chief Executive Officer (1998-2000)
President and Chief Executive Officer (1998)
President and Chief Operating Officer (1994-1998)

Patricia Diaz Dennis, Director	SBC Communications Inc.
175 East Houston, Room 5-A-50	Senior Vice President—Regulatory and Public Affairs
San Antonio, TX 78205	(since 1998)
Senior Vice President and Assistant General Counsel
(1995-1998)

Anthony Downs, Director	The Brookings Institution
1775 Massachusetts Ave., N.W.	Senior Fellow (since 1977)
Washington, DC 20036-2188

James L. Dunlap, Director	Ocean Energy, Inc.
2514 Westgate	Vice Chairman (1998-1999)
Houston, TX 77019	United Meridian Corporation
President and Chief Operating Officer (1996-1998)

William B. Ellis, Director	Yale University School of Forestry and Environmental Studies
31 Pound Foolish Lane	Senior Fellow (since 1995)
Glastonbury, CT 06033

Robert M. Furek, Director	Resolute Partners LLC
c/o Shipman & Goodwin	Partner (since 1997)
One American Row	State Board of Trustees for the Hartford School System
Hartford, CT 06103	Chairman (1997-2000)

Charles K. Gifford, Director	FleetBoston Financial
100 Federal Street, MA DE 10026A	President and Chief Executive Officer (since 2001)
Boston, MA 02110	President and Chief Operating Officer (1999-2001)
BankBoston, N.A.
Chairman and Chief Executive Officer (1996-1999)
BankBoston Corporation
Chairman (1998-1999) and Chief Executive Officer
(1995-1999)

William N. Griggs, Director	Griggs & Santow, Inc.
One State Street, 9th Floor	Managing Director (since 1983)
New York, NY 10004

William B. Marx, Jr., Director	Lucent Technologies
5 Peacock Lane	Senior Executive Vice President (1996-1996)
Village of Golf, FL 33436-5299

John F. Maypole, Director	Peach State Real Estate Holding Company
55 Sandy Hook Road—North	Managing Partner (since 1984)
Sarasota, FL 34242

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Robert J. O’Connell, Director, Chairman,	Massachusetts Mutual Life Insurance Company
President and Chief Executive Officer	Chairman (since 2000), Director, President and Chief Executive
1295 State Street	Officer (since 1999)
Springfield, MA 01111	American International Group, Inc.
Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Marc Racicot, Director	Bracewell & Patterson, LLP
2000 K Street, N.W., Suite 500	Partner (since 2001)
Washington, D.C. 20006-1872	State of Montana
Governor (1993-2000)

Executive Vice Presidents:

Susan A. Alfano	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 2001)
Springfield, MA 01111	Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr.	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President and General Counsel (since 1993)
Springfield, MA 01111

Frederick Castellani	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 2001)
Springfield, MA 01111	Senior Vice President (1996-2001)

Howard Gunton	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President & CFO (since 2001)
Springfield, MA 01111	Senior Vice President & CFO (1999-2001)
AIG Life Insurance Co.
Senior Vice President & CFO (1973-1999)

James E. Miller	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 1997 and 1987-1996)
Springfield, MA 01111

Christine M. Modie	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President and Chief Information Officer
Springfield, MA 01111	(since 1999)
Travelers Insurance Company
Senior Vice President and Chief Information Officer
(1996-1999)

John V. Murphy	OppenheimerFunds, Inc.
1295 State Street	Chairman, President, and Chief Executive Officer
Springfield, MA 01111	(since 2001)
President & Chief Operating Officer (2000-2001)
Massachusetts Mutual Life Insurance Company
Executive Vice President (since 1997)

Stuart H. Reese	David L. Babson and Co. Inc.
1295 State Street	Chairman and Chief Executive Officer (since 2001)
Springfield, MA 01111	President and Chief Executive Officer (1999-2001)
Massachusetts Mutual Life Insurance Company
Executive Vice President and Chief Investment Officer
(since 1999)
Chief Executive Director—Investment Management
(1997-1999)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Matthew Winter	Massachusetts Mutual Life Insurance Company
1295 State Street	Executive Vice President (since 2001)
Springfield, MA 01111	Senior Vice President (1998-2001)
Vice President (1996-1998)

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

        The assets of the Registrant, under state law, are assets of MassMutual.

        The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

        The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

D. MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

E. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

        F.  MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1. MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer.

a. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

1.) DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2.) Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker.

3.) MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

4.) Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

5.) MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

b. MML Securities Corporation, a Massachusetts corporation which operates as a “Massachusetts Security Corporation” under Section 63 of the Massachusetts General Laws.

c. MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

        2.  MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

        a.  MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b. 9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

c. 1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3. Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Trust I—99%)

4. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

        1.)  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

5. DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Trust I—98%).

1.) David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser.

a.) Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—100%)

b.) Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

c.) Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

6. Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Trust I—91.91%).

1.) OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

a.) Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

i.) Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

b.) HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

c.) OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

d.) Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

e.) Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

f.) Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

g.) Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

        h.)  OFI Private Investments, Inc. is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers , on a subadvisory basis for a stated fee.

        i.)  OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

j.) OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

        2.)  Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

3.) Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

4.) Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

        7.  CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8. HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9. MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

        10.  MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

11. MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

        1.)  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, LP (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

12. Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

        13.  MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

        2.)  MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary

4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive

b. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual Internacional (Argentina) S.A.—99%; MassMutual International, Inc.—1%)

c. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) Compania de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

d. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

10. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

        11.  MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

12. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

1.) Admiral Life Seguros de Vida, S.A., an Argentine corporation which operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, MassMutual International, Inc.—1%)

h. MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

i. MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc.—99.5%)

14. MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

        G.  MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

        H.  The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

        I.  Persumma Financial LLC, a Delaware limited liability company which offers on-line retirement service products.

        J.  MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

II.    REGISTERED INVESTMENT COMPANY AFFILIATES

        Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

        A.  DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

B. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

D. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

E. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

F. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

Item 27.    Number Of Contract Owners

        As of February 20, 2002, the number of contract owners was 6,461.

Item 28.    Indemnification

        Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

        Article V. Subject to limitations of law, the Company shall indemnify:

(a) each director, officer or employee;

(b) any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c) any individual who serves in any capacity with respect to any employee benefit plan;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

        Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

        (1)  any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

        (2)  any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

        (3)  any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

        In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person‘s conduct was such as precludes indemnification under any of such paragraphs.

        The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

        (a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

        (b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Kenneth M. Rickson	Member Representative G.R. Phelps & Co., Inc., President (5/1/96) CEO (12/22/97) Main OSJ Supervisor (12/22/97)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co. (5/1/96)	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President (5/1/96)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President, Assistant Secretary (5/1/96) Chief Legal Officer (4/25/2000)	1295 State Street Springfield, MA 01111

Matthew E. Winter	Executive Vice President (11/15/2001)	1295 State Street Springfield, MA 01111

Jeffrey Losito	Second Vice President (08/10/2001)	1414 Main Street Springfield, MA 01144-1013

James T. Bagley	Treasurer (12/22/97) Chief Financial Officer (4/25/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer (06/18/2001)	1295 State Street Springfield, MA 01111-0001

Ann F. Lomeli	Secretary (11/94)	1295 State Street Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Name	Officer	Business Address
H. Bradford Hoffman	Compliance Officer (06/18/2001)	1295 State Street Springfield, MA 01111

Edward D. Youmell	Registration Manager (08/10/2001)	1295 State Street Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and Hartford OSJ Supervisor (06/18/2001)	140 Garden Street Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor (12/22/97)	140 Garden Street Hartford, CT 06154

David W. O’Leary	Variable Annuity Supervisor (06/18/2001)	1295 State Street Springfield, MA 01111

Item 30.    Location of Accounts and Records

        All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 140 Garden Street, Hartford, CT.

Item 31.    Management Services

        Not Applicable.

Item 32.    Undertakings

(a)
Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

(b)
Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)
Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual certificates under the group deferred variable annuity contract with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 6 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 6 to Registration Statement No. 333-45039 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 22nd day of April, 2002.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ ROBERT J. O’CONNELL *
Robert J. O’Connell
Director, Chairman, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ RICHARD M. HOWE

*Richard M. Howe

On April 22, 2002, as Attorney-in-Fact pursuant to power of attorney.

        As required by the Securities Act of 1933, this Post-Effective Amendment No. 6 to Registration Statement No. 333-45039 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL * Robert J. O’Connell	Director, Chairman, President and Chief Executive Officer	April 22, 2002

/s/ HOWARD GUNTON * Howard Gunton	Executive Vice President, Chief Financial Officer & Chief Accounting Officer	April 22, 2002

/s/ ROGER G. ACKERMAN * Roger G. Ackerman	Director	April 22, 2002

/s/ JAMES R. BIRLE * James R. Birle	Director	April 22, 2002

/s/ GENE CHAO * Gene Chao	Director	April 22, 2002

Signature	Title	Date

JAMES H. DE GRAFFENREIDT , JR .. James H. DeGraffenreidt, Jr.	Director

/s/ PATRICIA DIAZ DENNIS * Patricia Diaz Dennis	Director	April 22, 2002

/s/ ANTHONY DOWNS * Anthony Downs	Director	April 22, 2002

/s/ JAMES L. DUNLAP * James L. Dunlap	Director	April 22, 2002

/s/ WILLIAM B. ELLIS * William B. Ellis	Director	April 22, 2002

/s/ ROBERT M. FUREK * Robert M. Furek	Director	April 22, 2002

/s/ CHARLES K. GIFFORD * Charles K. Gifford	Director	April 22, 2002

/s/ WILLIAM N. GRIGGS * William N. Griggs	Director	April 22, 2002

/s/ WILLIAM B. MARX , JR ..* William B. Marx, Jr.	Director	April 22, 2002

/s/ JOHN F. MAYPOLE * John F. Maypole	Director	April 22, 2002

/s/ MARC RACICOT * Marc Racicot	Director	April 22, 2002

/s/ RICHARD M. HOWE *Richard M. Howe	On April 22, 2002, as Attorney- in-Fact pursuant to powers of attorney

REPRESENTATION BY REGISTRANT’S COUNSEL

        As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 6 to Registration Statement No. 333-45039, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ JAMES M. RODOLAKIS

James M. Rodolakis
Counsel
Massachusetts Mutual Life Insurance Company

INDEX TO EXHIBITS

Exhibit 9	Opinion and Consent of Counsel

Exhibit 10(i)	Consent of Independent Auditors’, Deloitte & Touche LLP